As filed with the Securities and Exchange Commission on May 5, 2020
Registration No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
TransDigm Inc. TransDigm Group Incorporated Subsidiary Guarantors Listed on Schedule A Hereto (Exact name of registrant as specified in its charter)

TransDigm Inc. Delaware (State or other jurisdiction of incorporation or organization)	3728 (Primary Standard Industrial Classification Code Number)	TransDigm Group Incorporated Delaware (State or other jurisdiction of incorporation or organization)
34-1750032		41-2101738
(I.R.S. Employer Identification No.)		(I.R.S. Employer Identification No.)
1301 East 9th Street, Suite 3000
Cleveland, Ohio 44114
(216) 706-2960
(Address, including zip code, and telephone number, including area code, of each of the registrants’ principal executive offices)
Kevin M. Stein
President and Chief Executive Officer
TransDigm Group Incorporated
1301 East 9th Street, Suite 3000
Cleveland, Ohio 44114
(216) 706-2960
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copy to:
Michael J. Solecki
Jones Day
901 Lakeside Avenue
Cleveland, Ohio 44114
(216) 586-3939
Approximate date of commencement of proposed sale of the securities to the public:
As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☒	Accelerated Filer	☐
Non-Accelerated Filer	☐	Smaller Reporting Company	☐
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:
Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐
CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee(1)
5.500% Senior Subordinated Notes due 2027	$2,650,000,000	100%	$2,650,000,000	$343,970
Guarantees of 5.500% Senior Subordinated Notes due 2027	—	—	—	—(2)
(1)    Calculated pursuant to Rule 457(f) of the Securities Act of 1933, as amended.
(2)    Pursuant to Rule 457(n) of the Securities Act of 1933, as amended, no separate fee is payable for the guarantees.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

SCHEDULE A

ACME AEROSPACE, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or
organization)
3728
(Primary Standard Industrial Classification Code Number)
16-0324980
(I.R.S. Employer Identification Number)
528 W. 21ST STREET, SUITE 6
TEMPE, ARIZONA 85282
(480) 894-6864
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

ADAMS RITE AEROSPACE, INC.
(Name as specified in its charter)
CALIFORNIA
(State or other jurisdiction of incorporation or
organization)
3728
(Primary Standard Industrial Classification Code Number)
95-4056812
(I.R.S. Employer Identification Number)
4141 NORTH PALM STREET
FULLERTON, CA 92835
(714) 278-6500
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AEROCONTROLEX GROUP, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
26-0379798
(I.R.S. Employer Identification Number)
4223 MONTICELLO BLVD
SOUTH EUCLID, OHIO 44121
(216) 291-6025
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AEROSONIC LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
74-1668471
(I.R.S. Employer Identification Number)
1212 NORTH HERCULES AVE,
CLEARWATER, FL 33765
(727) 461-3000
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AIRBORNE ACQUISITION, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
27-1422895
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AIRBORNE GLOBAL, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
27-1422997
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AIRBORNE HOLDINGS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
27-1422954
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AIRBORNE SYSTEMS NA INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
22-3396247
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AIRBORNE SYSTEMS NORTH AMERICA INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
02-0805976
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
13-3518559
(I.R.S. Employer Identification Number)
3701 WEST WARNER AVE.,
SANTA ANA, CA 92704
(714) 662-1400
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.
(Name as specified in its charter)
NEW JERSEY
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
22-3348756
(I.R.S. Employer Identification Number)
5800 MAGNOLIA AVE.,
PENNSAUKEN, NJ 08109
(856) 663-1275
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AMSAFE, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
36-3363619
(I.R.S. Employer Identification Number)
1043 N. 47TH AVENUE
PHOENIX, ARIZONA 85043
(602) 850-2850
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AMSAFE GLOBAL HOLDINGS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
26-1268176
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

ARKWIN INDUSTRIES, INC.
(Name as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
11-1696632
(I.R.S. Employer Identification Number)
686 MAIN STREET
WESTBURY, NEW YORK 11590
(516) 333-2640
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AVIATION TECHNOLOGIES, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
04-3750236
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AVIONIC INSTRUMENTS LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
13-2666109
(I.R.S. Employer Identification Number)
1414 RANDOLPH AVENUE
AVENEL, NEW JERSEY 07001-2402
(732) 388-3500
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AVIONICS SPECIALTIES, INC.
(Name as specified in its charter)
VIRGINIA
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
54-1648275
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AVTECHTYEE, INC.
(Name as specified in its charter)
WASHINGTON
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
91-0761549
(I.R.S. Employer Identification Number)
6500 MERRILL CREEK PARKWAY
EVERETT, WASHINGTON 98203
(425) 290-3100
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

BETA TRANSFORMER TECHNOLOGY CORPORATION
(Name as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
11-2437907
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

BETA TRANSFORMER TECHNOLOGY LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
46-2885674
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

BREEZE-EASTERN LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
95-4062211
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

BRIDPORT-AIR CARRIER, INC.
(Name as specified in its charter)
WASHINGTON
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
91-1887382
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

BRIDPORT ERIE AVIATION, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
25-1861935
(I.R.S. Employer Identification Number)
1317 WEST 12TH STREET
ERIE, PENNSYLVANIA 16501
(814) 833-6767
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

BRIDPORT HOLDINGS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
74-3127247
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

BRUCE AEROSPACE INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
26-0658833
(I.R.S. Employer Identification Number)
101 EVANS AVENUE
DAYTON, NEVADA 89403
(775) 246-0101
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

CDA INTERCORP LLC
(Name as specified in its charter)
FLORIDA
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
59-1285683
(I.R.S. Employer Identification Number)
450 GOOLSBY BLVD.
DEERFIELD, FLORIDA 33442
(954) 698-6000
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

CEF INDUSTRIES, LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
36-2056886
(I.R.S. Employer Identification Number)
320 SOUTH CHURCH STREET
ADDISON, ILLINOIS 60101
(630) 628-2299
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

CHAMPION AEROSPACE LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
58-2623644
(I.R.S. Employer Identification Number)
1230 OLD NORRIS ROAD
LIBERTY, SC 29657
(864) 843-1162
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

DATA DEVICE CORPORATION
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
11-2226748
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

DUKES AEROSPACE, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
27-1368976
(I.R.S. Employer Identification Number)
9060 WINNETKA AVENUE
NORTHRIDGE, CALIFORNIA 91324
(818) 998-9811
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

ELECTROMECH TECHNOLOGIES LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or
organization)
3728
(Primary Standard Industrial Classification Code Number)
94-3033701
(I.R.S. Employer Identification Number)
2600 S. CUSTER AVE.
WICHITA, KANSAS 67217
(316) 941-0400
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

EXTANT COMPONENTS GROUP HOLDINGS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or
organization)
3728
(Primary Standard Industrial Classification Code Number)
80-0594187
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

EXTANT COMPONENTS GROUP INTERMEDIATE, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
90-0583180
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

HARCOSEMCO LLC
(Name as specified in its charter)
CONNECTICUT
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
06-0691144
(I.R.S. Employer Identification Number)
186 CEDAR STREET
BRANFORD, CONNECTICUT 06405
(203) 483-3700
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

HARTWELL CORPORATION
(Name as specified in its charter)
CALIFORNIA
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
95-1936254
(I.R.S. Employer Identification Number)
900 S. RICHFIELD ROAD
PLACENTIA, CALIFORNIA 92870
(714) 993-4200
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

ILC HOLDINGS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
51-0105260
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

JOHNSON LIVERPOOL LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
16-1400756
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

KIRKHILL INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
82-4505348
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

MARATHONNORCO AEROSPACE, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
74-2707437
(I.R.S. Employer Identification Number)
8301 IMPERIAL DRIVE
WACO, TX 76712
(254) 776-0650
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

MCKECHNIE AEROSPACE DE, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
20-8964837
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

MCKECHNIE AEROSPACE HOLDINGS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
26-0181650
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

MCKECHNIE AEROSPACE US LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
27-0127704
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

NORTH HILLS SIGNAL PROCESSING CORP.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
11-2203988
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
52-1285085
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

PEXCO AEROSPACE, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
47-3865989
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

PNEUDRAULICS, INC.
(Name as specified in its charter)
CALIFORNIA
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
95-1961299
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000,
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SCHNELLER LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
87-0802616
(I.R.S. Employer Identification Number)
6019 POWDERMILL RD.
KENT, OHIO 44240
(330) 673-1400
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SEMCO INSTRUMENTS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
95-2500600
(I.R.S. Employer Identification Number)
25700 RYE CANYON ROAD
VALENCIA, CALIFORNIA 91355
(661) 257-2000
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SHIELD RESTRAINT SYSTEMS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
86-0774924
(I.R.S. Employer Identification Number)
22937 GALLATIN WAY
ELKHART, INDIANA 46514
(574) 266-8330
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SKANDIA, INC.
(Name as specified in its charter)
ILLINOIS
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
36-3799744
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SKURKA AEROSPACE INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
20-2042650
(I.R.S. Employer Identification Number)
4600 CALLE BOLERO, P.O. BOX 2869
CAMARILLO, CALIFORNIA 93011-2869
(805) 484-8884
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SYMETRICS INDUSTRIES, LLC
(Name as specified in its charter)
FLORIDA
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
01-0561775
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SYMETRICS TECHNOLOGY GROUP, LLC
(Name as specified in its charter)
FLORIDA
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
20-3642750
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

TACTAIR FLUID CONTROLS, INC.
(Name as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
16-1286603
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

TEAC AEROSPACE HOLDINGS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
30-0232168
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

TEAC AEROSPACE TECHNOLOGIES, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code Number)
45-0532615
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

TELAIR INTERNATIONAL LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code
Number)
47-3558532
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

TELAIR US LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial Classification Code
Number)
47-3239760
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

TEXAS ROTRONICS, INC.
(Name as specified in its charter)
TEXAS
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
74-2925673
(I.R.S. Employer Identification Number)
601 WEST ELIZABETH STREET
BROWNSVILLE, TEXAS 78520
(956) 571-5031
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

TRANSICOIL LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
26-0084182
(I.R.S. Employer Identification Number)
9 IRON BRIDGE DRIVE
COLLEGEVILLE, PENNSYLVANIA 19426
(484) 902-1100
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

WHIPPANY ACTUATION SYSTEMS, LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
46-3033189
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

YOUNG & FRANKLIN INC.
(Name as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
15-0498830
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

ESTERLINE TECHNOLOGIES CORPORATION
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3823
(Primary Standard Industrial
Classification Code Number)
13-2595091
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(480) 894-6864
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

LEACH HOLDING CORPORATION
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
6719
(Primary Standard Industrial
Classification Code Number)
13-2765153
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(727) 461-3000
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

ESTERLINE INTERNATIONAL COMPANY
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3823
(Primary Standard Industrial
Classification Code Number)
75-3262218
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 291-6025
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

LEACH TECHNOLOGY GROUP, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3841
(Primary Standard Industrial
Classification Code Number)
06-1611825
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

LEACH INTERNATIONAL CORPORATION
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3625
(Primary Standard Industrial
Classification Code Number)
95-2597177
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

CMC ELECTRONICS AURORA LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
336411
(Primary Standard Industrial
Classification Code Number)
36-3503592
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

TA AEROSPACE CO.
(Name as specified in its charter)
CALIFORNIA
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
95-0903820
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

ESTERLINE EUROPE COMPANY LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
30-0689350
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(856) 663-1275
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

TREALITY SVS LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
47-2056482
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(602) 850-2850
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

SCIOTEQ LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
20-4660150
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

ANGUS ELECTRONICS CO.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
551112
(Primary Standard Industrial
Classification Code Number)
35-1328303
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(516) 333-2640
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AVISTA, INCORPORATED
(Name as specified in its charter)
WISCONSIN
(State or other jurisdiction of incorporation or organization)
7371
(Primary Standard Industrial
Classification Code Number)
39-1831449
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code, and
telephone number, including area code,
of principal executive offices)

AUXITROL WESTON USA, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
93-1078151
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(732) 388-3500
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

ESTERLINE TECHNOLOGIES SGIP LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
38-3868602
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

HYTEK FINISHES CO.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3471
(Primary Standard Industrial
Classification Code Number)
91-1457724
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(425) 290-3100
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

JANCO CORPORATION
(Name as specified in its charter)
CALIFORNIA
(State or other jurisdiction of incorporation or organization)
3679
(Primary Standard Industrial
Classification Code Number)
95-1522466
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

MASON ELECTRIC CO.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
91-1720628
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

NMC GROUP, INC.
(Name as specified in its charter)
CALIFORNIA
(State or other jurisdiction of incorporation or organization)
3999
(Primary Standard Industrial
Classification Code Number)
95-2885589
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

NORWICH AERO PRODUCTS, INC.
(Name as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
16-1206875
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

PALOMAR PRODUCTS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
95-4547814
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(814) 833-6767
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

17111 WATERVIEW PKWY LLC
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
13-2595091
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OHIO, 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

KORRY ELECTRONICS CO.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3679
(Primary Standard Industrial
Classification Code Number)
91-1458098
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(775) 246-0101
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

ARMTEC COUNTERMEASURES CO.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
332900
(Primary Standard Industrial
Classification Code Number)
48-1266479
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(818) 998-9811
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

ARMTEC DEFENSE PRODUCTS CO.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3483
(Primary Standard Industrial
Classification Code Number)
91-1458099
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

RACAL ACOUSTICS, INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
1742
(Primary Standard Industrial
Classification Code Number)
74-3154816
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

ARMTEC COUNTERMEASURES TNO CO.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3345111
(Primary Standard Industrial
Classification Code Number)
03-0464242
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(316) 941-0400
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

TRANSDIGM UK HOLDINGS PLC
(Name as specified in its charter)
ENGLAND AND WALES
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
None
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

TDG ESL HOLDINGS INC.
(Name as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation or organization)
3728
(Primary Standard Industrial
Classification Code Number)
84-2850290
(I.R.S. Employer Identification Number)
1301 EAST 9TH STREET, SUITE 3000
CLEVELAND, OH 44114
(216) 706-2960
(Address, including zip code,
and telephone number, including area code,
of principal executive offices)

The information in this prospectus is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated May 5, 2020
PROSPECTUS
TransDigm Inc.

OFFER TO EXCHANGE

Up to $2,650,000,000 aggregate principal amount of its 5.500% Senior Subordinated Notes due 2027 registered under the Securities Act of 1933 for
any and all outstanding 5.500% Senior Subordinated Notes due 2027 that were issued on November 13, 2019

•
We are offering to exchange new registered 5.500% senior subordinated notes due 2027, which we refer to herein as the exchange notes, for all of our outstanding unregistered 5.500% senior subordinated notes due 2027 that were issued on November 13, 2019, which we refer to herein as the original notes.

•	We refer herein to the original notes and exchange notes, collectively, as the notes.

•	The exchange offer expires at 5:00 p.m., New York City time, on , , unless extended. The exchange offer is subject to customary conditions that we may waive.

•	All outstanding original notes that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer will be exchanged for the exchange notes.

•	Tenders of outstanding notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date of the exchange offer.

•	We believe that the exchange of original notes for exchange notes will not be a taxable exchange for U.S. federal income tax purposes.

•	We will not receive any proceeds from the exchange offer.

•
The terms of the exchange notes to be issued are substantially identical to the terms of the original notes, except that the exchange notes will not have transfer restrictions and you will not have registration rights.

•	If you fail to tender your original notes, you will continue to hold unregistered securities and it may be difficult for you to transfer them.

•	There is no established trading market for the exchange notes, and we do not intend to apply for listing of the exchange notes on any securities exchange or market quotation system.
See “Risk Factors” beginning on page 10 for a discussion of matters you should consider before you participate in the exchange offer.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is .

TABLE OF CONTENTS

This prospectus incorporates important business and financial information about us that is not included or delivered with this prospectus. We will provide this information to you at no charge upon written or oral request directed to Investor Relations, TransDigm Group Incorporated, 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114 (telephone number (216) 706-2945). In order to ensure timely delivery of this information, any request should be made by               , five business days prior to the expiration date of the exchange offer.
No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this prospectus in connection with the exchange offer. If given or made, such information or representations must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implications that there has not been any change in the facts set forth in this prospectus or in our affairs since the date hereof.
Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. The letter of transmittal accompanying this prospectus states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933, as amended, or the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of the exchange notes received in exchange for original notes where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days after the expiration of the exchange offer, we will make this prospectus available to any broker-dealer for use in connection with any such resales. See “Plan of Distribution.”

i

NOTICE TO INVESTORS
This prospectus contains summaries of the terms of certain agreements that we believe to be accurate in all material respects. However, we refer you to the actual agreements for complete information relating to those agreements. All summaries of such agreements contained in this prospectus or incorporated by reference into this prospectus are qualified in their entirety by this reference. To the extent that any such agreement is attached as an exhibit to this registration statement, we will make a copy of such agreement available to you upon request.
The notes will be available in book-entry form only. The notes exchanged pursuant to this prospectus will be issued in the form of one or more global certificates, which will be deposited with, or on behalf of, The Depository Trust Company, or DTC, and registered in its name or in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be shown on, and transfer of the global certificates will be effected only through, records maintained by DTC and its participants. After the initial issuance of the global certificates, notes in certificated form will be issued in exchange for global certificates only in the limited circumstances set forth in the indenture, dated as of November 13, 2019, governing the notes, which we refer to herein as the indenture. See “Book-Entry, Delivery and Form.”

ii

PROSPECTUS SUMMARY
This summary highlights information contained elsewhere in this prospectus and in documents we file with the Securities and Exchange Commission, or the SEC, that are incorporated by reference in this prospectus. This summary may not contain all of the information that may be important to you. You should read the entire prospectus and the information incorporated by reference in this prospectus carefully, including the financial statements and the related notes incorporated by reference in this prospectus, before you decide to participate in the exchange offer. This prospectus contains forward-looking statements, which involve risks and uncertainties. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those discussed in the “Risk Factors” and other sections of this prospectus and in the documents incorporated by reference in this prospectus. Unless the context otherwise requires, references in this prospectus to “we,” “us,” “our” and “the Company” refer to TransDigm Group Incorporated, TransDigm Inc. and its subsidiaries.
Our Company
We believe we are a leading global designer, producer and supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today. Our business is well diversified due to the broad range of products we offer to our customers. We estimate that about 90% of our net sales for fiscal year 2019 were generated by proprietary products. In addition, for fiscal year 2019, we estimate that we generated about 80% of our net sales from products for which we are the sole source provider.
Most of our products generate significant aftermarket revenue. Once our parts are designed into and sold on a new aircraft, we generate net sales from aftermarket consumption over the life of that aircraft, which is generally estimated to be approximately 25 to 30 years. A typical platform can be produced for 20 to 30 years, giving us an estimated product life cycle in excess of 50 years. We estimate that approximately 52% of our net sales in fiscal year 2019 were generated from aftermarket sales, the vast majority of which came from the commercial and military aftermarkets. These aftermarket revenues have historically produced a higher gross margin and been more stable than sales to original equipment manufacturers, or OEMs.
We primarily design, produce and supply highly engineered proprietary aerospace components (and certain systems/subsystems) with significant aftermarket content. We seek to develop highly customized products to solve specific needs for aircraft operators and manufacturers. We attempt to differentiate ourselves based on engineering, service and manufacturing capabilities. We typically choose not to compete for non-proprietary “build to print” business because it frequently offers lower margins than proprietary products. We believe that our products have strong brand names within the industry and that we have a reputation for high quality, reliability and strong customer support.
Our business is well diversified due to the broad range of products that we offer to our customers. Some of our more significant product offerings, substantially all of which are ultimately provided to end-users in the aerospace industry, include mechanical/electro-mechanical actuators and controls, ignition systems and engine technology, specialized pumps and valves, power conditioning devices, specialized AC/DC electric motors and generators, NiCad batteries and chargers, engineered latching and locking devices, rods and locking devices, engineered connectors and elastomers, databus and power controls, cockpit security components and systems, specialized cockpit displays, aircraft audio systems, specialized lavatory components, seat belts and safety restraints, engineered interior surfaces and related components, advanced sensor products, switches and relay panels, advanced displays, thermal protection and insulation, lighting and control technology, military personnel parachutes, high performance hoists, winches and lifting devices, and cargo loading, handling and delivery systems.
Our customers include: (1) distributors of aerospace components; (2) worldwide commercial airlines, including national and regional airlines; (3) large commercial transport and regional and business aircraft OEMs; (4) various armed forces of the United States and friendly foreign governments; (5) defense OEMs; (6) system suppliers; and (7) various other industrial customers. For the fiscal year ended September 30, 2019, The Boeing Company (which includes Aviall, Inc., a distributor of commercial aftermarket parts to airlines throughout the world) accounted for approximately 11% of our net sales. Our top ten customers for fiscal year 2019 accounted for approximately 42% of our net sales. Products supplied to many of our customers are used on multiple platforms. We believe that sales to all customers in our commercial aftermarket and commercial OEM channels will experience a significant decrease in both the short term and long term as a result of the COVID-19 (as defined below) pandemic, but at this time we are unable to predict the magnitude and duration of such decrease.
Recent Developments
Corporate Developments
On January 7, 2020, we paid a special one-time cash dividend of $32.50 on each outstanding share of common stock and cash dividend equivalent payments on options granted under its stock option plans. The total cash payment related to this dividend was approximately $1.9 billion.
On February 6, 2020, we entered into Amendment No. 7 and Refinancing Facility Agreement relating to our Credit Agreement (as defined below) to repay existing term loans, incur new term loans, modify the definition of consolidated EBITDA in the Credit Agreement to add back certain cost savings and non-recurring cost and expenses and modify certain negative covenants to provide additional flexibility to enable us to incur additional debt and make additional investments and asset sales.
On April 8, 2020, TransDigm Inc. issued in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside the United States under Regulation S under the Securities Act $1.1 billion aggregate principal amount of 8.00% senior secured notes due 2025, or the 2025 secured notes, at an issue price of 100% of the principal amount thereof. The 2025 secured notes are guaranteed, with certain exceptions, by TransDigm Group Incorporated and TransDigm UK Holdings plc and certain of TransDigm Inc.’s existing and future U.S. subsidiaries on a senior secured basis. The 2025 secured notes are secured by a first-priority security interest in substantially all the assets of TransDigm Inc., TransDigm Group Incorporated and TransDigm UK Holdings plc and each other guarantor on an equal and ratable basis with any other existing and future senior secured debt, including indebtedness under TransDigm Inc.’s senior secured credit facilities.
TransDigm Inc. expects to use the net proceeds from the offering of the 2025 secured notes for general corporate purposes, including further increasing its liquidity. We refer to the offering of the 2025 secured notes as the 2025 secured notes offering.
On April 17, 2020, TransDigm Inc. issued in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside the United States under Regulation S under the Securities Act an additional $400 million in aggregate principal amount of 6.25% senior secured notes due 2026, or the additional 2026 secured notes, at an issue price of 101% of the principal amount thereof. The additional 2026 secured notes are guaranteed, with certain exceptions, by TD Group, TD UK and TransDigm’s wholly-owned US subsidiaries on a senior secured basis. The additional 2026 secured notes are an additional issuance of the Company’s existing 6.25% Senior Secured Notes due 2026 and were issued pursuant to the indenture dated as of February 13, 2019, or the 2026 secured notes indenture, pursuant to which the Company previously issued $4,000 million aggregate principal amount of 6.25% Senior Secured Notes due 2026, or the initial 2026 secured notes.
The additional 2026 secured notes, together with the initial 2026 secured notes, are treated as a single class for all purposes under the 2026 secured notes indenture. The additional 2026 secured notes are of the same class and series as, and otherwise identical to, the initial 2026 secured notes other than with respect to the date of issuance and issue price. The additional 2026 secured notes are secured by a first-priority security interest in substantially all the assets of TransDigm, TD Group, TD UK and each other guarantor on an equal and ratable basis with any other existing and future senior secured debt, including indebtedness under TransDigm’s senior secured credit facilities and the 2025 secured notes. We refer to the initial 2026 secured notes and the additional 2026 secured notes, collectively, as the 2026 secured notes.

We refer to the offering of the additional 2026 secured notes as the additional 2026 Secured Notes Offering and, collectively with the 2025 secured notes offering, as the Offerings.
COVID-19
In December 2019, a novel strain of coronavirus, or COVID-19, surfaced in Wuhan, China, and has since spread to other countries, including the United States. In March 2020, the World Health Organization characterized COVID-19 as a pandemic. The pandemic has resulted in governments around the world implementing increasingly stringent measures to help control the spread of the virus, including quarantines, “shelter in place” and “stay at home” orders, travel restrictions, business curtailments and other measures. In addition, governments and central banks in several parts of the world have enacted fiscal and monetary stimulus measures to counteract the impacts of COVID-19. The airline industry, in particular, has been significantly disrupted, both domestically and internationally.
In the near term, the outbreak and worsening of the COVID-19 pandemic will adversely impact our commercial aftermarket sales. We believe that the COVID-19 pandemic will also adversely impact our commercial OEM sales over the long term. Beginning in the third quarter of fiscal 2020, as part of the Company’s response to the impact of the COVID-19 pandemic on its business, the Company is taking the following cost reduction measures: (1) reducing its workforce by up to 15%. These actions are in addition to the cost mitigation efforts that were implemented earlier this fiscal year; (2) implementing one to two-week unpaid furloughs at many businesses over approximately the next six months in response to business specific situations; (3) TransDigm's senior management team will substantially reduce their cash compensation for the balance of fiscal 2020. TransDigm's President, Chief Executive Officer and Director, Kevin Stein, is reducing his cash compensation by over 50% and other executives and officers will also substantially reduce their cash compensation as well. Members of TransDigm's Board of Directors will forgo their annual retainer fees.
The Company continues to analyze its cost structure and may implement additional cost reduction measures as may be necessary due to the ongoing business challenges resulting from the COVID-19 pandemic. The impact of the COVID-19 pandemic is fluid and continues to evolve, and therefore, we cannot currently predict the extent to which our business, results of operations, financial condition or liquidity will ultimately be impacted.
Within the United States, our business has been designated an essential business, which allows us to continue to serve our customers, however, the COVID-19 pandemic has also disrupted our operations. The outbreak of COVID-19 has heightened the risk that a significant portion of our workforce will suffer illness or otherwise be unable to work. Furthermore, in light of our determination that planned reductions in our workforce will be necessary as a result of declines in our business caused by the COVID-19 pandemic, we cannot assure that we will be able to rehire our workforce once our business has recovered. Certain of our facilities have experienced temporary disruptions as a result of the COVID-19 pandemic, and we cannot predict whether our facilities will experience more significant disruptions in the future. Finally, our acquisition strategy, which is a key element of our overall business strategy, may be impacted by our efforts to maintain the Company’s liquidity position in response to the COVID-19 pandemic.
Summary of the Exchange Offer
On November 13, 2019, we issued the original notes in a transaction exempt from registration under the Securities Act. In connection with the offering of the original notes, we entered into a registration rights agreement, dated as of November 13, 2019, relating to the notes, which we refer to herein as the registration rights agreement, with the initial purchasers of the notes. In the registration rights agreement, we agreed to offer the exchange notes, which will be registered under the Securities Act, in exchange for the original notes. The exchange offer is intended to satisfy our obligations under the registration rights agreement. We also agreed to deliver this prospectus to the holders of the original notes. You should read the discussions under the headings “Prospectus Summary—Summary of the Terms of the Exchange Notes—Description of the Exchange Notes” for information regarding the exchange notes.

The Exchange Offer
This is an offer to exchange, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, exchange notes for like amounts of original notes. The exchange notes are substantially identical to the original notes, except that the exchange notes generally will be freely transferable. Based upon interpretations by the staff of the SEC, set forth in no action letters issued to unrelated third parties, we believe that you can transfer the exchange notes without complying with the registration and prospectus delivery provisions of the Securities Act if you:

•
acquire the exchange notes in the ordinary course of your business;
•    are not and do not intend to become engaged in a distribution of the exchange notes;
•    are not an “affiliate” (within the meaning of the Securities Act) of ours;
•    are not a broker-dealer (within the meaning of the Securities Act) that acquired the original notes from us or our affiliates; and
•    are not a broker-dealer (within the meaning of the Securities Act) that acquired the original notes in a transaction as part of its market-making or other trading activities.

If any of these conditions are not satisfied and you transfer any exchange note without delivering a proper prospectus or without qualifying for a registration exemption, you may incur liability under the Securities Act. See “The Exchange Offer—Purpose of the Exchange Offer.”

Registration Rights Agreement
Under the registration rights agreement, we have agreed to use our reasonable best efforts to consummate the exchange offer or cause the original notes to be registered under the Securities Act to permit resales. If we are not in compliance with our obligations under the registration rights agreement, liquidated damages will accrue on the original notes in addition to the interest that otherwise is due on the original notes. If the exchange offer is completed on the terms and within the time period contemplated by this prospectus, no liquidated damages will be payable on the original notes. The exchange notes will not contain any provisions regarding the payment of liquidated damages. See “The Exchange Offer—Liquidated Damages.”

Minimum Condition	The exchange offer is not conditioned on any minimum aggregate principal amount of original notes being tendered in the exchange offer.
Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , , unless we extend it.
Exchange Date
We will accept original notes for exchange at the time when all conditions of the exchange offer are satisfied or waived. We will deliver the exchange notes promptly after we accept the original notes.

Conditions to the Exchange Offer
Our obligation to complete the exchange offer is subject to certain conditions. See “The Exchange Offer—Conditions to the Exchange Offer.” We reserve the right to terminate or amend the exchange offer at any time prior to the expiration date upon the occurrence of certain specified events.

Withdrawal Rights
You may withdraw the tender of your original notes at any time before the expiration of the exchange offer on the expiration date. Any original notes not accepted for any reason will be returned to you without expense as promptly as practicable after the expiration or termination of the exchange offer.

Procedures for Tendering Original Notes	See “The Exchange Offer—How to Tender.”
United States Federal Income Tax Consequences
We believe that the exchange of the original notes for the exchange notes will not be a taxable exchange for U.S. federal income tax purposes and that holders will not recognize any taxable gain or loss as a result of such exchange. See “Certain U.S. Federal Income Tax Considerations.”

Effect on Holders of Original Notes
If the exchange offer is completed on the terms and within the period contemplated by this prospectus, holders of original notes will have no further registration or other rights under the registration rights agreement, except under limited circumstances. See “The Exchange Offer—Other.”

Holders of original notes who do not tender their original notes will continue to hold those original notes. All untendered, and tendered but unaccepted original notes, will continue to be subject to the transfer restrictions provided for in the original notes and the indenture. To the extent that original notes are tendered and accepted in the exchange offer, the trading market, if any, for the original notes could be adversely affected. See “Risk Factors—Risks Associated with the Exchange Offer—You may not be able to sell your original notes if you do not exchange them for registered exchange notes in the exchange offer,” “Risk Factors—Risks associated with the Exchange Offer—Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer” and “The Exchange Offer—Other.”

Appraisal Rights	Holders of original notes do not have appraisal or dissenters’ rights under applicable law or the indenture. See “The Exchange Offer—Terms of the Exchange Offer.”
Use of Proceeds	We will not receive any proceeds from the issuance of the exchange notes pursuant to the exchange offer.
Exchange Agent	The Bank of New York Mellon Trust Company, N.A., the trustee under the indenture, is serving as the exchange agent in connection with this exchange offer.
Summary of the Terms of the Exchange Notes

Issuer	TransDigm Inc.

Exchange Notes	$2,650,000,000 aggregate principal amount of 5.500% Senior Subordinated Notes due 2027.
Maturity Date	The notes will mature on November 15, 2027.
Interest	The interest on the exchange notes will accrue at 5.500% per annum, payable semiannually in arrears on May 15 and November 15, commencing on May 15, 2020.
Guarantees
The notes are fully and unconditionally guaranteed, jointly and severally and on an unsecured senior subordinated basis, by TD Group, our publicly traded parent company, TD UK and, other than immaterial subsidiaries and certain other exceptions, all of our existing and future U.S. subsidiaries. Other than TD UK, our non-U.S. subsidiaries will not guarantee the notes. As of the date of this prospectus, other than TD UK, we have 95 non-U.S. subsidiaries (56 of which have immaterial tangible assets and liabilities (excluding intercompany debt)). See “Description of the Exchange Notes—Ranking—Liabilities of Subsidiaries versus Notes and Guarantees.”

Ranking	The exchange notes will be our unsecured senior subordinated obligations. The exchange notes and guarantees will rank:

•    junior in right of payment to all of our and the guarantors’ existing and future senior indebtedness, including any borrowings under our senior secured credit facilities, our 2025 secured notes and our 2026 secured notes. We refer to the 2025 secured notes and the 2026 secured notes, collectively, as the secured notes;
•    structurally subordinated to all of the non-guarantor subsidiaries’ existing and future indebtedness, including any amounts outstanding under our A/R Facility (as defined below);
•    equally in right of payment with any of our and the guarantors’ existing and future senior subordinated indebtedness, including our $3,950 billion aggregate principal amount of outstanding senior subordinated notes, which we collectively refer to as the senior subordinated notes. See “Description of Other Indebtedness”; and
•    senior in right of payment to any of our and the guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the notes.

As of March 28, 2020, on a pro forma basis after giving effect to the Offerings, the notes would have ranked junior in right of payment to $13.6 billion of our senior indebtedness, $13.2 billion of which was secured by substantially all of the assets of TransDigm Inc. and the guarantors and $350 million of which consisted of amounts outstanding under TransDigm Inc.’s A/R Facility, which was secured by the trade receivables underlying such facility. None of the foregoing amounts of indebtedness reflect amounts that may be drawn in the future from time to time under TransDigm Inc.’s senior secured credit facilities and A/R Facility, which would also be so secured and rank senior in right of payment to the notes.

In addition, the terms of the notes, the senior subordinated notes and the secured notes would permit us and the guarantors to incur additional senior debt, which could include secured debt.
Optional Redemption
We may at our option redeem the notes at any time and from time to time after issuance, in whole or in part, in cash at the redemption prices described in this prospectus, plus accrued and unpaid interest to the date of redemption. See “Description of the Exchange Notes—Optional Redemption.”

Change of Control
If a change of control event occurs, each holder of notes will have the right to require us to purchase all or a portion of its notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest to the date of purchase. See “Description of the Exchange Notes—Change of Control.”

Certain Covenants	The indenture governing the notes contains covenants that, among other things, limit the ability of TransDigm Inc. and its restricted subsidiaries to:

•    incur or guarantee additional indebtedness or issue preferred stock;
•    pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt;
•    make investments;
•    sell assets;
•    enter into agreements that restrict distributions or other payments from restricted subsidiaries to TransDigm Inc.;
•    incur or suffer to exist liens securing indebtedness;
•    consolidate, merge or transfer all or substantially all of our assets;
•    engage in transactions with affiliates;
•    create unrestricted subsidiaries; and
•    engage in certain business activities.

The limitations are subject to a number of important qualifications and exceptions, including a qualification that, upon the achievement and maintenance of a specified financial threshold, most of the limitations on the ability of TransDigm Inc. and its restricted subsidiaries to pay distributions on or redeem or repurchase capital stock, repurchase subordinated debt or make investments will not apply. See “Description of the Exchange Notes—Certain Covenants.”

Covenant Suspension
At any time when the notes are rated investment grade by Moody’s Investors Service, Inc., or Moody’s Investors Service, and S&P Global Ratings, a division of S&P Global Inc., or S&P Global Ratings, and no default has occurred and is continuing under the indenture, TransDigm Inc. and its restricted subsidiaries will not be subject to many of the foregoing covenants with respect to the notes. However, if TransDigm Inc. and its restricted subsidiaries are not subject to such covenants and, on any subsequent date, one or both of such rating agencies withdraws its investment grade ratings assigned to such notes or downgrades the rating assigned to such notes below an investment grade rating, or if a default or event of default occurs and is continuing, then TransDigm Inc. and its restricted subsidiaries will again become subject to such covenants. See “Description of the Exchange Notes—Certain Covenants.”

In addition, subject to certain exceptions, if either TransDigm Inc. or TD Group is acquired by an entity that has received an investment grade rating from both Moody’s Investors Service and S&P Global Ratings and such entity files current and periodic reports with the SEC, the requirement in the indenture governing the notes that either TransDigm Inc. or TD Group file current and periodic reports with the SEC will be suspended. See “Description of the Exchange Notes—Certain Covenants.”

Use of Proceeds	We will not receive any proceeds from the issuance of the exchange notes pursuant to the exchange offer.
Trustee	The Bank of New York Mellon Trust Company, N.A. is the trustee for the holders of the notes.
Governing Law	The notes, the indenture and the other documents for the offering of the exchange notes are governed by the laws of the State of New York.
For additional information about the notes, see the section of this prospectus entitled “Description of the Exchange Notes.”
Regulatory Approvals
Other than the federal securities laws, there are no federal or state regulatory requirements that we must comply with and there are no approvals that we must obtain in connection with the exchange offer.
Risk Factors
Participating in the exchange offer involves certain risks. You should carefully consider the information under “Risk Factors” and in Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 28, 2020 and all other information included or incorporated by reference in this prospectus before participating in the exchange offer.
Principal Offices
Our executive offices are located at 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114 and our telephone number is (216) 706-2960. Our website address is http://www.transdigm.com. Our website and the information contained on, or that can be accessed through, our website are not part of this prospectus.

RISK FACTORS
Participating in the exchange offer involves risks. You should carefully consider the risks described below and in Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 28, 2020, together with the other information contained or incorporated by reference in this prospectus, before you decide to participate in the exchange offer. Any of the following risks, as well as other risks and uncertainties, could harm the value of the notes, directly, or our business and financial results, and thus indirectly cause the value of the notes to decline. The risks described below are not the only ones that could impact our company or the value of the notes. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially and adversely affect our business, financial condition or results of operations. The impact of COVID-19 may also exacerbate the risks discussed below and in Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, any of which could have a material effect on us. This situation is changing rapidly and additional impacts may arise that we are not aware of currently. As a result of any of these risks, known or unknown, you may lose all or part of your investment in the notes.
Risks Relating to the Notes
Our substantial indebtedness could adversely affect our financial health and could harm our ability to react to changes in our business and prevent us from fulfilling our obligations under our indebtedness, including the notes.
We have a significant amount of indebtedness. As of March 28, 2020, on a pro forma basis after giving effect to the Offerings, our outstanding indebtedness was approximately $20.0 billion. Accordingly, indebtedness would represent approximately 128% of our total capitalization as of March 28, 2020, on a pro forma basis after giving effect to the Offerings.
Our substantial level of indebtedness increases the possibility that we may be unable to generate cash sufficient to pay, when due, the principal of, interest on or other amounts due in respect of our indebtedness, including the notes, the senior subordinated notes and the secured notes. Our substantial debt could also have other important consequences to investors.
For example, it could:

•	increase our vulnerability to general economic downturns and adverse competitive and industry conditions;

•	increase the risk we are subjected to downgrade or put on a negative watch by the ratings agencies;

•
require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital requirements, capital expenditures, acquisitions, research and development efforts and other general corporate requirements;

•	limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

•	place us at a competitive disadvantage compared to competitors that have less debt; and

•
limit, along with the financial and other restrictive covenants contained in the documents governing our indebtedness, among other things, our ability to borrow additional funds, make investments and incur liens.

In addition, all of our debt under the senior secured credit facilities, which, as of March 28, 2020, included $7.7 billion in term loans, $518.3 million of commitments under our revolving loan facility that remained undrawn and the $350 million A/R Facility, bears interest at floating rates. Accordingly, in the event that interest rates increase, our debt service expense will also increase. At March 28, 2020, four interest rate swap agreements were in place to hedge the variable interest rates on the Tranche G term loans for a fixed rate based on an aggregate notional amount of $500 million through December 31, 2021, on an aggregate notional amount of $400 million through September 30, 2022, on an aggregate notional amount of $900 million from December 31, 2021 through June 28, 2024 and on an aggregate notional amount of $400 million from September 30, 2022 through June 28, 2024. Also, one interest rate cap agreement was in place to offset the variable interest rates on the Tranche G term loans based on an aggregate notional amount of $400 million through December 31, 2021. At March 28, 2020, two interest rate swap agreements were in place to hedge the variable interest rates on the Tranche F term loans for a fixed rate based on an aggregate notional amount of $1,000 million through June 30, 2021 and on an aggregate notional amount of $1,400 million from June 30, 2021 through March 31, 2023. Also, one interest rate cap agreement was in place to offset the variable interest rates on the Tranche F term loans based on an aggregate notional amount of $400 million through June 30, 2021. At March 28, 2020, four interest rate swap agreements were in place to hedge the variable interest rates on the Tranche E term loans for a fixed rate based on an aggregate notional amount of $750 million through June 30, 2020, on an aggregate notional amount of $500 million through March 31, 2025, on an aggregate notional amount of $750 million from June 30, 2020 through June 30, 2022 and on an aggregate notional amount of $1,500 million from June 30, 2022 through March 31, 2025. Finally, two interest rate cap agreements were in place to offset the variable interest rates on the Tranche E term loans based on an aggregate notional amount of $750 million through June 30, 2020 and on an aggregate notional amount of $750 million from June 30, 2020 through June 30, 2022. We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our credit facilities or otherwise in amounts sufficient to enable us to service our indebtedness. If we cannot service our debt, we will have to take actions such as reducing or delaying capital investments, selling assets, restructuring or refinancing our debt or seeking additional equity capital.
Despite current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt. This could further exacerbate the risks associated with our substantial leverage.
We and our subsidiaries may be able to incur substantial additional indebtedness in the future. For example, as of March 28, 2020, we had approximately $518.3 million of unused commitments under our revolving loan facility. Although the indentures governing the notes, the senior subordinated notes and the secured notes, and our senior secured credit facilities contain restrictions on the incurrence of additional indebtedness, these restrictions are subject to a number of significant qualifications and exceptions, and the indebtedness incurred in compliance with these qualifications and exceptions could be substantial. Upon consummation of the exchange offer, we expect to have capacity to incur additional indebtedness, which could be in the form of senior secured indebtedness.
Any additional borrowings could be senior to the notes and the related guarantees. If we incur additional debt, the risks associated with our substantial leverage would increase.
To service our indebtedness, we will require a significant amount of cash. Our ability to generate cash depends on many factors beyond our control, and any failure to meet our debt service obligations could harm our business, financial condition and results of operations.
Our ability to make payments on and to refinance our indebtedness, including the notes, the senior subordinated notes, the secured notes, amounts borrowed under the senior secured credit facilities and amounts due under our A/R Facility, and to fund our operations, will depend on our ability to generate cash in the future, which, to a certain extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control.
We cannot assure you, however, that our business will generate sufficient cash flow from operations, that currently anticipated cost savings and operating improvements will be realized on schedule or at all or that future borrowings will be available to us under the senior secured credit facilities or otherwise in amounts sufficient to enable us to service our indebtedness, including the notes, the senior subordinated notes, the secured notes, amounts borrowed under the senior secured credit facilities and amounts due under our A/R Facility, or to fund our other liquidity needs. We currently expect that the COVID-19 pandemic will negatively impact our cash flow and liquidity profile. If we cannot service our debt, we will have to take actions such as reducing or delaying capital investments, selling assets, restructuring or refinancing our debt or seeking additional equity capital. We cannot assure you that any of these remedies could, if necessary, be effected on commercially reasonable terms, or at all. Our ability to restructure or refinance our debt will depend on the condition of the capital markets, which have and may continue to be adversely affected by the COVID-19 pandemic, and our financial condition at such time. Any refinancing of our debt could be at higher interest rates and may require us to comply with more onerous covenants, which could further restrict our business operations. The terms of existing or future debt instruments, the indentures governing the notes, the senior subordinated notes and the secured notes, and the senior secured credit facilities may restrict us from adopting any of these alternatives. In addition, any failure to make payments of interest and principal on our outstanding indebtedness on a timely basis would likely result in a reduction of our credit rating, which could harm our ability to incur additional indebtedness on acceptable terms and would otherwise adversely affect the notes.
Repayment of our debt, including the notes, is dependent on cash flow generated by our subsidiaries.
Our subsidiaries own a significant portion of our assets and conduct a significant portion of our operations. Accordingly, repayment of our indebtedness, including the notes, is dependent, to a significant extent, on the generation of cash flow by our subsidiaries and their ability to make such cash available to us, by dividend, debt repayment or otherwise. Unless they are guarantors of the notes, our subsidiaries do not have any obligation to pay amounts due on the notes or to make funds available for that purpose. Our subsidiaries may not be able to, or may not be permitted to, make distributions to enable us to make payments in respect of our indebtedness, including the notes. Each subsidiary is a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from our subsidiaries. While the indenture governing the notes limits the ability of our subsidiaries to incur consensual restrictions on their ability to pay dividends or make other intercompany payments to us, these limitations are subject to certain qualifications and exceptions. In the event that we do not receive distributions from our subsidiaries, we may be unable to make required principal and interest payments on our indebtedness, including the notes.
The terms of the senior secured credit facilities and the indentures relating to the senior subordinated notes, the secured notes and the notes may restrict our current and future operations, particularly our ability to respond to changes or to take certain actions.
Our senior secured credit facilities and the indentures governing the senior subordinated notes, the secured notes and the notes contain a number of restrictive covenants that impose significant operating and financial restrictions on the Company and may limit our ability to engage in acts that may be in our long-term best interests. The senior secured credit facilities and indentures include covenants restricting, among other things, our ability to (subject, in each case, to certain important exceptions):

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay distributions on, redeem or repurchase our capital stock or redeem or repurchase our subordinated debt;

•	make investments;

•	sell assets;

•	enter into agreements that restrict distributions or other payments from our restricted subsidiaries to us;

•	incur or allow to exist liens;

•	consolidate, merge or transfer all or substantially all of our assets;

•	engage in transactions with affiliates;

•	create unrestricted subsidiaries; and

•	engage in certain business activities.
While, as noted above, the indentures restrict our ability to pay distributions on, redeem or repurchase our capital stock or redeem or repurchase our subordinated debt, we may take such actions pursuant to certain exceptions, including the ability to do so through capacity that builds up based, generally, on 50% of the amount of our consolidated net income earned from October 1, 2010. Moreover, we may also take such actions at any time when, after giving effect to such actions, our fixed charge coverage ratio exceeds 2.0 to 1.0.
In addition, if the usage of our revolving loan facility exceeds 35% of the total revolving commitments, we will be required to maintain a maximum consolidated net leverage ratio of net debt, as defined, to trailing four quarter Consolidated EBITDA (as defined in the agreement governing the revolving credit facility).
A breach of any of these covenants could result in a default under the senior secured credit facilities or the senior subordinated notes, the secured notes and the notes. If any such default occurs, the lenders under the senior secured credit facilities and the holders of the senior subordinated notes, the secured notes and the notes may elect to declare all outstanding borrowings, together with accrued interest and other amounts payable thereunder, to be immediately due and payable. The lenders under the senior secured credit facilities also have the right in these circumstances to terminate any commitments they have to provide further borrowings. In addition, following an event of default under the senior secured credit facilities or the secured notes, the lenders thereunder or the holders thereof, as applicable, will have the right to proceed against the collateral granted to them to secure the debt, which includes our available cash, and they will also have the right to prevent us from making debt service payments on the notes. If the debt under the senior secured credit facilities, the senior subordinated notes, the secured notes or the notes were to be accelerated, we cannot assure you that our assets would be sufficient to repay in full the notes and our other debt.
Many of the covenants in the indenture governing the notes will not be applicable during any period when the notes are rated investment grade by Moody’s Investors Service and S&P Global Ratings and no default has occurred and is continuing.
Many of the covenants contained in the indenture governing the notes will not apply during any period when the notes are rated investment grade by both Moody’s Investors Service and S&P Global Ratings and no default has occurred and is continuing. These covenants restrict, among other things, the ability of TransDigm Inc. and its restricted subsidiaries to incur or guarantee additional indebtedness or issue preferred stock, to pay distributions on, redeem or repurchase capital stock or redeem or repurchase subordinated debt, sell assets, consolidate, merge or transfer all or substantially all of our assets and enter into certain other transactions. We cannot predict if the notes will ever be rated investment grade or, if they are in the future rated investment grade, that the notes will maintain such rating. However, suspension of these covenants would allow TransDigm Inc. and its restricted subsidiaries to engage in certain actions that would not have been permitted were these covenants in force, and the effects of any such actions that TransDigm Inc. and its restricted subsidiaries take while these covenants are not in force will be permitted to remain in place even if the notes are subsequently downgraded below investment grade and the covenants are reinstated.
Your right to receive payments on the notes will be subordinated to the borrowings under the senior secured credit facilities and A/R Facility, the secured notes and possibly all of our future borrowings. Further, the guarantees of the notes are junior in right of payment to all of the guarantors’ existing senior indebtedness and possibly to all of the guarantors’ future borrowings.

The notes and the guarantees rank junior in right of payment behind all of our and the guarantors’ existing senior indebtedness, including borrowings under the senior secured credit facilities and the secured notes, are structurally subordinated to all of our and the non-guarantor subsidiaries’ existing and future indebtedness under our A/R Facility and will rank junior in right of payment behind all of our and the guarantors’ future borrowings, in each case, except any future indebtedness that expressly provides that it ranks equal in right of payment with, or junior in right of payment to, the notes and the guarantees, as applicable. We also may be able to incur substantial additional indebtedness, including senior indebtedness, in the future.
As a result of this subordination, upon any distribution to our creditors or the creditors of the guarantors in a bankruptcy, liquidation or reorganization or similar proceeding relating to us or the guarantors or our or their property, the holders of our senior debt and the senior debt of the guarantors will be entitled to be paid in full and in cash before any payment may be made with respect to the notes or the guarantees.
In the event of a bankruptcy, liquidation or reorganization or similar proceeding relating to us or the guarantors, holders of the notes will participate with the trade creditors and all other holders of our and the guarantors’ senior subordinated indebtedness in the assets remaining after we and the guarantors have paid all of the senior indebtedness. However, because each indenture governing the notes requires that amounts otherwise payable to holders of the notes in a bankruptcy or similar proceeding be paid to holders of senior indebtedness instead, holders of the notes may receive less, ratably, than holders of trade payables or other unsecured, unsubordinated creditors in any such proceeding. In any of these cases, we and the guarantors may not have sufficient funds to pay all of our creditors, and holders of the notes may receive less, ratably, than the holders of senior indebtedness.
The notes are not secured by our assets or those of the guarantors, and the lenders under our senior secured credit facilities and A/R Facility and the holders of the secured notes will be entitled to remedies available to a secured lender, which gives them priority over you to collect amounts due to them.
In addition to being contractually subordinated in right of payment to all our existing and future senior debt, the notes and the guarantees will not be secured by any of our assets or any of the assets of the guarantors. Our obligations under the senior secured credit facilities and the secured notes are secured by, among other things, a first-priority pledge of all of TransDigm Inc.’s and its subsidiaries’ capital stock (subject to customary exceptions), substantially all of our assets and substantially all of the assets of the guarantors. In addition, our obligations under our A/R Facility are secured by the assets underlying such facility. If we become insolvent or are liquidated, or if payment under the senior secured credit facilities, A/R Facility, the secured notes or in respect of any other secured indebtedness is accelerated, the lenders under the senior secured credit facilities or A/R Facility or the holders of the secured notes or other secured indebtedness will be entitled to exercise the remedies available to a secured lender under applicable law (in addition to any remedies that may be available under the documents pertaining to the senior secured credit facilities, A/R Facility, the secured notes or other secured debt). Upon the occurrence of any default under the senior secured credit facilities or the secured notes (and even without accelerating the indebtedness under the senior secured credit facilities or the secured notes), the lenders or holders, as applicable, may be able to prohibit the payment of the notes and guarantees either by limiting our ability to access our cash flow or under the subordination provisions contained in the indenture governing the notes. Moreover, the special purpose entity TransDigm Receivables LLC, or the SPE, established in connection with our A/R Facility that holds the trade receivables underlying such facility is a separate legal entity, is not a guarantor, and has its own separate creditors who, upon the termination of our A/R Facility, will have the right to receive the assets of the SPE and such assets will not be available to satisfy obligations under the notes or the guarantees. See “Description of the Exchange Notes—Ranking—Subordination; Payment of Notes” and “Description of Other Indebtedness—A/R Facility.”
Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.
Our issuance of the notes and the issuance of the guarantees by the guarantors may be subject to review under federal and state fraudulent transfer and conveyance statutes if a bankruptcy, liquidation or reorganization case or a lawsuit, including circumstances in which bankruptcy is not involved, were commenced at some future date by, or on behalf of, our unpaid creditors or unpaid creditors of the guarantors. While the relevant laws may vary from state to state, under such laws, the issuance of the notes and the guarantees and the application of the proceeds therefrom will be a fraudulent conveyance if (1) we issued the notes and the guarantees with the intent of hindering, delaying or defrauding creditors or (2) we or any of the guarantors, as applicable, received less than reasonably equivalent value or fair consideration in return for issuing either the notes or a guarantee, and, in the case of clause (2) only, one of the following is true:

•	we or any of the guarantors were or was insolvent, or rendered insolvent, by reason of such transactions;

•	we or any of the guarantors were or was engaged in a business or transaction for which our or the applicable guarantor’s assets constituted unreasonably small capital; or

•	we or any of the guarantors intended to, or believed that we or it would, be unable to pay debts as they matured.
If a court were to find that the issuance of the notes or a guarantee was a fraudulent conveyance, the court could void the payment obligations under the notes or such guarantee or subordinate the notes or such guarantee to presently existing and future indebtedness of ours or of the applicable guarantor, or require the holders of the notes to repay any amounts received with respect to the notes or such guarantee. In the event of a finding that a fraudulent conveyance occurred, you may not receive any payment on the notes.
The measures of insolvency for purposes of fraudulent transfer laws vary depending upon the governing law. Generally, an entity would be considered insolvent if, at the time it incurred indebtedness:

•	the sum of its debts was greater than the fair value of all its assets;

•	the present fair saleable value of its assets is less than the amount required to pay the probable liability on its existing debts and liabilities as they become due; or

•	it cannot pay its debts as they become due.
A court would likely find that a guarantor that is a subsidiary of TransDigm Inc. did not receive reasonably equivalent value or fair consideration for its guarantee if such guarantor did not substantially benefit directly or indirectly from the issuance of the notes. Each such guarantee contains a provision intended to limit such guarantor’s liability to the maximum amount that it could incur without causing the incurrence of obligations under such guarantee to be a fraudulent transfer. This provision may not be effective to protect such guarantees from being voided under fraudulent transfer laws.
Because each guarantor’s liability under its guarantee may be reduced to zero, avoided or released under certain circumstances, you may not receive any payments from some or all of the guarantors.
You will have the benefit of the guarantees of the guarantors. The guarantees of the guarantors, however, are limited to the maximum amount that the guarantors are permitted to guarantee under applicable law. As a result, a guarantor’s liability under its guarantee could be reduced to zero, depending upon the amount of other obligations of such guarantor. Furthermore, a court under federal and state fraudulent conveyance and transfer statutes could void the obligations under a guarantee or further subordinate it to all other obligations of the applicable guarantor. See “—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.” In addition, you will lose the benefit of a particular guarantee by a guarantor if it is released under certain circumstances described under “Description of the Exchange Notes—Guarantees.”
You cannot be sure that an active trading market will be developed for the exchange notes.

An active trading market for the exchange notes may not develop, in which case the market price and liquidity of the exchange notes may be adversely affected.
In addition, you may not be able to sell your exchange notes at a particular time or at a price favorable to you. Future trading prices of the exchange notes will depend on many factors, including:

•	our operating performance and financial condition;

•	our prospects or the prospects for companies in our industry generally;

•	the interest of securities dealers in making a market in the notes;

•	our ability to complete the offer to exchange the original notes for exchange notes or to register the original notes for resale;

•	change in government regulations;

•	the market for similar securities; and

•	prevailing interest rates.
Historically, the market for non-investment grade debt has been subject to disruptions that have caused volatility in prices. It is possible that the market for the exchange notes will be subject to disruptions. A disruption may have a negative effect on you as a holder of the exchange notes, regardless of our prospects or performance.
Although the initial purchasers of the original notes have advised us that they intend to make a market in the exchange notes, they are not obligated to do so. The initial purchasers may also discontinue any market making activities at any time, in their sole discretion, which could further negatively impact your ability to sell the exchange notes or the prevailing market price at the time you choose to sell.
We may not be able to fulfill our repurchase obligations in the event of a change of control.
Except in limited circumstances specified in each indenture, upon the occurrence of any change of control, we will be required to make a change of control offer to repurchase the notes, the senior subordinated notes and the secured notes. Upon the occurrence of a change of control, we would also be required to repay all of the indebtedness outstanding under the senior secured credit facilities. Also, as the senior secured credit facilities will generally prohibit us from purchasing any notes, if we do not repay all borrowings under the senior secured credit facilities first or obtain the consent of the lenders thereunder, we will be prohibited from purchasing the notes upon a change of control.
In addition, if a change of control occurs, there can be no assurance that we will have available funds sufficient to pay the change of control purchase price for any of the notes that might be delivered by holders of the notes seeking to accept the change of control offer, and, accordingly, none of the holders of the notes may receive the change of control purchase price for their notes. Our failure to make the change of control offer or to pay the change of control purchase price when due would result in a default under the indenture governing the notes. See “Description of the Exchange Notes—Events of Default.”
Risks Associated with the Exchange Offer
You may not be able to sell your original notes if you do not exchange them for registered exchange notes in the exchange offer.

If you do not exchange your original notes for exchange notes in the exchange offer, your original notes will continue to be subject to the restrictions on transfer as stated in the legends on the original notes. In general, you may not offer, sell or otherwise transfer the original notes in the United States unless they are:

•	registered under the Securities Act;

•	offered or sold under an exemption from the Securities Act and applicable state securities laws; or

•	offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.
Currently, we do not anticipate that we will register the original notes under the Securities Act. Except for limited instances involving the initial purchasers or holders of original notes who are not eligible to participate in the exchange offer or who receive freely transferable exchange notes in the exchange offer, we will not be under any obligation to register the original notes under the Securities Act pursuant to the registration rights agreement or otherwise. Also, if the exchange offer is completed on the terms and within the time period contemplated by this prospectus, no liquidated damages will be payable on your original notes.
Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer.
To the extent that original notes are exchanged in the exchange offer, the trading market for the original notes that remain outstanding may be significantly more limited. As a result, the liquidity of the original notes not tendered for exchange in the exchange offer could be adversely affected. The extent of the market for original notes will depend upon a number of factors, including the number of holders of original notes remaining outstanding and the interest of securities firms in maintaining a market in the original notes. An issue of securities with a similar outstanding market value available for trading, which is called the “float,” may command a lower price than would be comparable to an issue of securities with a greater float. As a result, the market price for original notes that are not exchanged in the exchange offer may be affected adversely to the extent that original notes exchanged in the exchange offer reduce the float. The reduced float also may make the trading price of the original notes that are not exchanged more volatile.
Some holders who exchange their original notes may be deemed to be underwriters.
If you exchange your original notes in the exchange offer for the purpose of participating in a distribution of the exchange notes, you may be deemed to have received restricted securities and, if so, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.
We will not accept your original notes for exchange if you fail to follow the exchange offer procedures and, as a result, your original notes will continue to be subject to existing transfer restrictions and you may not be able to sell your original notes.
We will issue exchange notes as part of the exchange offer only after a timely receipt of your original notes, a properly completed and duly executed letter of transmittal and all other required documents. Therefore, if you want to tender your original notes, please allow sufficient time to ensure timely delivery. If we do not receive your original notes, letter of transmittal and other required documents by the expiration date of the exchange offer, we will not accept your original notes for exchange. We are under no duty to give notification of defects or irregularities with respect to the tenders of original notes for exchange. If there are defects or irregularities with respect to your tender of original notes, we will not accept your original notes for exchange. See “The Exchange Offer.”
The market price for the exchange notes may be volatile.

Historically, the market for non-investment grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the exchange notes offered hereby. The market for the exchange notes, if any, may be subject to similar disruptions. Any such disruptions may adversely affect the value of your exchange notes.
Risks Relating to COVID-19
We face risks related to the current COVID-19 pandemic and other health epidemics and outbreaks.
The global outbreak of COVID-19 is currently impacting countries, communities, supply chains, and markets. As of March 28, 2020, the COVID-19 pandemic was beginning to adversely impact our commercial aftermarket sales and we believe that the COVID-19 pandemic will also adversely impact our commercial OEM sales over the long term. The impact of the COVID-19 pandemic is fluid and continues to evolve, and therefore, we cannot predict the extent to which our business, results of operations, financial condition or liquidity will ultimately be impacted. Because this situation is ongoing and because the duration and severity of the outbreak are unclear, it is difficult to forecast any impacts on the Company’s future results. However, we currently expect COVID-19 to have a significant adverse impact on our sales, net income and EBITDA as Defined for the third quarter of fiscal 2020 under the assumption that the COVID-19 outbreak will adversely affect our non-defense customers and their demand for our products and services during the entire third quarter of fiscal 2020.
The COVID-19 pandemic has also disrupted our operations. The outbreak of COVID-19 has heightened the risk that a significant portion of our workforce will suffer illness or otherwise be unable to work. Furthermore, in light of our determination that planned reductions in our workforce were necessary as a result of declines in our business caused by the COVID-19 pandemic, we cannot assure that we will be able to rehire our entire workforce once our business has recovered. Certain of our facilities have experienced temporary disruptions as a result of the COVID-19 pandemic, and we cannot predict whether our facilities will experience more significant disruptions in the future. Finally, our acquisition strategy, which is a key element of our overall business strategy, may be impacted by our efforts to maintain the Company’s liquidity position in response to the COVID-19 pandemic.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, including the documents incorporated by reference herein, contains both historical and “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and 27A of the Securities Act. All statements other than statements of historical fact included or incorporated by reference in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. These forward-looking statements may be contained throughout this prospectus and the documents incorporated by reference herein. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to, among other things, our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus, including the risks outlined under “Risk Factors,” in this prospectus and in our Annual Report on Form 10-K and the documents otherwise incorporated by reference herein will be important in determining future results. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including those described under “Risk Factors” in this prospectus and in our Annual Report on Form 10-K and the documents incorporated by reference herein. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by these forward-looking statements will occur or, if any of them does occur, what impact they will have on our business, results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We do not undertake any obligation to update these forward-looking statements or the risk factors contained or incorporated herein by reference in this prospectus to reflect new information, future events or otherwise, except as may be required under federal securities laws.
Important factors that could cause actual results to differ materially from the forward-looking statements made in this prospectus and the documents incorporated by reference herein include but are not limited to: the impact that the COVID-19 pandemic has on our business, results of operations, financial condition and liquidity; the sensitivity of our business to the number of flight hours that our customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; future geopolitical or worldwide events; cyber-security threats and natural disasters; our reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier, including government audits and investigations; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions, including our acquisition of Esterline; our indebtedness; potential environmental liabilities; liabilities arising in connection with litigation; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; risks and costs associated with our international sales and operations; and other factors. Please refer to “Risk Factors” in this prospectus and in our Annual Report on Form 10-K and the documents otherwise incorporated herein by reference for additional information regarding the foregoing factors that may affect our business.

USE OF PROCEEDS
We will not receive any proceeds from the issuance of exchange notes in the exchange offer. The exchange notes will evidence the same debt as the original notes tendered in exchange for the exchange notes. Accordingly, the issuance of the exchange notes will not result in any change in our indebtedness.

THE EXCHANGE OFFER
Purpose of the Exchange Offer
On November 13, 2019, we issued the original notes in a transaction exempt from registration under the Securities Act. Accordingly, the original notes may not be reoffered, resold or otherwise transferred in the United States, unless so registered or unless an exemption from the Securities Act registration requirements is available. Pursuant to the registration rights agreement entered into with the initial purchasers of the original notes, we and the guarantors agreed, for the benefit of holders of the original notes, to:

•
no later than 210 days (or if the 210th day is not a business day, the first business day thereafter) after the date of original issue of the original notes, file a registration statement with the SEC with respect to a registered offer to exchange the original notes for exchange notes that will be issued under the same indenture, in the same aggregate principal amount as and with terms that are identical in all material respects to the original notes, except that they will not contain terms with respect to transfer restrictions; and

•
use our reasonable best efforts to cause the registration statement to be declared effective under the Securities Act within 300 days (or if the 300th day is not a business day, the first business day thereafter) after the date of original issue of the original notes; and

•	consummate the exchange offer within 340 days (or if the 340th day is not a business day, the first business day thereafter) after the date of original issue of the original notes.
For each original note tendered to us pursuant to the exchange offer, we will issue to the holder of such original note an exchange note having a principal amount equal to that of the surrendered original note. Interest on each exchange note will accrue from the last interest payment date on which interest was paid on the original note surrendered in exchange therefor, or, if no interest has been paid on such original note, from the date of its original issue.
Any person (including broker-dealers) using the exchange offer to participate in a distribution of the exchange notes to be acquired in the exchange offer may not rely on the SEC staff’s position enunciated in Exxon Capital Holdings Corporation, SEC No-Action Letter available May 13, 1988 or similar no-action letters.
Under existing SEC interpretations, the exchange notes will be freely transferable by holders other than our affiliates after the exchange offer without further registration under the Securities Act if the holder of the exchange notes represents to us in the exchange offer that it is acquiring the exchange notes in the ordinary course of its business, that it has no arrangement or understanding with any person to participate in the distribution of the exchange notes and that it is not an affiliate of ours, as such terms are interpreted by the SEC; provided, however, that broker-dealers, or Participating Broker-Dealers, receiving exchange notes in the exchange offer will have a prospectus delivery requirement with respect to resales of such exchange notes. The SEC has taken the position that Participating Broker-Dealers may fulfill their prospectus delivery requirements with respect to exchange notes (other than a resale of an unsold allotment from the original sale of the original notes) with the prospectus contained in the exchange offer registration statement.
Under the registration rights agreement, we are required to allow Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements to use the prospectus contained in the exchange offer registration statement in connection with the resale of such exchange notes for 180 days following the effective date of such registration statement (or such shorter period during which Participating Broker-Dealers are required by law to deliver such prospectus).
A holder of original notes (other than certain specified holders) who wishes to exchange such original notes for exchange notes in the exchange offer will be required to represent that any exchange notes to be received by it will be acquired in the ordinary course of its business and that at the time of the commencement of the exchange offer it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes and that it is not an “affiliate” of ours, as defined in Rule 405 of the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.
Each broker-dealer that receives exchange notes for its own account in exchange for original notes, where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. See “Plan of Distribution.”
Shelf Registration Statement
With respect to the notes, in the event that:
(1)    because of any change in law or in applicable interpretations of the staff of the SEC, we are not permitted to effect the exchange offer;
(2)    we do not consummate the exchange offer within 340 days (or if the 340th day is not a business day, the first business day thereafter) of the date of original issue of the original notes;
(3)    an initial purchaser notifies us following consummation of the exchange offer that original notes held by it are not eligible to be exchanged for exchange notes in the exchange offer; or
(4)    certain holders are not eligible to participate in the exchange offer, or certain holders participate in the exchange offer but do not receive freely tradeable securities on the date of the exchange, then, we will, subject to certain exceptions,
(x)    promptly file a shelf registration statement, or the Shelf Registration Statement, with the SEC covering resales of such original notes or the exchange notes, as the case may be;
(y)    (A) in the case of clause (1) above, use our reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 300th day after the date of original issue of the original notes and (B) in the case of clause (2), (3) or (4) above, use our reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the 60th day after the date on which the Shelf Registration Statement is required to be filed; and
(z)    We have agreed to use our reasonable best efforts to keep the Shelf Registration Statement effective for a period of two years from the date of original issue of the original notes or such shorter period that will terminate when all of the securities covered by the Shelf Registration Statement (A) have been sold pursuant thereto or (B) are no longer restricted securities under Rule 144 of the Securities Act.
We will, in the event a Shelf Registration Statement is filed, among other things, provide to each holder for whom such Shelf Registration Statement was filed copies of the prospectus which is a part of the Shelf Registration Statement, notify each such holder when the Shelf Registration Statement has become effective and take certain other actions as are required to permit unrestricted resales of the original notes or the exchange notes, as the case may be. A holder selling such original notes or exchange notes pursuant to the Shelf Registration Statement generally would be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the registration rights agreement (including certain indemnification obligations).

Liquidated Damages
With respect to the notes, we will pay additional cash interest on such notes that remain transfer restricted, subject to certain exceptions, upon the occurrence of any of the following events:
(1)    if we fail to file an exchange offer registration statement with the SEC on or prior to June 10, 2020;
(2)    if obligated to file the Shelf Registration Statement as provided above, we fail to file the Shelf Registration Statement with the SEC on or prior to the 60th day, or the Shelf Filing Date, after the date on which the obligation to file a Shelf Registration Statement arises;
(3)    if neither the exchange offer registration statement nor, if required in lieu thereof, the Shelf Registration Statement, is declared effective by the SEC on or prior to September 8, 2020;
(4)    if the exchange offer is not consummated on or before the 40th day after the exchange offer registration statement is declared effective;
(5)    if obligated to file the Shelf Registration Statement as provided above, the Shelf Registration Statement is not declared effective on or prior to the 60th day after the Shelf Filing Date; or
(6)    after the exchange offer registration statement or the Shelf Registration Statement, as the case may be, is declared effective, such registration statement thereafter ceases to be effective or usable due to the reasons specified in the registration rights agreement, subject to certain exceptions.
Each such event referred to in the preceding clauses (1) through (6) is referred to herein as a Registration Default. Additional cash interest on the transfer restricted notes will be payable from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.
The rate of the additional interest will be $0.05 per week per $1,000 principal amount of notes for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional $0.05 per week per $1,000 principal amount of notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. We will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to the original notes and the exchange notes.
We will be entitled to consummate the exchange offer on the expiration date, provided that we have accepted all original notes previously validly tendered in accordance with the terms set forth in this prospectus and the applicable letter of transmittal.
Expiration Date; Extensions; Termination; Amendments
The exchange offer expires on the expiration date. The expiration date is 5:00 p.m., New York City time, on                       ,                             , unless we, in our sole discretion, extend the period during which the exchange offer is open, in which event the expiration date is the latest time and date on which the exchange offer, as so extended by us, expires. We reserve the right to extend the exchange offer with respect to the notes at any time and from time to time prior to the expiration date by giving written notice to The Bank of New York Mellon Trust Company, N.A., as the exchange agent, and by timely public announcement communicated in accordance with applicable law or regulation. During any extension of the exchange offer, all original notes previously tendered pursuant to the exchange offer and not validly withdrawn will remain subject to the exchange offer.
The exchange date will occur promptly after the expiration date. We expressly reserve the right to:

•
terminate the exchange offer and, not accept for exchange any original notes for any reason, including if any of the events set forth below under “—Conditions to the Exchange Offer” shall have occurred and shall not have been waived by us; and

•	amend the terms of the exchange offer in any manner, whether before or after any tender of the original notes.
If any such termination or amendment occurs, we will notify the exchange agent in writing and either will issue a press release or will give written notice to the holders of the original notes as promptly as practicable. Unless we terminate the exchange offer prior to 5:00 p.m., New York City time, on the expiration date, we will exchange the exchange notes for the original notes on the exchange date.
If we waive any material condition to the exchange offer, or amend the exchange offer in any material respect, and if at the time that notice of such waiver or amendment is first published, sent or given to holders of original notes in the manner specified above, the exchange offer is scheduled to expire at any time earlier than the expiration of a period ending on the fifth business day from, and including, the date that such notice is first so published, sent or given, then the exchange offer will be extended until the expiration of such five business day period.
This prospectus and the related letter of transmittal and other relevant materials will be delivered by us to record holders of original notes and will be furnished to brokers, banks and similar persons whose names, or the names of whose nominees, appear on the lists of holders for subsequent transmittal to beneficial owners of original notes.
Each broker-dealer that receives exchange notes for its own account in exchange for original notes, where such original notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. See “Plan of Distribution.”
Terms of the Exchange Offer
We are offering, upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, to exchange, in minimum denominations of $2,000 and multiples of $1,000 in excess thereof, exchange notes for like amounts of original notes. We will accept for exchange any and all original notes that are validly tendered on or before 5:00 p.m., New York City time, on the expiration date. Tenders of the original notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date. The exchange offer is not conditioned upon any minimum principal amount of original notes being tendered for exchange. However, the exchange offer is subject to the terms of the applicable registration rights agreement and the satisfaction of the conditions described under “—Conditions to the Exchange Offer.” Original notes may be tendered only in minimum denominations of $2,000 and multiples of $1,000 in excess thereof. Holders of original notes may tender less than the aggregate principal amount represented by their original notes if they appropriately indicate this fact on the letter of transmittal accompanying the tendered original notes or indicate this fact pursuant to the procedures for book-entry transfer described below. Tender of some but not all of a holder’s original notes will only be accepted if they do not result in a residual holding of less than $2,000 aggregate principal amount of original notes.
As of the date of this prospectus, $2.65 billion in aggregate principal amount of the original notes are outstanding. Solely for reasons of administration, we have fixed the close of business on , as the record date for purposes of determining the persons to whom this prospectus and the letter of transmittal will be mailed initially. Only a holder of the original notes, or the holder’s legal representative or attorney-in-fact, whose ownership is reflected in the records of The Bank of New York Mellon Trust Company, N.A., as registrar, or whose original notes are held of record by the depositary, may participate in the exchange offer. There will be no fixed record date for determining the eligible holders of the original notes who are entitled to participate in the exchange offer. We believe that, as of the date of this prospectus, no holder of notes is our “affiliate,” as defined in Rule 405 under the Securities Act.
We will be deemed to have accepted validly tendered original notes when, as and if we give written notice of our acceptance to the exchange agent. The exchange agent will act as agent for the tendering holders of original notes and for purposes of receiving the exchange notes from us. If any tendered certificated original notes are not accepted for exchange because of an invalid tender or otherwise, certificates for the unaccepted original notes will be returned, without expense, to the tendering holder as promptly as practicable after the expiration date.
Holders of original notes do not have appraisal or dissenters’ rights under applicable law or the indenture as a result of the exchange offer. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations under the Exchange Act, including Rule 14e-1.
Holders who tender their original notes in the exchange offer will not be required to pay brokerage commissions or fees or, except as otherwise provided in the letter of transmittal, transfer taxes with respect to the exchange of original notes under the exchange offer. We will pay all charges and expenses, other than transfer taxes in some circumstances, in connection with the exchange offer. See “—Solicitation of Tender; Expenses” for more information about the costs of the exchange offer.
We do not make any recommendation to holders of original notes as to whether to tender any of their original notes under the exchange offer. In addition, no one has been authorized to make any recommendation. Holders of original notes must make their own decision whether to participate in the exchange offer and, if the holder chooses to participate in the exchange offer, the aggregate principal amount of original notes to tender, after reading carefully this prospectus (including the documents incorporated by reference in this prospectus) and the letter of transmittal and consulting with their advisors, if any, based on their own financial position and requirements.
How to Tender
The tender to us of original notes by you pursuant to one of the procedures set forth below will constitute an agreement between you and us in accordance with the terms and subject to the conditions set forth herein and in the letter of transmittal.
General Procedures. A holder of an original note may tender the same by (i) properly completing and signing the applicable letter of transmittal or a facsimile thereof (all references in this prospectus to the letter of transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the original notes being tendered and any required signature guarantees (or a timely confirmation of a book-entry transfer, which we refer to herein as a Book-Entry Confirmation, pursuant to the procedure described below), to the exchange agent at its address set forth in “—Exchange Agent” on or prior to the expiration date or (ii) complying with the guaranteed delivery procedures described below.
If tendered original notes are registered in the name of the signer of the letter of transmittal and the exchange notes to be issued in exchange therefor are to be issued (and any untendered original notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered original notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to us and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a firm, which we refer to herein as an Eligible Institution, that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the exchange notes and/or original notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the original notes, the signature on the letter of transmittal must be guaranteed by an Eligible Institution.
Any beneficial owner whose original notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender original notes should contact such holder promptly and instruct such holder to tender original notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such original notes himself, such beneficial owner must, prior to completing and executing the letter of transmittal and delivering such original notes, either make appropriate arrangements to register ownership of the original notes in such beneficial owner’s name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.
Book-Entry Transfer. The exchange agent will make a request to establish an account with respect to the original notes at DTC, which we refer to herein as the Book-Entry Transfer Facility, for purposes of the exchange offer within two business days after receipt of this prospectus, and any financial institution that is a participant in the Book-Entry Transfer Facility’s systems, may make book-entry delivery of original notes by causing the Book-Entry Transfer Facility to transfer such original notes into the exchange agent’s account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures for transfer. However, although delivery of original notes may be effected through book-entry transfer at the Book-Entry Transfer Facility, the letter of transmittal, with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address set forth in “—Exchange Agent” on or prior to the expiration date or the guaranteed delivery procedures described below must be complied with.
The method of delivery of original notes and all other documents is at your election and risk. If sent by mail, we recommend that you use registered mail, return receipt requested, obtain proper insurance, and complete the mailing sufficiently in advance of the expiration date to permit delivery to the exchange agent on or before the expiration date.
Guaranteed Delivery Procedures. If a holder desires to accept the exchange offer and time will not permit a letter of transmittal or original notes to reach the exchange agent before the expiration date, a tender may be effected if the exchange agent has received at its office set forth in “—Exchange Agent” on or prior to the expiration date a letter or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the original notes are registered, the principal amount of the original notes and, if possible, the certificate numbers of the original notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the date of execution of such letter or facsimile transmission by the Eligible Institution (but in any event no later than three business days following the Expiration Date), the original notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed letter of transmittal (and any other required documents). Unless original notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the exchange agent within the time period set forth above (accompanied or preceded by a properly completed letter of transmittal and any other required documents), we may, at our option, reject the tender. Copies of a Notice of Guaranteed Delivery that may be used by Eligible Institutions for the purposes described in this paragraph are being delivered with this prospectus and the related letter of transmittal.
A tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed letter of transmittal accompanied by the original notes (or a timely Book-Entry Confirmation) is received by the exchange agent. Issuances of exchange notes in exchange for original notes tendered pursuant to a Notice of Guaranteed Delivery or letter or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the letter of transmittal (and any other required documents) and the tendered original notes (or a timely Book-Entry Confirmation).
All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of original notes will be determined by us and our determination will be final and binding. We reserve the absolute right to reject any or all tenders not in proper form or the acceptances for exchange of which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any of the conditions of the exchange offer or any defect or irregularities in tenders of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. None of us, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the exchange offer (including the letter of transmittal and the instructions thereto) will be final and binding.

Terms and Conditions of the Letter of Transmittal
The letter of transmittal contains, among other things, the following terms and conditions, which are part of the exchange offer.
The party tendering original notes for exchange, whom we refer to herein as the Transferor, exchanges, assigns and transfers the original notes to us and irrevocably constitutes and appoints the exchange agent as the Transferor’s agent and attorney-in-fact to cause the original notes to be assigned, transferred and exchanged. The Transferor represents and warrants that it has full power and authority to tender, exchange, assign and transfer the original notes and that, when the same are accepted for exchange, we will acquire good and unencumbered title to the tendered original notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The Transferor also warrants that it will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the exchange, assignment and transfer of tendered original notes. The Transferor further agrees that acceptance of any tendered original notes by us and the issuance of exchange notes in exchange therefor shall constitute performance in full by us of our obligations under the registration rights agreement and that we shall have no further obligations or liabilities thereunder (except in certain limited circumstances). All authority conferred by the Transferor will survive the death or incapacity of the Transferor and every obligation of the Transferor shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of such Transferor.
Withdrawal Rights
Original notes tendered pursuant to the exchange offer may be withdrawn at any time prior to the expiration date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the exchange agent at its address set forth in “—Exchange Agent.” Any such notice of withdrawal must specify the person named in the letter of transmittal as having tendered the original notes to be withdrawn, the certificate numbers of the original notes to be withdrawn, the principal amount of original notes to be withdrawn (which must be an authorized denomination), a statement that such holder is withdrawing his election to have such original notes exchanged, and the name of the registered holder of such original notes, and must be signed by the holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the original notes being withdrawn. The exchange agent will return the properly withdrawn original notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by us, and our determination will be final and binding on all parties.
Acceptance of Original Notes for Exchange; Delivery of Exchange Notes
Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of original notes validly tendered and not withdrawn and the issuance of the exchange notes will be made on the exchange date. For the purposes of the exchange offer, we shall be deemed to have accepted for exchange validly tendered original notes when, as and if we have given written notice thereof to the exchange agent.
The exchange agent will act as agent for the tendering holders of original notes for the purposes of receiving exchange notes from us and causing the original notes to be assigned, transferred and exchanged. Upon the terms and subject to the conditions of the exchange offer, delivery of exchange notes to be issued in exchange for accepted original notes will be made by the exchange agent promptly after acceptance of the tendered original notes. Original notes not accepted for exchange by us will be returned without expense to the tendering holders (or in the case of original notes tendered by book-entry transfer into the exchange agent’s account at the Book-Entry Transfer Facility pursuant to the procedures described above, such non-exchanged original notes will be credited to an account maintained with such Book-Entry Transfer Facility) promptly following the expiration date or, if we terminate the exchange offer prior to the expiration date, promptly after the exchange offer is so terminated.

Conditions to the Exchange Offer
We are not required to accept or exchange, or to issue exchange notes in exchange for, any outstanding original notes. We may terminate or extend the exchange offer by written notice to the exchange agent and by timely public announcement communicated in accordance with applicable law or regulation, if:

•
any federal law, statute, rule, regulation or interpretation of the staff of the SEC has been proposed, adopted or enacted that, in our judgment, might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•
an action or proceeding has been instituted or threatened in any court or by any governmental agency that, in our judgment, might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•
there has occurred a material adverse development in any existing action or proceeding that might impair our ability to proceed with the exchange offer or otherwise make it inadvisable to proceed with the exchange offer;

•	any stop order is threatened or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the indenture under the Trust Indenture Act of 1939;

•	all governmental approvals that we deem necessary for the consummation of the exchange have not been obtained;

•
there is a change in the current interpretation by the staff of the SEC which permits holders who have made the required representations to us to resell, offer for resale, or otherwise transfer exchange notes issued in the exchange offer without registration of the exchange notes and delivery of a prospectus; or

•	a material adverse change shall have occurred in our business, condition, operations or prospects.
The foregoing conditions are for our sole benefit and may be asserted by us with respect to all or any portion of the exchange offer regardless of the circumstances (including any action or inaction by us) giving rise to such condition or may be waived by us in whole or in part at any time or from time to time in our sole discretion. The failure by us at any time to exercise any of the foregoing rights will not be deemed a waiver of any such right, and each right will be deemed an ongoing right that may be asserted at any time or from time to time. In addition, we have reserved the right, notwithstanding the satisfaction of each of the foregoing conditions, to terminate or amend the exchange offer.
Any determination by us concerning the fulfillment or non-fulfillment of any conditions will be final and binding upon all parties.
Exchange Agent
The Bank of New York Mellon Trust Company, N.A. has been appointed as the exchange agent for the exchange offer. Letters of transmittal must be addressed to the exchange agent at its address set forth below. Delivery to an address other than the one set forth herein, or transmissions of instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent
c/o The Bank of New York Mellon Corporation
Corporate Trust Operations—Reorganization Unit
111 Sanders Creek Parkway
East Syracuse, NY 13057
Attn: Pamela Adamo
Tel: 315-414-3317
Fax: 732-667-9408
Email: CT_REORG_UNIT_INQUIRIES@bnymellon.com
Solicitation of Tenders; Expenses
We have not retained any dealer-manager or similar agent in connection with the exchange offer and will not make any payments to brokers, dealers or others for soliciting acceptances of the exchange offer. We will, however, pay the exchange agent reasonable and customary fees for its services and will reimburse it for reasonable out-of-pocket expenses in connection therewith. We also will pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding tenders for their customers. The expenses to be incurred in connection with the exchange offer, including the fees and expenses of the exchange agent and printing, accounting and legal fees, will be paid by us.
No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained or incorporated by reference in this prospectus in connection with the exchange offer. If given or made, you must not rely on such information or representations as having been authorized by us. Neither the delivery of this prospectus nor any exchange made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the respective dates as of which information is given or incorporated by reference herein.
The exchange offer is not being made to (nor will tenders be accepted from or on behalf of) holders of original notes in any jurisdiction in which the making of the exchange offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, at our discretion, we may take such action as we may deem necessary to make the exchange offer in any such jurisdiction and extend the exchange offer to holders of original notes in such jurisdiction. In any jurisdiction the securities laws or blue sky laws of which require the exchange offer to be made by a licensed broker or dealer, the exchange offer is being made on behalf of us by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
Appraisal Rights
You will not have appraisal rights in connection with the exchange offer.
Federal Income Tax Consequences
We believe that the exchange of original notes for exchange notes will not be a taxable exchange for U.S. federal income tax purposes, and that holders will not recognize any taxable gain or loss as a result of such exchange. See “Certain U.S. Federal Income Tax Considerations.”
Regulatory Approvals
Other than the federal securities laws, there are no federal or state regulatory requirements that we must comply with and there are no approvals that we must obtain in connection with the exchange offer.

Accounting Treatment
The exchange notes will be recorded at the same carrying value as the original notes. Accordingly, we will recognize no gain or loss for accounting purposes in connection with the exchange offer. The expense of the exchange offer will be expensed over the term of the exchange notes.
Other
Participation in the exchange offer is voluntary and you should consider carefully whether to accept. You are urged to consult your financial and tax advisors in making your own decisions on what action to take.
As a result of the making of, and upon acceptance for exchange of all validly tendered original notes pursuant to the terms of, the exchange offer, we will have fulfilled a covenant contained in the terms of the original notes and the registration rights agreement. Holders of the original notes who do not tender their original notes in the exchange offer will continue to hold such original notes and will be entitled to all the rights and limitations applicable thereto under the indenture and the registration rights agreement, except for any terms of such documents which, by their terms, terminate or cease to have further effect as a result of the making of this exchange offer. See “Description of the Exchange Notes.” All untendered original notes will continue to be subject to the restriction on transfer set forth in the indenture. To the extent that original notes are tendered and accepted in the exchange offer, the trading market, if any, for the original notes not tendered and accepted in the exchange offer could be adversely affected. See “Risk Factors—Risks Associated with the Exchange Offer—Your ability to sell your original notes may be significantly more limited and the price at which you may be able to sell your original notes may be significantly lower if you do not exchange them for registered exchange notes in the exchange offer.”
We may in the future seek to acquire untendered original notes in open market or privately negotiated transactions, through subsequent exchange offers or otherwise. We have no present plan to acquire any original notes that are not tendered in the exchange offer.

DESCRIPTION OF OTHER INDEBTEDNESS
Senior Secured Credit Facilities

On June 4, 2014, TransDigm Inc. entered into an Amendment and Restatement Agreement pursuant to which it amended and restated its existing credit agreement into a Second Amended and Restated Credit Agreement (as amended or modified, the “Credit Agreement”). The Credit Agreement provides for a term loan facility (the “Term Loan Facility”) and a revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility and the Term Loan Facility are collectively referred to herein as the “Credit Facilities.” On May 20, 2015, we entered into (i) a Loan Modification Agreement, which, among other things, modified certain terms (including the pricing and maturity date) of a portion of the tranche C term loans under the Credit Agreement in an aggregate principal amount of $251,129,304 such that the modified term loans have the same terms as the tranche E term loans under the Credit Agreement, and (ii) an Incremental Revolving Assumption and Refinancing Facility Agreement, which, among other things, increased the revolving commitments under the Credit Agreement in an aggregate principal amount of $130,000,000 and refinanced a portion of the existing tranche C term loans into tranche E term loans in an aggregate principal amount of $248,870,696. On June 9, 2016, we entered into Amendment No. 1 to the Second Amended and Restated Credit Agreement, which, among other things, (i) provided for additional revolving commitments for borrowings denominated in U.S. Dollars in an aggregate amount of approximately $58 million, (ii) provided for tranche F term loans in an aggregate principal amount equal to $500 million, which were fully drawn on June 9, 2016, (iii) provided for delayed draw tranche F term loans in an aggregate principal amount not to exceed $450 million, which were fully drawn on June 20, 2016, and (iv) refinanced a portion of the existing tranche C term loans into tranche F term loans in an aggregate principal amount of approximately $790 million. On October 14, 2016, we entered into an Incremental Term Loan Assumption Agreement which, among other things, provided for (i) additional tranche F term loans in an aggregate principal amount equal to $650 million, which were fully drawn on October 14, 2016, and (ii) additional delayed draw tranche F term loans in an aggregate principal amount not to exceed $500 million, which were fully drawn on October 27, 2016. On March 6, 2017, we entered into Amendment No. 2 to the Second Amended and Restated Credit Agreement, which, among other things, increased the general investment basket to $400 million and 8% of consolidated total assets. On August 22, 2017, we entered into Amendment No. 3 and Incremental Term Loan Assumption Agreement to the Second Amended and Restated Credit Agreement, which, among other things, (i) provided for tranche G term loans in an aggregate principal amount of $1,819 million, which were fully drawn on August 22, 2017, and (ii) provided for the repayment in full of the tranche C term loans. On November 30, 2017, we entered into Amendment No. 4 and Refinancing Facility Agreement to the Second Amended and Restated Credit Agreement, which, among other things, (i) refinanced a portion of the existing tranche E term loans in an aggregate principal amount of $1,503 million, and (ii) refinanced a portion of the existing tranche F term loans in an aggregate principal amount of $3,655 million. On February 22, 2018, we entered into the Refinancing Facility Agreement to the Second Amended and Restated Credit Agreement, which, among other things, refinanced a portion of the existing tranche G term loans in an aggregate principal amount of $1,810 million. On May 30, 2018, we entered into Amendment No. 5, Incremental Assumption Agreement and Refinancing Facility Agreement to the Second Amended and Restated Credit Agreement, which, among other things, (i) refinanced a portion of the existing tranche E term loans in an aggregate principal amount of $1,322 million, (ii) provided for additional tranche E term loans in an aggregate principal amount equal to $933 million, (iii) refinanced a portion of the existing tranche F term loans in an aggregate principal amount of $3,578 million, (iv) extended the revolving maturity date to December 28, 2022, (v) provided for additional dollar revolving credit commitments of $38,564,150 and additional multicurrency revolving credit commitments of $11,435,850, and (vi) permitted up to $1,500 million of dividends and share repurchases on or prior to December 31, 2018 (provided, that, if any portion of the $1,500 million is not used for dividends or share repurchases prior to such date, such amount (not to exceed $500 million) may be used to repurchase stock at any time thereafter). On March 14, 2019, we entered into Amendment No. 6 and Incremental Revolving Credit Assumption Agreement, which among other things, provided for additional dollar revolving credit commitments of $107,883,291 and additional multicurrency revolving credit commitments of $52,116,709. On February 6, 2020, we entered into Amendment No. 7 and Refinancing Facility Agreement to the Second Amended and Restated Credit Agreement, which among other things, (i) incurred new tranche E term loans in an aggregate principal amount equal to approximately $2,216 million, new tranche F term loans in an aggregate principal amount equal to approximately $3,515 million and new tranche G term loans in an aggregate principal amount equal to approximately $1,774 million, (ii) repaid in full all of the existing tranche E term loans, tranche F term loans and tranche G term loans outstanding under the Credit Agreement immediately prior to the Amendment, (iii) extended the maturity date of the tranche F term loans to December 9, 2025, (iv) modified the definition of consolidated EBITDA in the Credit Agreement to add back certain cost savings and non-recurring cost and expenses, and (v)  modified certain negative covenants to provide additional flexibility to incur additional debt and make additional investments and asset sales.

The Term Loan Facility consists of three tranches: (i) tranche E term loans of approximately $2,216 million in the aggregate outstanding; (ii) tranche F term loans of approximately $3,515 million in the aggregate outstanding; and (iii) tranche G term loans of approximately $1,774 million in the aggregate outstanding. The tranche E term loans mature on May 30, 2025, the tranche F term loans mature on December 9, 2025, and the tranche G term loans mature on August 22, 2024. The Term Loan Facility requires quarterly principal payments of 0.25% of its original principal amount which began on March 28, 2013 (or in the case of any term loan issued after such date, the last day of the first full fiscal quarter after such term loan was issued). The Revolving Credit Facility consists of two tranches: (i) extended revolving commitments for borrowings denominated in U.S. Dollars in an amount equal to approximately $608.5 million in the aggregate; and (ii) extended multicurrency revolving commitments in an amount equal to approximately $151.5 million in the aggregate. The extended commitments under the Revolving Credit Facility mature on February 28, 2022. As of March 28, 2020, we had $41.7 million letters of credit outstanding and $518.3 million of borrowings available under the Revolving Credit Facility.

The interest rates per annum applicable to the loans under the Credit Facilities are, at our option, equal to either an alternate base rate or an adjusted LIBO rate for one, two, three or six-month interest periods (or to the extent agreed to by each relevant lender, a twelve-month interest period or an interest period of less than one month) chosen by us, in each case plus an applicable margin percentage. The adjusted LIBO rate for the term loans is not subject to a floor and the adjusted LIBO rate for the revolving loans is subject to a floor of 0.75%.

Under the terms of the Credit Facilities, we are entitled on one or more occasions to request additional revolving commitments, additional term loans or a combination thereof, subject to the satisfaction of certain conditions, including, among others, that the Consolidated Net Leverage Ratio (as defined in the Credit Agreement) would be no greater than 7.25 to 1.00 and the Consolidated Secured Net Debt Ratio (as defined in the Credit Agreement) would be no greater than 5.00 to 1.00, after giving effect to such additional revolving commitments or additional term loans.

All of the indebtedness outstanding under the Credit Facilities is guaranteed by TD Group, TD UK and certain of our U.S. subsidiaries. In addition, our obligations under the Credit Facilities are secured by a first-priority security interest in substantially all of our, TD Group’s, TD UK’s and certain of TD Group’s U.S. subsidiaries’ existing and future property and assets, including inventory, equipment, general intangibles, intellectual property, investment property and other personal property (but excluding leasehold interests and certain other assets), and a first-priority pledge of our capital stock and the capital stock of our subsidiaries (other than non-U.S. subsidiaries and certain U.S. subsidiaries, of which 65% of the voting capital stock will be pledged).

The Credit Agreement requires mandatory prepayments of principal of the term loans based on certain percentages of Excess Cash Flow (as defined in the Credit Agreement), 90 days after the end of each fiscal year, commencing with the fiscal year ending September 30, 2014, subject to certain exceptions. In addition, subject to certain exceptions (including, with respect to asset sales, reinvestment in productive assets), we are required to prepay the term loans outstanding under the Credit Facilities at 100% of the principal amount thereof, plus accrued and unpaid interest, with the net cash proceeds of certain asset sales and issuance or incurrence of certain indebtedness.

The Credit Facilities contain certain covenants that limit our ability to, among other things: (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) pay distributions on, redeem or repurchase capital stock, or redeem or repurchase subordinated debt; (iii) make investments; (iv) sell assets; (v) enter into agreements that restrict distributions or other payments from restricted subsidiaries to us; (vi) incur or suffer to exist liens securing indebtedness; (vii) consolidate, merge or transfer all or substantially all of our assets; and (viii) engage in transactions with affiliates.

A/R Facility

On October 21, 2013, TransDigm Inc. and certain of its U.S. subsidiaries entered into a trade receivables purchase facility (as amended or modified, the “A/R Facility”). The A/R Facility provides us with additional liquidity and funding for our ongoing business needs. Under the terms of the A/R Facility, TransDigm Inc. and certain of its U.S. subsidiaries (the “Originators”) sell, on an ongoing basis, through one or more transfer agreements, certain trade receivables to the SPE. As of March 28, 2020, the $350 million A/R Facility was fully drawn.

The SPE is a wholly owned special purpose subsidiary of TransDigm Inc. that finances its acquisitions of trade receivables by selling undivided interests, and granting security interests, in the trade receivables to certain financial institutions party to the A/R Facility (the “Purchasers”). The SPE’s sole business consists of the purchase of the trade receivables from the Originators, the subsequent retransfer of interests in such trade receivables to the Purchasers, the making of equity distributions to TransDigm Inc. and the payment of its obligations to the Purchasers under the A/R Facility. The SPE is a separate legal entity with its own separate creditors (i.e., the Purchasers) who will be entitled, upon termination of the A/R Facility, to be satisfied out of the SPE’s assets prior to any assets or value in the SPE becoming available to TransDigm Inc. or any other affiliate thereof and the assets of the SPE are not available to pay creditors of TransDigm Inc. or any other affiliate thereof.

6.500% Senior Subordinated Notes Due 2024

On June 4, 2014, TransDigm Inc. issued $1,200.0 million aggregate principal amount of 6.500% senior subordinated notes due 2024 (the “2024 notes”).

The 2024 notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2024 notes indenture and TD UK, which we refer to, collectively, as the 2024 notes guarantors. The 2024 notes and their guarantees are subordinated in right of payment to all of our and the 2024 notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of our and the 2024 notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2025 subordinated notes (as defined below), the 2026 subordinated notes (as defined below), the 2027 notes (as defined below), the UK notes (as defined below) and the notes, and rank senior in right of payment to any of our and the 2024 notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2024 notes. The 2024 notes are structurally subordinated to all of the liabilities of our non-guarantor subsidiaries.

6.500% Senior Subordinated Notes Due 2025

On May 14, 2015, TransDigm Inc. issued $450.0 million aggregate principal amount of 6.500% senior subordinated notes due 2025 (the “2025 subordinated notes”), and on March 1, 2017, TransDigm Inc. issued an additional $300.0 million aggregate principal amount of the 2025 subordinated notes.

The 2025 subordinated notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2025 subordinated notes indenture and TD UK, which we refer to, collectively, as the 2025 subordinated notes guarantors. The 2025 subordinated notes and their guarantees are subordinated in right of payment to all of our and the 2025 subordinated notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of our and the 2025 subordinated notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2024 notes, the 2026 subordinated notes, the 2027 notes, the UK notes and the notes, and rank senior in right of payment to any of our and the 2025 subordinated notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2025 subordinated notes. The 2025 subordinated notes are structurally subordinated to all of the liabilities of our non-guarantor subsidiaries.

6.375% Senior Subordinated Notes Due 2026

On June 9, 2016, TransDigm Inc. issued $950.0 million aggregate principal amount of 6.375% senior subordinated notes due 2026 (the “2026 subordinated notes”).

The 2026 subordinated notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2026 subordinated notes indenture and TD UK, which we refer to, collectively, as the 2026 subordinated notes guarantors. The 2026 subordinated notes and their guarantees are subordinated in right of payment to all of our and the 2026 subordinated notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of our and the 2026 subordinated notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2024 notes, the 2025 subordinated notes, the 2027 notes, the UK notes and the notes, and rank senior in right of payment to any of our and the 2026 subordinated notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2026 subordinated notes. The 2026 subordinated notes are structurally subordinated to all of the liabilities of our non-guarantor subsidiaries.

6.875% Senior Subordinated Notes Due 2026

On May 8, 2018, TD UK issued $500.0 million aggregate principal amount of 6.875% senior subordinated notes due 2026 (the “UK notes”).

The UK notes are guaranteed on a senior subordinated unsecured basis by TD Group, TransDigm Inc. and its U.S. subsidiaries named in the UK notes indenture, which we refer to, collectively, as the UK notes guarantors. The UK notes and their guarantees are subordinated in right of payment to all of TD UK’s and the UK notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of TD UK’s and the UK notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2024 notes, the 2025 subordinated notes, the 2026 subordinated notes, the 2027 notes and the notes, and rank senior in right of payment to any of TD UK’s and the UK notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the UK notes. The UK notes are structurally subordinated to all of the liabilities of TD UK’s subsidiaries.

6.250% Senior Secured Notes Due 2026

On February 13, 2019, TransDigm Inc. issued $4,000.0 million aggregate principal amount of the 2026 secured notes, and on April 17, 2020, TransDigm Inc. issued an additional $400 million aggregate principal amount of the 2026 secured notes.

The 2026 secured notes are guaranteed on a senior secured basis by TD Group, its U.S. subsidiaries named in the 2026 secured notes indenture and TD UK, which we refer to, collectively, as the 2026 secured notes guarantors. The 2026 secured notes and their guarantees rank pari passu in right of payment with all of our and the 2026 secured notes guarantors’ existing and future senior secured indebtedness, including the indebtedness represented by the 2025 secured notes, and rank senior in right of payment to any of our and the 2026 secured notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2024 notes, the 2025 subordinated notes, the 2026 subordinated notes, the 2027 notes, the UK notes and the notes.

7.500% Senior Subordinated Notes Due 2027

On February 13, 2019, TransDigm Inc. issued $550.0 million aggregate principal amount of 7.500% senior subordinated notes due 2027 (the “2027 notes”).

The 2027 notes are guaranteed on a senior subordinated unsecured basis by TD Group, its U.S. subsidiaries named in the 2027 notes indenture and TD UK, which we refer to, collectively, as the 2027 notes guarantors. The 2027 notes and their guarantees are subordinated in right of payment to all of our and the 2027 notes guarantors’ existing and future senior indebtedness, including the indebtedness represented by the secured notes, rank equally in right of payment with any of our and the 2027 notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2024 notes, the 2025 subordinated notes, the 2026 subordinated notes, the UK notes and the notes, and rank senior in right of payment to any of our and the 2027 notes guarantors’ future indebtedness that is, by its terms, expressly subordinated in right of payment to the 2027 notes. The 2027 notes are structurally subordinated to all of the liabilities of our non-guarantor subsidiaries.

8.00% Senior Secured Notes Due 2025

On April 8, 2020, TransDigm Inc. issued $1,100.0 million aggregate principal amount of the 2025 secured notes.

The 2025 secured notes are guaranteed on a senior secured basis by TD Group, its U.S. subsidiaries named in the 2025 secured notes indenture and TD UK, which we refer to, collectively, as the 2025 secured notes guarantors. The 2025 secured notes and their guarantees rank pari passu in right of payment with all of our and the 2025 secured notes guarantors’ existing and future senior secured indebtedness, including the indebtedness represented by the 2026 secured notes, and rank senior in right of payment to any of our and the 2025 secured notes guarantors’ existing and future senior subordinated indebtedness, including the indebtedness represented by the 2024 notes, the 2025 subordinated notes, the 2026 subordinated notes, the 2027 notes, the UK notes and the notes.

Certain Restrictive Covenants in Our Debt Documents

The Credit Agreement, the 2024 notes indenture, the 2025 subordinated notes indenture, the 2025 secured notes indenture, the 2026 subordinated notes indenture, the 2026 secured notes indenture, the 2027 notes indenture, the UK notes indenture and the indenture governing the notes contain restrictive covenants that, among other things, limit our ability to incur or guarantee additional indebtedness or issue preferred stock, pay distributions on, redeem or repurchase capital stock, redeem or repurchase subordinated debt, engage in transactions with affiliates, sell assets, make investments, consolidate, merge or transfer all or substantially all of our assets, incur or suffer to exist liens securing indebtedness, enter into agreements that restrict distributions or other payments from restricted subsidiaries to TransDigm Inc., create unrestricted subsidiaries or engage in certain business activities. A breach of any of these covenants could result in a default under the 2024 notes indenture, the 2025 subordinated notes indenture, 2025 secured notes indenture, the 2026 subordinated notes indenture, the 2026 secured notes indenture, the 2027 notes indenture, the UK notes indenture, the indenture governing the notes or the Credit Facilities. In addition, the Revolving Credit Facility requires TransDigm Inc. to comply with a maximum consolidated net leverage ratio to the extent a certain threshold of the Revolving Credit Facility is outstanding and a failure to comply therewith would result in a default under the Revolving Credit Facility. If any such default occurs, the lenders under the Credit Facilities and the holders of the senior subordinated notes and the secured notes may elect to declare all outstanding borrowings, together with accrued interest and other amounts payable thereunder, to be immediately due and payable; provided, however, there are certain limitations on the rights of the lenders under the Term Loan Facility with respect to a default under the required leverage ratio. After an event of default occurs, the lenders under the Credit Facilities have the right to terminate any commitments they have to provide further borrowings. In addition, following an event of default under the Credit Facilities or the secured notes, the lenders thereunder or holders thereof, as applicable, will have the right to proceed against the collateral securing the debt, which includes available cash, and they will also have the right to prevent us from making debt service payments on the senior subordinated notes.

DESCRIPTION OF THE EXCHANGE NOTES
You can find definitions of certain capitalized terms used in the following summary under “Certain Definitions.” For purposes of this section, references to the word “Company” mean only TransDigm Inc. but not any of its Subsidiaries.
The Company will issue the 5.500% senior subordinated notes due 2027 offered by this prospectus (solely for purposes of this section entitled “Description of the Exchange Notes,” the “Exchange Notes”) under the Indenture, dated as of November 13, 2019 (the “Indenture”), among itself, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). The Company is issuing the Exchange Notes in exchange for the 5.500% senior subordinated notes due 2027 that were issued under the Indenture by the Company on November 13, 2019 (solely for purposes of this section entitled “Description of the Exchange Notes,” the “Original Notes”). Solely for purposes of this section entitled “Description of the Exchange Notes,” we refer to the Exchange Notes and the Original Notes, collectively, as the “Notes.” The Exchange Notes offered hereby and any Original Notes not tendered pursuant to the terms hereof will be treated as a single class under the Indenture, including for purposes of determining whether the required percentage of Holders have given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all Holders.
The following is a summary of the material provisions of the Indenture. It does not include all of the provisions of the Indenture. We urge you to read the Indenture because it defines your rights. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the “TIA”), as in effect on the date of the Indenture. A copy of the Indenture may be obtained from the Company.
Brief Description of the Notes
The Notes:

•	are unsecured senior subordinated obligations of the Company;

•
are subordinated in right of payment to all existing and future Senior Debt of the Company, including the Credit Facilities, the A/R Facility and the Secured Notes or guarantees in respect thereof, as the case may be;

•
rank pari passu with all existing and future Senior Subordinated Debt of the Company, including the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes and the 2027 Notes or guarantees in respect thereof, as the case may be;

•
are guaranteed by Holdings, TD UK and, subject to certain exceptions, each Domestic Restricted Subsidiary and, therefore, effectively rank pari passu with the UK Notes or guarantees in respect thereof, as the case may be; and

•	are subject to registration with the SEC pursuant to the Registration Rights Agreement.
The Company will issue the Exchange Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000. The Trustee will initially act as paying agent and registrar. The Notes may be presented for registration of transfer and exchange at the offices of the registrar. The Company may change any paying agent and registrar without notice to holders of the Notes (the “Holders”). The Company may pay principal (and premium, if any) on the Notes at the Trustee’s corporate office in New York, New York or by wire transfer to the registered holder (i.e., DTC for a Global Note), or by mailing a check to the Holder’s registered address. Any Original Notes that remain outstanding following the completion of the Registered Exchange Offer, together with the Exchange Notes issued in connection with the Registered Exchange Offer, and any Additional Notes actually issued will be treated as a single class of securities under the Indenture.

Principal, Maturity and Interest
The Company issued the Original Notes on November 13, 2019 in the aggregate principal amount of $2,650 million and, pursuant to this prospectus, the Company is offering to exchange all of the Original Notes for the Exchange Notes. The Notes will mature on November 15, 2027. Subject to the Company’s compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant, the Company is entitled to issue more Notes under the Indenture (solely for purposes of this section entitled “Description of the Exchange Notes,” the “Additional Notes”), but if the Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, the Additional Notes will have a separate CUSIP number. The Exchange Notes, any Original Notes that are not exchanged for the Exchange Notes and all Additional Notes, if any, will be treated as a single class under the Indenture, including waivers, amendments, redemptions and offers to purchase. Unless the context otherwise requires, for all purposes of the Indenture and this “Description of the Exchange Notes,” references to the Notes include the Original Notes not exchanged for Exchange Notes, the Exchange Notes and any Additional Notes actually issued.
Interest on the Notes will accrue at the rate of 5.500% per annum. Interest on the Notes will be payable semiannually in cash in arrears on each May 15 and November 15, commencing on May 15, 2020 and accruing from November 13, 2019. The Company will make interest payments to the persons who are registered holders at the close of business on the May 1 or November 1 immediately preceding the applicable interest payment date. Interest on the Notes will accrue from the most recent date on which interest on the Notes was paid. Additional interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement.
Optional Redemption
Except as set forth below, the Company shall not be entitled to redeem the Notes at its option prior to November 15, 2022.
On and after issuance, the Company shall be entitled at its option to redeem the Notes (which includes the Additional Notes, if any) at its option, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on November 15 of the year set forth below.

Year	Percentage
2022	102.750%
2023	101.375%
2024 and thereafter	100.000%
In addition, the Company must pay all accrued and unpaid interest on the Notes redeemed (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date).
Prior to November 15, 2022, the Company shall be entitled at its option on one or more occasions to redeem Notes (which includes Additional Notes, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Notes (which includes Additional Notes, if any) originally issued at a redemption price (calculated by the Company and expressed as a percentage of principal amount) of 105.500%, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with an amount not to exceed the net cash proceeds from one or more Equity Offerings (provided that if the Equity Offering is an offering by Holdings, a portion of the Net Cash Proceeds thereof equal to the amount required to redeem any such Notes is contributed to the equity capital of the Company); provided, however, that
(1)    at least 65% of such aggregate principal amount of Notes (which includes Additional Notes, if any) remains outstanding immediately after the occurrence of each such redemption (other than Notes held, directly or indirectly by the Company or its Affiliates); and

(2)    each such redemption occurs within 90 days after the date of the related Equity Offering.
Notice of any redemption upon any Equity Offering may be given prior to the completion thereof, and any such redemption or notice, may, at the Company’s discretion, be subject to the completion of the related Equity Offering.
Prior to November 15, 2022, the Company shall be entitled at its option to redeem all or a portion of the Notes at a redemption price (calculated by the Company) equal to 100% of the principal amount of the Notes plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date). Notice of such redemption shall be sent to DTC, in the case of Global Notes, or mailed by first-class mail to each Holder’s registered address in the case of certificated notes (and, to the extent permitted by applicable procedures and regulations, electronically), not less than 30 nor more than 60 days prior to the redemption date.
“Adjusted Treasury Rate” means, with respect to any redemption date and as provided by the Company, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H. 15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Initial Redemption Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third business day immediately preceding the date that the applicable redemption notice is first sent or mailed, in each case, plus 0.50%.
“Applicable Premium” means with respect to a Note at any redemption date, as provided by the Company, the greater of (1) 1.00% of the principal amount of such Note and (2) the excess of (A) the present value at such redemption date of (i) the redemption price of such Note on the Initial Redemption Date (such redemption price exclusive of any accrued and unpaid interest) plus (ii) all required remaining scheduled interest payments due on such Note through the Initial Redemption Date (but excluding accrued and unpaid interest, if any, to the redemption date), computed using a discount rate equal to the Adjusted Treasury Rate, over (B) the principal amount of such Note on such redemption date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes from the redemption date to the Initial Redemption Date, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to the Initial Redemption Date.
“Comparable Treasury Price” means, with respect to any redemption date, if clause (2) of the Adjusted Treasury Rate definition is applicable, the average of three, or such lesser number as is obtained by the Company, Reference Treasury Dealer Quotations for such redemption date.
“Initial Redemption Date” means November 15, 2022.
“Quotation Agent” means the Reference Treasury Dealer selected by the Company.
“Reference Treasury Dealer” means Morgan Stanley & Co. LLC and its successors and assigns, and any two other primary U.S. Government securities dealers in New York City as may be selected by the Company.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day immediately preceding the date that the applicable redemption notice is first sent or mailed.
Selection and Notice of Optional Redemption
In the event that the Company chooses to redeem less than all of the Notes, selection of the Notes for redemption will be made by DTC, by lot or otherwise in accordance with the procedures of the depository. No Notes of a principal amount of $2,000 or less shall be redeemed in part.
Mandatory Redemption; Offers to Purchase; Open Market Purchases
The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes. However, under certain circumstances, the Company may be required to offer to purchase Notes as described under the caption “—Change of Control” and the “Limitation on Asset Sales” covenant. The Company shall be entitled at its option at any time and from time to time to purchase Notes in the open market or otherwise.
Ranking
Senior Indebtedness Versus Notes and Guarantees
The payment of the principal of, premium, if any, and interest on, the Notes and the payment of any Guarantee will be subordinate in right of payment to the prior payment in full of all Senior Debt of the Company, Holdings or the relevant Guarantor, as the case may be, including the obligations of the Company, Holdings and such Guarantor under the Credit Facilities.
As of March 28, 2020:
(1)    the Company’s Senior Debt was $12,053 million, $7,703 million of which consisted of secured indebtedness under the Credit Facilities, $350.0 million of which consisted of secured indebtedness outstanding under the A/R Facility and $4,000 million of which consisted of secured indebtedness under the Secured Notes;
(2)    Holdings’ Senior Debt was $11,703 million, all of which represented Holdings’ guarantees of the Company’s indebtedness under the Credit Facilities and the Secured Notes and did not reflect $350.0 million outstanding under the A/R Facility; and
(3)    the Senior Debt of the Guarantors was $11,703 million, all of which consisted of their guarantees of the Company’s indebtedness under the Credit Facilities and the Secured Notes and did not reflect $350.0 million outstanding under the A/R Facility.
In addition, at March 28, 2020, the Company would have had additional availability of approximately $518.3 million for borrowing of Senior Debt under the revolving loan facility under the Credit Facilities. Although the Indenture contains limitations on the amount of additional Indebtedness that the Company and the Guarantors may incur, under certain circumstances, the amount of such Indebtedness could be substantial and, in any case, such Indebtedness may be Senior Debt. See “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness.”
Liabilities of Subsidiaries Versus Notes and Guarantees
Claims of creditors of Subsidiaries of the Company that are not Guarantors, including trade creditors holding Indebtedness or guarantees issued by such non-guarantor Subsidiaries, and claims of preferred stockholders of such non-guarantor Subsidiaries, will have priority with respect to the assets and earnings of such non-guarantor Subsidiaries over the claims of creditors of the Company, including Holders, even if such claims do not constitute Senior Debt. Accordingly, the Notes and each Guarantee will be effectively subordinated to creditors (including trade creditors) and preferred stockholders, if any, of such non-guarantor Subsidiaries.
Although the Indenture limits the incurrence of Indebtedness and Preferred Stock by the Company’s Restricted Subsidiaries, such limitation is subject to a number of significant qualifications. Moreover, the Indenture does not impose any limitation on the incurrence by such Subsidiaries of liabilities that are not considered Indebtedness or Preferred Stock under the Indenture. In addition, the Indenture does not impose any such limitations on any Unrestricted Subsidiaries of the Company. See “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness” and “—Certain Covenants—Limitation on Preferred Stock of Restricted Subsidiaries.”
As of March 28, 2019, 95 non-U.S. Subsidiaries of the Company, 56 of which have immaterial assets and liabilities (excluding intercompany debt), did not guarantee the Notes. As of March 28, 2020, our non-guarantor Subsidiaries represented approximately 23% of total assets. For the fiscal year 2019, these non-guarantor Subsidiaries contributed less than 10% of our EBITDA As Defined. In addition, no Securitization Entity guarantees the Notes.
Other Senior Subordinated Indebtedness Versus Notes
Indebtedness of the Company, Holdings or a Guarantor that constitutes Senior Debt will rank senior to the Notes and the relevant Guarantee in accordance with the provisions of the Indenture. The Notes and each Guarantee will in all respects rank pari passu with all other Senior Subordinated Debt of the Company, of Holdings and of the applicable Guarantor, respectively, including the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes, the 2027 Notes and the UK Notes.
The Company and the Guarantors have agreed in the Indenture that they will not incur or suffer to exist any Indebtedness that is senior in right of payment to the Notes or the applicable Guarantor’s Guarantee, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company or such Guarantor, as the case may be. See “—Certain Covenants—Prohibition on Incurrence of Senior Subordinated Debt.” For the avoidance of doubt, unsecured Indebtedness is not subordinated or junior to Secured Debt merely because it is unsecured.
Subordination; Payment of Notes
The Company is not permitted to pay principal of, premium, if any, or interest on the Notes or make any deposit pursuant to the provisions described under “—Legal Defeasance and Covenant Defeasance” below and may not purchase, redeem or otherwise retire any Notes (collectively, “pay the Notes”) if either of the following occurs (a “Payment Default”):
(1)    any Designated Senior Debt of the Company is not paid in full in cash when due; or
(2)    any other default on Designated Senior Debt of the Company occurs and the maturity of such Designated Senior Debt is accelerated in accordance with its terms;
unless, in either case, the Payment Default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Debt has been paid in full in cash. Regardless of the foregoing, the Company is permitted to pay the Notes if the Company and the Trustee receive written notice approving such payment from the Representatives of all Designated Senior Debt with respect to which the Payment Default has occurred and is continuing.
During the continuance of any default (other than a Payment Default) with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company is not permitted to pay the Notes for a period (a “Payment Blockage Period”) commencing upon the receipt by the Trustee

(with a copy to the Company) of written notice (a “Blockage Notice”) of such default from the Representative of such Designated Senior Debt specifying an election to effect a Payment Blockage Period and ending 179 days thereafter. The Payment Blockage Period will end earlier if such Payment Blockage Period is terminated:
(1)    by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice;
(2)    because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing; or
(3)    because such Designated Senior Debt has been discharged or repaid in full in cash.
Notwithstanding the provisions described above, unless the holders of such Designated Senior Debt or the Representative of such Designated Senior Debt have accelerated the maturity of such Designated Senior Debt, the Company is permitted to resume paying the Notes after the end of such Payment Blockage Period. The Notes shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period irrespective of the number of defaults with respect to Designated Senior Debt during such period, except that if any Blockage Notice is delivered to the Trustee by or on behalf of holders of Designated Senior Debt (other than holders of the Bank Indebtedness), a Representative of holders of Bank Indebtedness may give another Blockage Notice within such period. However, in no event may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360-day consecutive period, and there must be 181 days during any 360-day consecutive period during which no Payment Blockage Period is in effect.
Upon any payment or distribution of the assets of the Company upon a total or partial liquidation or dissolution or reorganization of, or similar proceeding relating to, the Company or its property:
(1)    the holders of Senior Debt of the Company will be entitled to receive payment in full in cash of such Senior Debt before the Holders are entitled to receive any payment;
(2)    until the Senior Debt of the Company is paid in full in cash, any payment or distribution to which Holders would be entitled but for the subordination provisions of the Indenture will be made to holders of such Senior Debt as their interests may appear, except that Holders may receive certain Capital Stock and subordinated debt obligations; and
(3)    if a distribution is made to Holders that, due to the subordination provisions, should not have been made to them, such Holders are required to hold it in trust for the holders of Senior Debt of the Company and pay it over to them as their interests may appear.
If payment of the Notes is accelerated because of an Event of Default, the Company must promptly notify the holders of Designated Senior Debt or the Representative of such Designated Senior Debt of the acceleration. If any Designated Senior Debt is outstanding, none of the Company, Holdings or any Guarantor may pay the Notes until five business days after the Representatives of all the issues of Designated Senior Debt receive notice of such acceleration and, thereafter, may pay the Notes only if the Indenture otherwise permits payment at that time.
The obligations of Holdings and the Guarantors under their respective Guarantees are senior subordinated obligations. As such, the rights of the Holders to receive payment by Holdings or by a Guarantor pursuant to its Guarantee will be subordinated in right of payment to the rights of holders of Senior Debt of Holdings or such Guarantor, as the case may be. The terms of the subordination provisions described above with respect to the Company’s obligations under the Notes apply equally to Holdings and each Guarantor and the obligations of Holdings and such Guarantor under its Guarantee.
By reason of the subordination provisions contained in the Indenture, in the event of a liquidation or insolvency proceeding, creditors of the Company, Holdings or a Guarantor who are holders of Senior Debt of the Company, Holdings or such Guarantor, as the case may be, may recover more, ratably, than the Holders, and creditors of the Company who are not holders of Senior Debt may recover less, ratably, than holders of Senior Debt and may recover more, ratably, than the Holders.
The terms of the subordination provisions described above will not apply to payments from money or the proceeds of U.S. government obligations held in trust by the Trustee for the payment of principal of and interest on the Notes pursuant to the provisions described under “—Legal Defeasance and Covenant Defeasance,” if the foregoing subordination provisions were not violated at the time the respective amounts were deposited pursuant to such defeasance provisions.
Guarantees
Holdings, TD UK and the Domestic Restricted Subsidiaries of the Company, other than an Immaterial Domestic Restricted Subsidiary or Securitization Entity, will jointly and severally guarantee, on a senior subordinated basis, the Company’s obligations under the Notes and the Indenture. The obligations of TD UK and each Domestic Restricted Subsidiary that is a Guarantor under its Guarantee will be limited as necessary to prevent such Guarantee from constituting a fraudulent conveyance under applicable law. See “Risk Factors—Risks Relating to the Notes—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.” Because Holdings is a holding company with no significant operations, the Guarantee by Holdings provides little, if any, additional credit support for the Notes, and investors should not rely on the Guarantee by Holdings in evaluating an investment in the Notes.
Holdings and each Guarantor that makes a payment under its Guarantee will be entitled upon payment in full of all guaranteed obligations under the Indenture to a contribution from each other Guarantor and Holdings in an amount equal to such other Guarantor’s and Holdings’ pro rata portion of such payment based on the respective net assets of all the Guarantors and Holdings at the time of such payment determined in accordance with GAAP (for purposes hereof, Holdings’ net assets shall be those of all its consolidated Subsidiaries other than the Guarantors).
If a Guarantee were rendered voidable, it could be subordinated by a court to all other indebtedness (including guarantees and other contingent liabilities) of Holdings or a Guarantor, as applicable, and, depending on the amount of such indebtedness, Holdings’ or a Guarantor’s liability on its Guarantee could be reduced to zero. See “Risk Factors—Risks Relating to the Notes—Federal and state fraudulent transfer laws permit a court to void the notes and the guarantees, and if that occurs, you may not receive any payments on the notes.”
Pursuant to the Indenture, a Guarantor may consolidate with, merge with or into, or transfer all or substantially all its assets to, any other Person to the extent described below under “—Certain Covenants—Merger, Consolidation and Sale of Assets”; provided, however, that if such other Person is not the Company, such Guarantor’s obligations under its Guarantee must be expressly assumed by such other Person, subject to the following paragraph.
The Guarantee of a Guarantor will be released:
(1)    upon the sale or other disposition (including by way of consolidation or merger) of a Guarantor;
(2)    upon the sale or disposition of all or substantially all the assets of a Guarantor;
(3)    upon the designation of such Guarantor as an Unrestricted Subsidiary pursuant to the terms of the Indenture;
(4)    if the Guarantor becomes an Immaterial Domestic Restricted Subsidiary or ceases to be a Subsidiary or would otherwise not be required to be joined as a Guarantor pursuant to the Indenture if acquired as of such date; or

(5)    if the Company exercises its Legal Defeasance option or Covenant Defeasance option as described under “—Legal Defeasance and Covenant Defeasance” or if its obligations under the Indenture are discharged in accordance with the terms of the Indenture as described under “—Satisfaction and Discharge” (in which case the Guarantee of Holdings will also be released);
in the case of clauses (1) and (2), other than to the Company or an Affiliate of the Company and as permitted by the Indenture.
Change of Control
If a Change of Control occurs, each Holder will have the right to require that the Company purchase all or a portion of such Holder’s Notes pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued interest to the date of purchase. Within 30 days following the date upon which the Change of Control occurred, the Company must send, in the case of Global Notes, through the facilities of DTC and, in the case of certificated notes, by first class mail, a notice to the Trustee and each Holder, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the paying agent at the address specified in the notice prior to the close of business on the third business day prior to the Change of Control Payment Date.
The Credit Facilities prohibit the Company or any of its Subsidiaries from purchasing any Notes (subject to certain limited exceptions) and also provides that the occurrence of certain change of control events with respect to the Company would constitute a default under the facilities thereunder. Prior to sending the notice referred to above, but in any event within 30 days following any Change of Control, the Company covenants to:
(1)    repay in full all Indebtedness under the Credit Facilities and all other Senior Debt the terms of which require repayment upon a Change of Control; or
(2)    obtain the requisite consents under the Credit Facilities and all such other Senior Debt to permit the repurchase of the Notes as provided below.
The Company’s failure to comply with the covenant described in the immediately preceding sentence shall constitute an Event of Default described in clause (3) and not in clause (2) under “—Events of Default” below which would, in turn, constitute a default under the Credit Facilities. In such circumstances, the subordination provisions of the Indenture would likely restrict payment to the Holders.
The Company will not be required to make a Change of Control Offer upon a Change of Control if (i) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the Indenture and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer or (ii) a notice of redemption has been given pursuant to the Indenture as described under “—Optional Redemption” prior to the date on which notice of the Change of Control Offer must be sent.
A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon such Change of Control occurring, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.
If a Change of Control Offer is made, there can be no assurance that the Company will have available funds sufficient to pay the Change of Control purchase price for all the Notes that might be delivered by Holders seeking to accept the Change of Control Offer. In the event the Company is required to purchase outstanding Notes pursuant to a Change of Control Offer, the Company expects that it would seek third-party financing to the extent it does not have available funds to meet its purchase obligations. However, there can be no assurance that the Company would be able to obtain such financing.
The Change of Control purchase feature of the Notes may in certain circumstances make more difficult or discourage a sale or takeover of the Company and, thus, the removal of incumbent management. The Change of Control purchase feature is a result of negotiations between the Company and the initial purchasers. The Company has no present intention to engage in a transaction involving a Change of Control, although it is possible that it could decide to do so in the future. Subject to the limitations discussed below, the Company could, in the future, enter into certain transactions, including acquisitions, refinancings or other recapitalizations, that would not constitute a Change of Control under the Indenture but that could increase the amount of indebtedness outstanding at such time or otherwise affect the Company’s capital structure or credit ratings.
Restrictions on the Company’s ability to incur additional Indebtedness are contained in the “Limitation on Incurrence of Additional Indebtedness” covenant. Such restrictions can only be waived with the consent of the holders of a majority in principal amount of the Notes then outstanding. Except for the limitations contained in such covenants, however, the Indenture does not contain any covenants or provisions that may afford Holders protection in the event of a highly leveraged transaction.
Future indebtedness that the Company may incur may contain prohibitions on the occurrence of certain events that would constitute a Change of Control or require the repurchase of such indebtedness upon a Change of Control. Moreover, the exercise by the Holders of their right to require the Company to repurchase their Notes could cause a default under such indebtedness, even if the Change of Control itself does not, due to the financial effect of such repurchase on the Company.
The definition of “Change of Control” includes a disposition of all or substantially all of the assets of the Company to any Person. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve a disposition of “all or substantially all” of the assets of the Company. As a result, it may be unclear as to whether a Change of Control has occurred and whether a holder of Notes may require the Company to make an offer to repurchase the Notes as described above.
The provisions under the Indenture relative to the Company’s obligation to make an offer to repurchase the Notes as a result of a Change of Control may be waived or modified with the consent of the holders of a majority in principal amount of the Notes.
The Company will comply with the requirements of Rule 14e-1 under the Exchange Act to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the Company complies with the provisions of any such securities laws or regulations that conflict with the Company’s obligations under the “Change of Control” provisions of the Indenture, the Company shall not be deemed to have breached its obligations under the “Change of Control” provisions of the Indenture.
Certain Covenants
Covenant Suspension
The Indenture contains, among others, the following covenants. During any period of time following the Issue Date that (i) the Notes have Investment Grade Ratings from both Rating Agencies and (ii) no Default has occurred and is continuing under the Indenture (the occurrence of the events described in the foregoing clauses (i) and (ii) being collectively referred to as a “Covenant Suspension Event”), the Company and its Restricted Subsidiaries will not be subject to the following provisions of the Indenture:
(1)    “—Limitation on Incurrence of Additional Indebtedness”;

(2)    “—Limitation on Restricted Payments”;
(3)    “—Limitation on Asset Sales”;
(4)    “—Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries”;
(5)    “—Limitation on Preferred Stock of Restricted Subsidiaries”;
(6)    “—Prohibition on Incurrence of Senior Subordinated Debt”;
(7)    clause (2) of the first paragraph of “—Merger, Consolidation and Sale of Assets”;
(8)    “—Limitation on Transactions with Affiliates”;
(9)    “—Future Guarantees by Restricted Subsidiaries”; and
(10)    “—Conduct of Business”;
(collectively, the “Suspended Covenants”). Upon the occurrence of a Covenant Suspension Event, the amount of Net Cash Proceeds with respect to any applicable Net Proceeds Offer Trigger Date shall be set at zero at such date (the “Suspension Date”). In addition, in the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) one or both of the Rating Agencies withdraws its Investment Grade Rating or downgrades the rating assigned to the Notes below an Investment Grade Rating or a Default or Event of Default occurs and is continuing, then the Company and the Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants with respect to future events. The period of time between the Suspension Date and the Reversion Date is referred to in this description as the “Suspension Period.” Within 30 days of the Reversion Date, any Restricted Subsidiary that would have been required during the Suspension Period but for the Suspended Covenants by the “Future Guarantees by Restricted Subsidiaries” covenant to execute a supplemental indenture will execute such supplemental indenture required by such covenant. Notwithstanding that the Suspended Covenants may be reinstated, no Default or Event of Default will be deemed to have occurred as a result of a failure to comply with the Suspended Covenants during the Suspension Period (or upon termination of the Suspension Period or after that time based solely on events that occurred during the Suspension Period).
On the Reversion Date, all Indebtedness incurred during the Suspension Period will be classified to have been incurred or issued pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant to the extent such Indebtedness would be permitted to be incurred or issued thereunder as of the Reversion Date and after giving effect to Indebtedness incurred or issued prior to the Suspension Period and outstanding on the Reversion Date. To the extent such Indebtedness would not be so permitted to be incurred or issued pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant, such Indebtedness will be deemed to have been outstanding on the Issue Date, so that it is classified as permitted under paragraph (3) of the definition of Permitted Indebtedness. Restricted Payments made during the Suspension Period will be deemed to have been made pursuant to the first paragraph of the “Limitation on Restricted Payments” covenant.
There can be no assurance that the Notes will ever achieve or maintain Investment Grade Ratings.
Furthermore, if (i) a Change of Control occurs that results in either (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any Person or Group (as defined in the definition of Change of Control) other than an Affiliate (other than a Person that becomes an Affiliate solely as a result of such transaction) of the Company or (b) any Person or Group other than an Affiliate (other than a Person that becomes an Affiliate solely as a result of such transaction) of the Company becoming the beneficial owner, directly or indirectly, of shares representing 100% of the total ordinary voting power represented by the issued and outstanding Capital Stock of the Company or Holdings and (ii) such Person or Group acquiring control pursuant to clause (i) above is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Company will not be subject to the first three paragraphs of the covenant described under “—Reports to Holders” from that time if and for so long as such Person or Group maintains Investment Grade Ratings from both Rating Agencies.
Limitation on Incurrence of Additional Indebtedness
The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively “incur”) any Indebtedness (other than Permitted Indebtedness); provided, however, that the Company and any Restricted Subsidiary may incur Indebtedness (including Acquired Indebtedness), in each case if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company would have been greater than 2.0 to 1.0 (such Indebtedness, “Ratio Indebtedness”); provided, however, that (x) the amount of Indebtedness (including Acquired Indebtedness) that may be incurred pursuant to the foregoing by Restricted Subsidiaries that are not Guarantors shall not exceed $400 million at any one time outstanding and (y) if such Ratio Indebtedness is to be used in whole or in part to finance a Limited Condition Acquisition, such calculation shall be determined solely as of the date on which the definitive documentation with respect to such Limited Condition Acquisition is entered into.
Limitation on Restricted Payments
The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly:
(1)    declare or pay any dividend or make any distribution on, or in respect of, shares of the Company’s or any Restricted Subsidiary’s Capital Stock to holders of such Capital Stock (other than dividends or distributions payable in Qualified Capital Stock of Holdings or the Company and dividends or distributions payable to the Company or a Restricted Subsidiary and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));
(2)    purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or of any direct or indirect parent of the Company or of a Restricted Subsidiary of the Company held by any Affiliate of the Company (other than a Restricted Subsidiary of the Company) or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock;
(3)    make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company, or of any Guarantor, that is subordinate or junior in right of payment to the Notes or any Guarantee, as applicable (other than (w) any Indebtedness permitted under clause (6) of the definition of “Permitted Indebtedness,” (x) the purchase, defeasance or other acquisition of such Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of such purchase, defeasance or other acquisition, (y) the payment, purchase, defeasance, redemption, prepayment, decrease, acquisition or retirement of (A) any Indebtedness constituting “bridge” financing or similar Indebtedness or (B) any Acquired Indebtedness within 90 days of the acquisition of such Indebtedness or (z) the redemption, pursuant to the terms of a special mandatory redemption feature, of any Indebtedness of the Company or of any Guarantor, to the extent such Indebtedness was incurred in whole or in part to finance a transaction or Permitted Investment and either such transaction or such Permitted Investment was not consummated to the extent required pursuant to the terms of such Indebtedness); or
(4)    make any Investment (other than Permitted Investments);
(each of the foregoing actions set forth in clauses (1), (2), (3) and (4) being referred to as a “Restricted Payment”), if at the time of such Restricted Payment or immediately after giving effect thereto:

(i)    a Default or an Event of Default shall have occurred and be continuing; or
(ii)    the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to December 14, 2010 (other than Restricted Payments made pursuant to clauses (2), (3), (4), (5), (6), (7), (8), (9), (10), (11), (12), (13) and (14) of the following paragraph) shall exceed the sum of, without duplication:
(a)    $400 million; plus
(b)    50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned subsequent to October 1, 2010 and on or prior to the date the Restricted Payment occurs (the “Reference Date”) (treating such period as a single accounting period); plus
(c)    100% of the aggregate net cash proceeds (including the fair market value of property (as determined by the Company in good faith), other than cash, that would constitute Marketable Securities or a Permitted Business) received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to December 14, 2010 and on or prior to the Reference Date of Qualified Capital Stock of the Company (other than Excluded Contributions); plus
(d)    without duplication of any amounts included in clause (ii)(c) above, 100% of the aggregate net cash proceeds of any equity contribution received subsequent to December 14, 2010 by the Company from a holder of the Company’s Capital Stock; plus
(e)    the amount by which Indebtedness of the Company is reduced on the Company’s balance sheet upon the conversion or exchange subsequent to December 14, 2010 of any Indebtedness of the Company for Qualified Capital Stock of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed the net cash proceeds received by the Company or any Restricted Subsidiary from the sale of such Indebtedness (excluding net cash proceeds from sales to a Subsidiary of the Company or to an employee stock ownership plan or a trust established by the Company or any of its Subsidiaries for the benefit of their employees); plus
(f)    an amount equal to the sum of (I) 100% of the aggregate net proceeds (including the fair market value of property other than cash that would constitute Marketable Securities or a Permitted Business) received by the Company or any Restricted Subsidiary subsequent to December 14, 2010 (A) from any sale or other disposition of any Investment (other than a Permitted Investment) in any Person (including an Unrestricted Subsidiary) made by the Company and its Restricted Subsidiaries and (B) representing the return of capital or principal (excluding dividends and distributions otherwise included in Consolidated Net Income) with respect to such Investment and (II) the portion (proportionate to the Company’s equity interest in an Unrestricted Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary at any time subsequent to December 14, 2010 such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that, in the case of item (II), the foregoing sum shall not exceed, in the case of any Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary.
Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit:

(1)    the payment of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration of such dividend or notice of such redemption if the dividend or payment of the redemption price, as the case may be, would have been permitted on the date of declaration or notice;
(2)    any Restricted Payment made out of the net cash proceeds of the substantially concurrent sale of, or made by exchange for, Qualified Capital Stock of Holdings or the Company (other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees and other than Designated Preferred Stock) or a substantially concurrent cash capital contribution received by the Company from its stockholders; provided, however, that the net cash proceeds from such sale or such cash capital contribution (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under clauses (ii)(c) and (ii)(d) of the immediately preceding paragraph;
(3)    the acquisition of any Indebtedness of the Company or a Guarantor that is subordinate or junior in right of payment to the Notes or the applicable Guarantee through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of Refinancing Indebtedness that is subordinate or junior in right of payment to the Notes or the applicable Guarantee;
(4)    Dividend Equivalent Payments and payments to a direct or indirect parent of the Company for the purpose of permitting any of such entities to redeem or repurchase common equity or options in respect thereof, in each case in connection with the repurchase provisions of employee stock option or stock purchase agreements or other agreements to compensate management employees, or upon the death, disability, retirement, severance or termination of employment of management employees; provided that all such Dividend Equivalent Payments and redemptions or repurchases pursuant to this clause (4) shall not exceed in any fiscal year the sum of (A) $100 million in any fiscal year carried over to succeeding fiscal years (with unused amounts under the corresponding provisions related to the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes, the 2027 Notes, the UK Notes and the Secured Notes so carrying over as of the Issue Date) subject to a maximum (without giving effect to the following clause (B)) of $200 million in any fiscal year plus (B) any amounts not utilized in any preceding fiscal year following December 14, 2010 that were otherwise available under this clause (4) for such purchases (which aggregate amount shall be increased by the amount of any net cash proceeds received from the sale since December 14, 2010 of Capital Stock (other than Disqualified Capital Stock) to members of the Company’s management team that have not otherwise been applied to the payment of Restricted Payments pursuant to the terms of clause (ii) of the immediately preceding paragraph or clause (2) of this paragraph and the cash proceeds of any “key-man” life insurance policies which are used to make such redemptions or repurchases); provided, further, that the cancellation of Indebtedness owing to the Company from members of management of the Company or any of its Restricted Subsidiaries in connection with any repurchase of Capital Stock of such entities (or warrants or options or rights to acquire such Capital Stock) will not be deemed to constitute a Restricted Payment under the Indenture;
(5)    the declaration and payment of dividends by the Company to, or the making of loans to, its direct parent company in amounts required for the Company’s direct or indirect parent companies to pay:
(A)    franchise taxes and other fees, taxes and expenses required to maintain their corporate existence;
(B)    Federal, state and local income taxes, to the extent such income taxes are attributable to the income of the Company and the Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries, in amounts required to pay such taxes to the extent attributable to the income of such Unrestricted Subsidiaries; provided, however, that the amount of such payments in any fiscal year does not exceed the amount that the Company and its consolidated Subsidiaries would be required to pay in respect of Federal, state and local taxes for such fiscal year were the Company to pay such taxes as a stand-alone taxpayer;

(C)    customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Company to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Company and the Restricted Subsidiaries;
(D)    general corporate overhead expenses of any direct or indirect parent company of the Company to the extent such expenses are attributable to the ownership or operation of the Company and the Restricted Subsidiaries; and
(E)    reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by such direct or indirect parent company of the Company;
(6)    repurchases of Capital Stock deemed to occur upon the exercise of stock options, warrants or other convertible or exchangeable securities if such Capital Stock represents a portion of the exercise price thereof or the withholding of a portion of such Capital Stock to pay the taxes payable on account of such exercise;
(7)    additional Restricted Payments in an aggregate amount not to exceed $75.0 million;
(8)    [intentionally omitted];
(9)    payments of dividends on Disqualified Capital Stock issued in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant;
(10)    Restricted Payments made with Net Cash Proceeds from Asset Sales remaining after application thereof as required by the “Limitation on Asset Sales” covenant (including after the making by the Company of any Net Proceeds Offer required to be made by the Company pursuant to such covenant and the application of the entire Net Proceeds Offer Amount to purchase Notes tendered therein);
(11)    the repayment or extension of intercompany debt that is permitted under the Indenture;
(12)    cash payments in lieu of fractional shares in connection with the exercise of warrants, stock options or other securities convertible into or exchangeable into Capital Stock of the Company;
(13)    upon occurrence of a Change of Control, and within 60 days after the completion of the Change of Control Offer pursuant to the “Change of Control” covenant (including the purchase of all Notes tendered), any purchase or redemption of Obligations of the Company that are subordinate or junior in right of payment to the Notes or the Guarantees required pursuant to the terms thereof as a result of such Change of Control at a purchase or redemption price not to exceed 101% of the outstanding principal amount thereof, plus accrued and unpaid interest thereon, if any; provided, however, that (A) at the time of such purchase or redemption, no Default or Event of Default shall have occurred and be continuing (or would result therefrom) and (B) such purchase or redemption is not made, directly or indirectly, from the proceeds of (or made in anticipation of) any issuance of Indebtedness by the Company or any Subsidiary; and
(14)    Restricted Payments that are made with Excluded Contributions.
Notwithstanding any of the foregoing to the contrary, the Company and its Restricted Subsidiaries may make any Restricted Payment so long as (1) no Default or Event of Default has occurred and is continuing and (2) at the time of such Restricted Payment and after giving pro forma effect thereto, the Company’s Consolidated Fixed Charge Coverage Ratio would exceed 2.0 to 1.0; provided, however, that if at any time the criteria set forth in the preceding clause (2) cease to be satisfied, all Restricted Payments made by the Company or any of its Restricted Subsidiaries occurring on or after the date on which such criteria ceased to be satisfied shall be required to be made, to the extent permitted thereby, in compliance with the preceding paragraphs of this covenant, and the amount available for Restricted Payments pursuant to clause (ii) of the first paragraph of this covenant on or after the date on which such criteria ceases to be satisfied shall be equal to the amount that would have been available for Restricted Payments pursuant to such clause (ii) on such date without giving effect to any Restricted Payments made through such date pursuant to and in compliance with this paragraph; provided, further, that if the Company or any of its Restricted Subsidiaries become contractually obligated to make any Restricted Payment at the time criteria set forth in the preceding clauses (1) and (2) continues to be satisfied, then the Company or such Restricted Subsidiary, as the case may be, may continue to make such Restricted Payments, even if the criteria in such clauses (1) and (2) ceases to be satisfied at the time such Restricted Payment is actually made, notwithstanding the limitation set forth in the preceding proviso, and the amount available for Restricted Payments pursuant to clause (ii) of the first paragraph of this covenant on or after the date on which such criteria ceases to be satisfied shall be equal to the amount that would have been available for Restricted Payments pursuant to such clause (ii) on such date without giving effect to any Restricted Payments made on such date pursuant to and in compliance with this proviso.
For purposes of determining compliance with this covenant, in the event that a payment or other action meets the criteria of more than one of the exceptions described in clauses (1) through (14) above, or is permitted to be made pursuant to clause (ii) of the first paragraph of this covenant (including by virtue of qualifying as a Permitted Investment), the Company will be permitted to classify such payment or other action on the date of its occurrence in any manner that complies with this covenant. Payments or other actions permitted by this covenant need not be permitted solely by reference to one provision permitting such payment or other action but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such payment or other action (including pursuant to any section of the definition of “Permitted Investments”).
The Board of Directors of the Company may designate any Restricted Subsidiary of the Company to be an Unrestricted Subsidiary as specified in the definition of “Unrestricted Subsidiary.” For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of the designation and will reduce the amount available for Restricted Payments under the first paragraph of this covenant. All of those outstanding Investments will be deemed to constitute Investments in an amount equal to the fair market value of the Investments at the time of such designation. Such designation will only be permitted if the Restricted Payment would be permitted at the time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.
Limitation on Asset Sales
The Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:
(1)    the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company);
(2)    solely with respect to any Asset Sale or series of related Asset Sales for which the Company and its Restricted Subsidiaries receive aggregate consideration in excess of $50.0 million, at least 75% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash or Cash Equivalents; provided that the amount of:
(a)    any liabilities (as shown on the Company’s or such Restricted Subsidiary’s most recent balance sheet or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been shown on the Company’s or such Restricted Subsidiary’s balance sheet or the footnotes thereto if such incurrence or accrual had taken place on the date of such balance sheet, as determined by the Company) of the Company or any such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets;
(b)    any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash within 180 days of the receipt thereof (to the extent of the cash received); and

(c)    any Designated Non-cash Consideration received by the Company or any of its Restricted Subsidiaries in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-cash Consideration received pursuant to this clause (c) after December 14, 2010 that is at that time outstanding, not to exceed the greater of $150 million and 5% of Total Assets at the time of the receipt of such Designated Non-cash Consideration (with the fair market value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value), shall, in each of (a), (b) and (c) above, be deemed to be cash for the purposes of this provision or for purposes of the second paragraph of this covenant; and
(3)    upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 545 days of receipt thereof either (A) to prepay any Senior Debt or Indebtedness of a Restricted Subsidiary that is not a Guarantor, and, in the case of any such Indebtedness under any revolving credit facility, effect a corresponding reduction in the availability under such revolving credit facility (or effect a permanent reduction in the availability under such revolving credit facility regardless of the fact that no prepayment is required in order to do so (in which case no prepayment should be required)), (B) to reinvest in Productive Assets (provided that this requirement shall be deemed satisfied if the Company or such Restricted Subsidiary by the end of such 545-day period has entered into a binding agreement under which it is contractually committed to reinvest in Productive Assets and such investment is consummated within 120 days from the date on which such binding agreement is entered into and, with respect to the amount of such investment, the reference to the 546th day after an Asset Sale in the second following sentence shall be deemed to be a reference to the 121st day after the date on which such binding agreement is entered into (but only if such 121st day occurs later than such 546th day)) or (C) a combination of prepayment and investment permitted by the foregoing clauses (3)(A) and (3)(B). Pending the final application of any such Net Cash Proceeds, the Company or such Restricted Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Cash Proceeds in Cash Equivalents. On the 546th day after an Asset Sale or such earlier date, if any, as the Board of Directors of the Company or of such Restricted Subsidiary determines by Board Resolution not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clauses (3)(A), (3)(B) and (3)(C) of the next preceding sentence (each, a “Net Proceeds Offer Trigger Date”), such aggregate amount of Net Cash Proceeds which have not been applied on or before such Net Proceeds Offer Trigger Date as permitted in clauses (3)(A), (3)(B) and (3)(C) of the next preceding sentence (each a “Net Proceeds Offer Amount”) shall be applied by the Company or such Restricted Subsidiary to make an offer to purchase (the “Net Proceeds Offer”) on a date not less than 30 nor more than 60 days following the applicable Net Proceeds Offer Trigger Date, from all Holders and holders of any other Senior Subordinated Debt of the Company or a Restricted Subsidiary requiring the making of such an offer, on a pro rata basis, the maximum amount of Notes and such other Senior Subordinated Debt that may be purchased with the Net Proceeds Offer Amount at a price equal to 100% of their principal amount (or, in the event such other Senior Subordinated Debt was issued with significant original issue discount, 100% of the accreted value thereof), plus accrued and unpaid interest thereon, if any, to the date of purchase (or, in respect of such other Senior Subordinated Debt, such lesser price, if any, as may be provided for by the terms of such Senior Subordinated Debt); provided, however, that if at any time any non-cash consideration (including any Designated Non-cash Consideration) received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this covenant. Notwithstanding the foregoing, if a Net Proceeds Offer Amount is less than $40.0 million, the application of the Net Cash Proceeds constituting such Net Proceeds Offer Amount to a Net Proceeds Offer may be deferred until such time as such Net Proceeds Offer Amount plus the aggregate amount of all Net Proceeds Offer Amounts arising subsequent to the Net Proceeds Offer Trigger Date relating to such initial Net Proceeds Offer Amount from all Asset Sales by the Company and its Restricted Subsidiaries aggregates at least $40.0 million, at which time the Company or such Restricted Subsidiary shall apply all Net Cash Proceeds constituting all Net Proceeds Offer Amounts that have been so deferred to make a Net

Proceeds Offer (the first date the aggregate of all such deferred Net Proceeds Offer Amounts is equal to $40.0 million or more shall be deemed to be a Net Proceeds Offer Trigger Date).
Notwithstanding the immediately preceding paragraph, the Company and its Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with such paragraph to the extent that:
(1)    at least 75% of the consideration for such Asset Sale constitutes Productive Assets, cash, Cash Equivalents and/or Marketable Securities; and
(2)    such Asset Sale is for fair market value (as determined in good faith by the Company); provided that any consideration consisting of cash, Cash Equivalents and/or Marketable Securities received by the Company or any of its Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph shall constitute Net Cash Proceeds subject to the provisions of the preceding paragraph.
Notice of each Net Proceeds Offer will be sent to DTC, in the case of Global Notes, or mailed to the record Holders as shown on the register of Holders, in the case of certificated notes, within 30 days following the Net Proceeds Offer Trigger Date, with a copy to the Trustee, and shall comply with the procedures set forth in the Indenture. Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Notes in whole or in part in integral multiples of $1,000 (but in minimum amounts of $2,000) in exchange for cash. To the extent Holders properly tender Notes in an amount exceeding the Net Proceeds Offer Amount, Notes of tendering Holders will be purchased in accordance with the depository’s procedures (based on amounts tendered). A Net Proceeds Offer shall remain open for a period of 20 business days or such longer period as may be required by law. To the extent that the aggregate amount of Notes and other Senior Subordinated Debt tendered pursuant to a Net Proceeds Offer is less than the Net Proceeds Offer Amount, the Company may use any remaining Net Proceeds Offer Amount for general corporate purposes or for any other purpose not prohibited by the Indenture. Upon completion of any such Net Proceeds Offer, the Net Proceeds Offer Amount shall be reset at zero.
The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with the “Asset Sale” provisions of the Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the “Asset Sale” provisions of the Indenture by virtue thereof.
Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries
The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary of the Company to:
(1)    pay dividends or make any other distributions on, or in respect of, its Capital Stock;
(2)    make loans or advances or pay any Indebtedness or other obligation owed to the Company or any Guarantor; or
(3)    transfer any of its property or assets to the Company or any Guarantor, except, with respect to clauses (1), (2) and (3), for such encumbrances or restrictions existing under or by reason of:
(a)    applicable law, rule, regulation or order;

(b)    the Indenture, the Notes, the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes, the 2027 Notes, the UK Notes and the Secured Notes (including the security and other ancillary documents related thereto) and the guarantees in respect thereof;
(c)    non-assignment provisions of any contract or any lease of any Restricted Subsidiary of the Company entered into in the ordinary course of business;
(d)    any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired;
(e)    the Credit Facilities as entered into or existing on the Issue Date or any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof; provided that any restrictions imposed pursuant to any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are ordinary and customary with respect to syndicated bank loans (under the relevant circumstances);
(f)    agreements existing on the Issue Date to the extent and in the manner such agreements are in effect on the Issue Date;
(g)    restrictions on the transfer of assets subject to any Lien permitted under the Indenture imposed by the holder of such Lien;
(h)    restrictions imposed by any agreement to sell assets or Capital Stock permitted under the Indenture to any Person pending the closing of such sale;
(i)    any agreement or instrument governing Capital Stock of any Person that is acquired;
(j)    any Purchase Money Note or other Indebtedness or other contractual requirements of a Securitization Entity in connection with a Qualified Securitization Transaction; provided that such restrictions apply only to such Securitization Entity;
(k)    other Indebtedness or Permitted Subsidiary Preferred Stock outstanding on the Issue Date or permitted to be issued or incurred under the Indenture; provided that any such restrictions are ordinary and customary with respect to the type of Indebtedness being incurred or Preferred Stock being issued (under the relevant circumstances);
(l)    restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;
(m)    any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (d) and (f) through (l) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company’s Board of Directors (evidenced by a Board Resolution) whose judgment shall be conclusively binding, not materially more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

(n)    customary provisions in joint venture, partnership, asset sale, sale leaseback and other similar agreements; and
(o)    customary provisions in leases and other agreements entered into in the ordinary course of business.
Limitation on Preferred Stock of Restricted Subsidiaries
The Company will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Company or to a Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Restricted Subsidiary of the Company) to own any Preferred Stock of any Restricted Subsidiary of the Company, other than Permitted Subsidiary Preferred Stock. The provisions of this covenant will not apply to (w) any of the Guarantors, (x) any transaction as a result of which neither the Company nor any of its Restricted Subsidiaries will own any Capital Stock of the Restricted Subsidiary whose Preferred Stock is being issued or sold and (y) Preferred Stock that is Disqualified Capital Stock and is issued in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant.
Limitation on Liens
The Company will not, and will not cause or permit any Guarantor to, incur any Secured Debt that is not Senior Debt of such Person, unless contemporaneously therewith such Person makes effective provision to secure the Notes or the relevant Guarantee, as applicable, equally and ratably with such Secured Debt for so long as such Secured Debt is secured by a Lien (the “Initial Lien”). Any Lien created for the benefit of the Holders pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Lien securing the other Secured Debt and that holders of such other Secured Debt may exclusively control the disposition of property subject to the Initial Lien.
Prohibition on Incurrence of Senior Subordinated Debt
The Company will not, and will not permit any Guarantor to, incur or suffer to exist Indebtedness that is senior in right of payment to the Notes or such Guarantor’s Guarantee, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company or such Guarantor, as the case may be. For the avoidance of doubt, unsecured Indebtedness is not subordinated or junior to Secured Debt merely because it is unsecured.
Merger, Consolidation and Sale of Assets
The Company will not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Restricted Subsidiary of the Company to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company’s assets (determined on a consolidated basis for the Company and the Company’s Restricted Subsidiaries) to any Person unless:
(1)    either:
(a)    the Company shall be the surviving or continuing corporation; or
(b)    the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company’s Restricted Subsidiaries substantially as an entirety (the “Surviving Entity”):
(x)    shall be a corporation, partnership, limited liability company or similar entity organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia; and

(y)    shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes and the performance of each applicable covenant of the Notes, the Indenture and the Registration Rights Agreement to be performed or observed on the part of the Company; provided that, at any time the Company or its successor is not a corporation, there shall be a co-issuer of the Notes that is a corporation;
(2)    except in the case of a merger of the Company with or into a Restricted Subsidiary of the Company, and except in the case of a merger entered into solely for the purpose of reincorporating the Company in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be, shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the “Limitation on Incurrence of Additional Indebtedness” covenant, or the Consolidated Fixed Charge Coverage Ratio for the Surviving Entity and its Restricted Subsidiaries on a consolidated basis would be greater than such ratio for the Company and the Restricted Subsidiaries immediately prior to such transaction;
(3)    except in the case of a merger of the Company with or into a Restricted Subsidiary of the Company, and except in the case of a merger entered into solely for the purpose of reincorporating the Company in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by clause (1)(b)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and
(4)    the Company or the Surviving Entity shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.
For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company. However, transfer of assets between or among the Company and its Restricted Subsidiaries will not be subject to this covenant.
The Indenture provides that upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture and the Notes with the same effect as if such surviving entity had been named as such and that, in the event of a conveyance or transfer (but not a lease), the conveyor or transferor (but not a lessor) will be released from the provisions of the Indenture.
The Company will not permit any Guarantor to consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of its assets to any Person unless:
(1)    (except in the case of a Guarantor that has been disposed of in its entirety to another Person (other than to the Company or an Affiliate of the Company), whether through a merger, consolidation or sale of Capital Stock or through the sale of all or substantially all of its assets (such sale constituting the disposition of such Guarantor in its entirety), if in connection therewith the Company provides an officers’ certificate to the Trustee to the effect that the Company will comply with its obligations under the “Limitation on Asset Sales” covenant in respect of such disposition) the resulting, surviving or transferee Person (if not such Guarantor) shall be a Person organized and validly existing under the laws of the jurisdiction under which such Guarantor was organized or under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, all the obligations of such Guarantor, if any, under its Guarantee;
(2)    except in the case of a merger of a Guarantor with or into the Company or another Guarantor and except in the case of a merger entered into solely for the purpose of reincorporating a Guarantor in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by the immediately preceding clause (1) (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and
(3)    the Company shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.
Holdings will not consolidate or merge with or into, or sell, assign, transfer, lease or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of its assets to any Person unless:
(1)    the resulting, surviving or transferee Person (if not Holdings) shall be a Person organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, all the obligations of Holdings, if any, under its Guarantee;
(2)    except in the case of a merger entered into solely for reincorporating Holdings in another jurisdiction, immediately after giving effect to such transaction and the assumption contemplated by the immediately preceding clause (1) (including giving effect to any Indebtedness and Acquired Indebtedness incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and
(3)    the Company shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied.
Limitation on Transactions with Affiliates
The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to occur any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (an “Affiliate Transaction”) involving aggregate payment or consideration in excess of $20.0 million, unless:
(1)    such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Restricted Subsidiary than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s-length basis from a Person that is not an Affiliate of the Company; and

(2)    the Company delivers to the Trustee with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of $30.0 million, a Board Resolution adopted by the majority of the members of the Board of Directors of the Company approving such Affiliate Transaction and an officers’ certificate certifying that such Affiliate Transaction complies with clause (1) above.
The restrictions set forth in the first paragraph of this covenant shall not apply to:
(1)    reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Company’s Board of Directors or senior management;
(2)    transactions between or among the Company and any of its Restricted Subsidiaries or between or among such Restricted Subsidiaries; provided that such transactions are not otherwise prohibited by the Indenture;
(3)    any agreement as in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) or by any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date as determined in good faith by the Company;
(4)    Restricted Payments or Permitted Investments permitted by the Indenture;
(5)    transactions effected as part of a Qualified Securitization Transaction;
(6)    [intentionally omitted];
(7)    payments or loans to employees or consultants that are approved by the Board of Directors of the Company in good faith;
(8)    sales of Qualified Capital Stock;
(9)    the existence of, or the performance by the Company or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders’ agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Company or any of its Restricted Subsidiaries of obligations under, any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (9) to the extent that the terms of any such amendment or new agreement taken as a whole are not materially disadvantageous to the Holders;
(10)    transactions permitted by, and complying with, the provisions of the “Merger, Consolidation and Sale of Assets” covenant;
(11)    any issuance of securities or other payments, awards, grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company;
(12)    [intentionally omitted]; and
(13)    transactions in which the Company or any Restricted Subsidiary, as the case may be, receives an opinion from a nationally recognized investment banking, appraisal or accounting firm that such Affiliate Transaction is either fair, from a financial standpoint, to the Company or such Restricted

Subsidiary or is on terms not materially less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s length basis from a Person that is not an Affiliate of the Company.
Future Guarantees by Restricted Subsidiaries
The Company will not, and will not permit any of its Restricted Subsidiaries to, create or acquire another Domestic Restricted Subsidiary unless such Domestic Restricted Subsidiary within 20 business days executes and delivers a supplemental indenture to the Indenture, providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary; provided, however, that such Domestic Restricted Subsidiary need not execute and deliver such a supplemental indenture for so long as such Domestic Restricted Subsidiary is an Immaterial Domestic Restricted Subsidiary or a Securitization Entity; provided further, however, that the Company will cause a Domestic Restricted Subsidiary that has ceased to qualify as an Immaterial Domestic Restricted Subsidiary to deliver a supplemental indenture to the Indenture, providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary no later than 20 business days after the end of the most recently ended fiscal quarter of the Company in which such Domestic Restricted Subsidiary ceased to be an Immaterial Domestic Restricted Subsidiary or a Securitization Entity, as applicable; provided further, however, that if at any time, Domestic Restricted Subsidiaries that are not Guarantors because they are Immaterial Domestic Restricted Subsidiaries constitute in the aggregate more than 5% of Total Assets as of the end of the most recently ended fiscal quarter of the Company for which financial statements are available or more than 5% of Consolidated EBITDA of the Company for the period of four consecutive fiscal quarters as of the end of the most recently ended fiscal quarter of the Company for which financial statements are available, then the Company shall cause one or more such Domestic Restricted Subsidiaries to become Guarantors (notwithstanding that such Domestic Restricted Subsidiaries are, individually, Immaterial Domestic Restricted Subsidiaries), no later than 20 business days after the end of the most recently ended fiscal quarter in which such requirement was triggered, such that the foregoing condition ceases to be true.
Conduct of Business
The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, engage in any businesses a majority of whose revenues are not derived from businesses that are the same or reasonably similar, ancillary or related to, or a reasonable extension, development or expansion of, the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date (which shall include engineered components businesses not within the aerospace industry).
Reports to Holders
The Indenture provides that, whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company will furnish to the Holders:
(1)    all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company) and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants; and
(2)    all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case, within the time periods specified in the SEC’s rules and regulations.

In addition, following the consummation of the Registered Exchange Offer, whether or not required by the rules and regulations of the SEC, the Company will file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC’s rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.
For so long as Holdings or another direct or indirect parent company of the Company is a guarantor of the Notes, the Indenture permits the Company to satisfy its obligations under this covenant by furnishing financial information relating to Holdings; provided that the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to Holdings, on the one hand, and the information relating to the Company and its Restricted Subsidiaries on a stand-alone basis, on the other hand.
In addition, the Company has agreed that, for so long as any Notes remain outstanding, it will furnish to the Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
Events of Default
The following events are defined in the Indenture as “Events of Default”:
(1)    the failure to pay interest on any Notes when the same becomes due and payable if the default continues for a period of 30 days (whether or not such payment shall be prohibited by the subordination provisions of the Indenture);
(2)    the failure to pay the principal on any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer on the date specified for such payment in the applicable offer to purchase) (whether or not such payment shall be prohibited by the subordination provisions of the Indenture);
(3)    a default in the observance or performance of any other covenant or agreement contained in the Indenture which default continues for a period of 60 days (or 180 days in the case of the covenant described under “—Reports to Holders”) after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes (except in the case of a default with respect to the “Merger, Consolidation and Sale of Assets” covenant, which shall constitute an Event of Default with such notice requirement but without such passage of time requirement);
(4)    the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Significant Subsidiary of the Company (other than a Securitization Entity), or the acceleration of the final stated maturity of any such Indebtedness, if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $50 million or more at any time;
(5)    one or more judgments in an aggregate amount in excess of $50 million shall have been rendered against the Company or any of its Significant Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable; or
(6)    certain events of bankruptcy affecting the Company or any of its Significant Subsidiaries.
If an Event of Default (other than an Event of Default specified in clause (6) above with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of, and accrued interest on, all the Notes to be due and payable immediately by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a “notice of acceleration” (the “Acceleration Notice”), and the same:
(1)    shall become immediately due and payable; or
(2)    if there are any amounts outstanding under the Credit Facilities, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Facilities and five business days after receipt by the Company and the Representative under the Credit Facilities of such Acceleration Notice but only if such Event of Default is then continuing.
If an Event of Default specified in clause (6) above with respect to the Company occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on, all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.
The Indenture provides that, at any time after a declaration of acceleration with respect to the Notes as described in the two preceding paragraphs, the Holders of a majority in principal amount of the Notes may rescind and cancel such declaration and its consequences:
(1)    if the rescission would not conflict with any judgment or decree;
(2)    if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration;
(3)    to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;
(4)    if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and
(5)    in the event of the cure or waiver of an Event of Default of the type described in clause (6) of the description above of Events of Default, the Trustee shall have received an officers’ certificate and an opinion of counsel that such Event of Default has been cured or waived.
No such rescission shall affect any subsequent Default or impair any right consequent thereto.
The Holders of a majority in principal amount of the Notes may waive any existing Default or Event of Default under the Indenture, and its consequences, except a default in the payment of the principal of or interest on any Notes.
Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture and under the TIA. Subject to the provisions of the Indenture relating to the duties of the Trustee, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee indemnity satisfactory to it. Subject to all provisions of the Indenture and applicable law, the Holders of a majority in aggregate principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.
Under the Indenture, the Company is required to provide an officers’ certificate to the Trustee promptly upon any such officer obtaining knowledge of any Default or Event of Default (provided that, such officers shall provide such certification at least annually whether or not they know of any Default or Event of Default) that has occurred and, if applicable, describe such Default or Event of Default and the status thereof.

Legal Defeasance and Covenant Defeasance
The Company may, at its option and at any time, elect to have its obligations discharged with respect to the outstanding Notes (“Legal Defeasance”). Such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, except for:
(1)    the rights of Holders to receive payments in respect of the principal of, premium, if any, and interest on, the Notes when such payments are due;
(2)    the Company’s obligations with respect to the Notes concerning issuing temporary notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payments;
(3)    the rights, powers, trust, duties and immunities of the Trustee and the Company’s obligations in connection therewith; and
(4)    the Legal Defeasance provisions of the Indenture.
In addition, the Company may, at its option and at any time, elect to have the obligations of the Company released with respect to certain covenants that are described in the Indenture (“Covenant Defeasance”) and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, reorganization and insolvency events) described under “—Events of Default” will no longer constitute an Event of Default with respect to the Notes.
In order to exercise either Legal Defeasance or Covenant Defeasance:
(1)    the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. government obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on, the Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;
(2)    in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that:
(a)    the Company has received from, or there has been published by the Internal Revenue Service a ruling; or
(b)    since the date of the Indenture, there has been a change in the applicable federal income tax law;
in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;
(3)    in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States of America reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)    no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;
(5)    such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under the Indenture (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;
(6)    the Company shall have delivered to the Trustee an officers’ certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;
(7)    the Company shall have delivered to the Trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent provided for, or relating to, the Legal Defeasance or the Covenant Defeasance have been complied with;
(8)    the Company shall have delivered to the Trustee an opinion of counsel to the effect that:
(a)    the trust funds will not be subject to any rights of holders of Senior Debt, including those arising under the Indenture; and
(b)    after the 91st day following the deposit, the trust funds will not be subject to the effect of the preference provisions of Section 547 of the United States Federal Bankruptcy Code; and
(9)    certain other customary conditions precedent are satisfied.
Notwithstanding the foregoing, the opinion of counsel required by clause (2) above with respect to a Legal Defeasance need not be delivered if all Notes not therefor delivered to the Trustee for cancellation (x) have become due and payable or (y) will become due and payable on the maturity date within one year under arrangements satisfactory to the Trustee for giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.
Satisfaction and Discharge
The Indenture will be discharged and will cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in the Indenture) as to all outstanding Notes when:
(1)    either:
(a)    all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or
(b)    all Notes not theretofore delivered to the Trustee for cancellation have (i) become due and payable, pursuant to an optional redemption notice or otherwise or (ii) will become due and payable within one year or are to be called for redemption within one year, and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on, the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be; and
(2)    the Company has paid all other sums payable under the Indenture by the Company.
The Trustee will acknowledge the satisfaction and discharge of the Indenture if the Company has delivered to the Trustee an officers’ certificate and an opinion of counsel stating that all conditions precedent under the Indenture relating to the satisfaction and discharge of the Indenture have been complied with.
Modification of the Indenture
From time to time, the Company, the Guarantors and the Trustee, without the consent of the Holders, may amend the Indenture to:
(1)    cure any ambiguity, defect or inconsistency;
(2)    provide for uncertificated notes in addition to or in place of certificated notes or to alter the provisions of the Indenture relating to the form of the Notes (including the related definitions) in a manner that does not materially adversely affect the legal rights of any Holder;
(3)    provide for the assumption of the Company’s, Holdings’ or a Guarantor’s obligations to the Holders by a successor to the Company, Holdings or a Guarantor pursuant to the “Merger, Consolidation and Sale of Assets” covenant;
(4)    make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any Holder;
(5)    comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA;
(6)    provide for the issuance of Notes issued after the Issue Date in accordance with the limitations set forth in the Indenture;
(7)    allow any Guarantor to execute a supplemental indenture and/or a Guarantee with respect to the Notes; provided that any such supplemental indenture and/or Guarantee need only be executed by the Company and such Guarantor;
(8)    provide for the issuance of exchange notes or private exchange notes; or
(9)    conform the text of the Indenture, the Guarantees or the Notes to any provision of the “Description of the Notes” in the Final Offering Memorandum to the extent that such provision in such “Description of the Notes” was intended to be a verbatim recitation of a provision of the Indenture, the Guarantees or the Notes.
Other modifications and amendments of the Indenture may be made with the consent of the Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture, except that, without the consent of each Holder affected thereby, no amendment may:
(1)    reduce the amount of Notes whose Holders must consent to an amendment;

(2)    reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;
(3)    reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor;
(4)    make any Notes payable in money other than that stated in the Notes;
(5)    make any change in the provisions of the Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default;
(6)    after the Company’s obligation to purchase Notes arises thereunder, amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or modify any of the provisions or definitions with respect thereto after a Change of Control has occurred; or
(7)    modify or change any provision of the Indenture or the related definitions affecting the subordination or ranking of the Notes in a manner which adversely affects the Holders.
However, no amendment may be made to the subordination provisions of the Indenture that adversely affects the rights of any holder of Senior Debt of the Company, Holdings or a Guarantor then outstanding unless the holders of such Senior Debt (or their Representative) consent to such change.
Governing Law
The Indenture provides that it and the Notes will be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.
The Trustee
The Indenture provides that, except during the continuance of an Event of Default, the Trustee will perform only such duties as are specifically set forth in the Indenture. During the existence of an Event of Default, the Trustee will exercise such rights and powers vested in it by the Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
The Indenture and the provisions of the TIA contain certain limitations on the rights of the Trustee, should it become a creditor of the Company, to obtain payments of claims in certain cases or to realize on certain property received in respect of any such claim as security or otherwise. Subject to the TIA, the Trustee is permitted to engage in other transactions; provided that if the Trustee acquires any conflicting interest as described in the TIA, it must eliminate such conflict or resign.
No Personal Liability of Officers, Directors, Employees or Stockholders
No director, officer, employee, incorporator or stockholder of Holdings, the Company or any Subsidiary of the Company (other than the Company, Holdings or any Guarantor) will have any liability for any obligations of Holdings, the Company or any Subsidiary of the Company under the Notes, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver and release may not be effective to waive liabilities under U.S. federal securities laws, and it is the view of the SEC that such a waiver is against public policy.
Certain Definitions
Set forth below is a summary of certain of the defined terms used in the Indenture. Reference is made to the Indenture for the full definition of all such terms, as well as any other terms used herein for which no definition is provided.
“2010 Transactions” means the closing of the Acquisition, offering of the 2018 Notes on December 14, 2010, borrowings made on December 14, 2010 pursuant to the Credit Facilities and the repayment of certain Indebtedness of the Company and Holdings with the proceeds of such borrowings and issuance of the 2018 Notes.
“2014 Transactions” means offering of the 2022 Notes and the 2024 Notes on June 4, 2014, borrowings made on June 4, 2014 pursuant to the Credit Facilities and the repayment of the 2018 Notes with the proceeds of such offerings and borrowings.
“2015 Transactions” means offering of the 2025 Notes on May 14, 2015 and borrowings by the Company of up to $1,040,000,000 of term loans due 2022 pursuant to the Credit Facilities.
“2016 Transactions” means offering of the 2026 Notes on June 9, 2016 and borrowings by the Company of up to $500,000,000 of term loans due 2023 pursuant to the Credit Facilities.
“2018 Transactions” means offering of the UK Notes on May 8, 2018 and borrowings by the Company of up to $700,000,000 of tranche E term loans due 2023 pursuant to the Credit Facilities.
“2018 Notes” means the Company’s 7.750% Senior Subordinated Notes due 2018 issued under an Indenture dated December 14, 2010, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
“2019 Transactions” means the closing of the Esterline Acquisition, including the repayment of Esterline Indebtedness, the offering of the Secured Notes on or about February 13, 2019, and the offering of the Notes as described in the Final Offering Memorandum, including the redemption of all outstanding 2020 Notes.
“2020 Notes” means the Company’s 5.500% Senior Subordinated Notes due 2020 issued under an Indenture dated October 15, 2012, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
“2022 Notes” means the Company’s 6.000% Senior Subordinated Notes due 2022 issued under an Indenture dated June 4, 2014, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
“2024 Notes” means the Company’s 6.500% Senior Subordinated Notes due 2024 issued under an Indenture dated June 4, 2014, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
“2025 Notes” means the Company’s 6.500% Senior Subordinated Notes due 2025 issued under an Indenture dated May 14, 2015, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
“2026 Notes” means the Company’s 6.375% Senior Subordinated Notes due 2026 issued under an Indenture dated June 9, 2016, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2027 Notes” means the Company’s 7.500% Senior Subordinated Notes due 2027 issued under an Indenture dated February 13, 2019, among the Company, Holdings and the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
“A/R Facility” means the Company’s 364-day, $350 million revolving accounts receivable securitization facility, entered into on October 21, 2013, as further described in the Final Offering Memorandum.
“Acquired Indebtedness” means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with or into the Company or any of its Subsidiaries or that is assumed in connection with the acquisition of assets from such Person, including Indebtedness incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, merger or consolidation.
“Acquisition” means the acquisition of all the equity interests of McKechnie Aerospace Holdings, Inc., a Delaware corporation, from McKechnie Holdings LLC, pursuant to a Stock Purchase Agreement, dated as of September 25, 2010, by and among McKechnie Holdings LLC, the Company and TD Group.
“Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative of the foregoing. Notwithstanding the foregoing, no Person (other than the Company or any Subsidiary of the Company) in whom a Securitization Entity makes an Investment in connection with a Qualified Securitization Transaction shall be deemed to be an Affiliate of the Company or any of its Subsidiaries solely by reason of such Investment.
“Asset Acquisition” means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company, or shall be merged with or into the Company or any Restricted Subsidiary of the Company or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) other than in the ordinary course of business.
“Asset Sale” means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Restricted Subsidiary of the Company of:
(1)    any Capital Stock of any Restricted Subsidiary of the Company, or
(2)    any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales or other dispositions shall not include:
(a)    a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $25.0 million;
(b)    the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under “—Certain Covenants—Merger, Consolidation and Sale of Assets” or any disposition that constitutes a Change of Control;
(c)    the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

(d)    disposals or replacements of obsolete equipment in the ordinary course of business;
(e)    the sale, lease, conveyance, disposition or other transfer by the Company or any Restricted Subsidiary of assets or property to one or more Restricted Subsidiaries in connection with Investments permitted under the “Limitation on Restricted Payments” covenant or pursuant to any Permitted Investment;
(f)    sales of accounts receivable, equipment and related assets (including contract rights) of the type specified in the definition of “Qualified Securitization Transaction” to a Securitization Entity for the fair market value thereof, including cash in an amount at least equal to 75% of the fair market value thereof as determined in accordance with GAAP (for the purposes of this clause (f), Purchase Money Notes shall be deemed to be cash);
(g)    dispositions of cash or Cash Equivalents;
(h)    the creation of a Lien (but not the sale or other disposition of the property subject to such Lien);
(i)    the sale, lease, conveyance, disposition, or other transfer of any Equity Interest of an Unrestricted Subsidiary; and
(j)    the sale, lease, conveyance, disposition or other transfer of any asset acquired in connection with a Permitted Investment identified in an officers’ certificate delivered to the Trustee at the time of such Permitted Investment or promptly thereafter as “Specified Assets”; provided, that the Company will not so identify any such assets unless, at the time thereof, the Company, in its reasonable business judgment, intends to dispose of, or is contemplating the disposition of, such assets following such Permitted Investment; provided further, that such sale, lease, conveyance, disposition or other transfer shall have been consummated within 545 days from the date of such Permitted Investment.
“Bank Indebtedness” means all Obligations pursuant to the Credit Facilities.
“Board of Directors” means:
(1)    with respect to a corporation, the board of directors of the corporation;
(2)    with respect to a partnership, the board of directors of the general partner of the partnership; and
(3)    with respect to any other Person, the board or committee of such Person serving a similar function.
“Board Resolution” means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification.
“Capital Stock” means:
(1)    with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock, of such Person; and

(2)    with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.
“Capitalized Lease Obligations” means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.
“Cash Equivalents” means:
(1)    marketable direct obligations issued by or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;
(2)    marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the three highest ratings obtainable from either S&P or Moody’s;
(3)    commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s;
(4)    certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank or by a bank organized under the laws of any foreign country recognized by the United States of America, in each case having at the date of acquisition thereof combined capital and surplus of not less than $250.0 million (or the foreign currency equivalent thereof);
(5)    repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any bank meeting the qualifications specified in clause (4) above; and
(6)    investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (5) above.
“Change of Control” means the occurrence of one or more of the following events:
(1)    any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or Holdings to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”), other than to the Company (in the case of the assets of Holdings);
(2)    the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture); or
(3)    any Person or Group shall become the beneficial owner, directly or indirectly, of shares representing more than 50% of the total ordinary voting power represented by the issued and outstanding Capital Stock of the Company or Holdings.
“Common Stock” of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person’s common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes all series and classes of such common stock.
“Consolidated EBITDA” means, with respect to any Person, for any period, the sum (without duplication) of such Person’s:
(1)    Consolidated Net Income; and
(2)    to the extent Consolidated Net Income has been reduced thereby:
(a)    (i) all income taxes and foreign withholding taxes, (ii) all taxes based on capital and commercial activity (or similar taxes) and (iii) any taxes that result from (x) the exercise by any holder of warrants, options or other rights to acquire Qualified Capital Stock (other than Qualified Capital Stock that is Preferred Stock) or (y) Dividend Equivalent Payments, in each case, of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period;
(b)    Consolidated Interest Expense;
(c)    Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period (other than normal accruals in the ordinary course of business), all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP;
(d)    any extraordinary, unusual or nonrecurring gain, loss or charge (including fees, expenses and charges (or any amortization thereof) associated with any acquisition, merger or consolidation, in each case, whether or not completed), any severance, relocation, consolidation, closing, integration, facilities opening, business optimization, transition or restructuring costs, charges or expenses (including any costs or expenses associated with any expatriate), any signing, retention or completion bonuses, and any costs associated with curtailments or modifications to pension and postretirement employee benefit plans;
(e)    any expenses or charges related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by the Indenture, including a refinancing thereof (whether or not successful) and any amendment or modification to the terms of any such transactions, including such fees, expenses or charges related to the 2010 Transactions, the 2014 Transactions, the 2015 Transactions, the 2016 Transactions, the 2018 Transactions, the 2019 Transactions or the Transaction;
(f)    any write-offs, write-downs or other non-cash charges, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period and the write-off or write-down of current assets;
(g)    the amount of any expense related to, or loss attributable to, minority interests or investments;
(h)    any expenses related to, or attributed to, non-service related pensions;
(i)    the amount of any earn out payments or deferred purchase price in conjunction with acquisitions;
(j)    any costs or expenses incurred by the Company or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Company or net cash proceeds of issuance of Qualified Capital Stock of the Company (other than Disqualified Stock that is Preferred Stock);
(k)    any Dividend Equivalent Payments;
(l)    any costs or expenses incurred in connection with the start-up or extension of long-term arrangements with customers; and
(m)    the amount of net cost savings projected by the Company in good faith to be realized as the result of actions to be taken within 24 months of the initiation of any operational change or within 24 months of the consummation of any applicable acquisition or cessation of operations (in each case, calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that the aggregate amount of other cost savings added pursuant to this clause (m) shall not exceed 25.0% of Consolidated EBITDA for any Four-Quarter Period (calculated after giving effect to any adjustment pursuant to this clause (m)) (which adjustments may be incremental to any other pro forma adjustments made pursuant to the terms hereof); and
(3)    decreased by (without duplication) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this definition).
“Consolidated Fixed Charge Coverage Ratio” means, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the “Four-Quarter Period”) ending prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio for which internal financial statements are available (the “Transaction Date”) to Consolidated Fixed Charges of such Person for the Four-Quarter Period. In addition to, and without limitation of, the foregoing, for purposes of this definition, “Consolidated EBITDA” and “Consolidated Fixed Charges” shall be calculated after giving effect on a pro forma basis for the period of such calculation to:
(1)    the incurrence or repayment of any Indebtedness or the issuance of any Designated Preferred Stock of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness or the issuance or redemption of other Preferred Stock (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to revolving credit facilities, occurring during the Four-Quarter Period or at any time subsequent to the last day of the Four-Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment or issuance or redemption, as the case may be (and the application of the proceeds thereof), had occurred on the first day of the Four-Quarter Period; and
(2)    any Asset Sales or other dispositions or Asset Acquisitions (including any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA attributable to the assets which are the subject of the Asset Acquisition or Asset Sale or other disposition and without regard to clause (6) of the definition of Consolidated Net Income), investments, mergers, consolidations and disposed operations (as determined in accordance with GAAP) occurring during the Four-Quarter Period or at any time subsequent to the last day of the Four-Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or other disposition or Asset Acquisition (including the incurrence or assumption of any such Acquired Indebtedness), investment, merger, consolidation or disposed operation occurred on the first day of the Four-Quarter Period. If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such other Indebtedness that was so guaranteed.
Furthermore, in calculating “Consolidated Fixed Charges” for purposes of determining the denominator (but not the numerator) of this “Consolidated Fixed Charge Coverage Ratio”:
(1)    interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and
(2)    notwithstanding clause (1) of this paragraph, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.
For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company. In addition, any such pro forma calculation may include adjustments appropriate, in the reasonable determination of the Company, to reflect operating expense reductions reasonably expected to result from any acquisition or merger.
“Consolidated Fixed Charges” means, with respect to any Person for any period, the sum of, without duplication:
(1)    Consolidated Interest Expense; plus
(2)    the product of (x) the amount of all cash dividend payments on any series of Preferred Stock of such Person times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state and local income tax rate of such Person, expressed as a decimal (as estimated in good faith by the chief financial officer of the Company, which estimate shall be conclusive); plus
(3)    the product of (x) the amount of all dividend payments on any series of Permitted Subsidiary Preferred Stock times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated Federal, state and local income tax rate of such Person, expressed as a decimal (as estimated in good faith by the chief financial officer of the Company, which estimate shall be conclusive); provided that with respect to any series of Preferred Stock that did not pay cash dividends during such period but that is eligible to pay dividends during any period prior to the maturity date of the Notes, cash dividends shall be deemed to have been paid with respect to such series of Preferred Stock during such period for purposes of this clause (3).
“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of, without duplication:
(1)    the aggregate of all cash and non-cash interest expense (net of interest income) with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries, including the net costs associated with Interest Swap Obligations, for such period determined on a consolidated basis in conformity with GAAP, but excluding (i) amortization or write-off of debt issuance costs, deferred financing fees, commissions, fees and expenses, (ii) any expensing of bridge, commitment and other financing fees, (iii) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Transaction and (iv) any prepayment fee or premium paid in connection with the refinancing or repayment of any Indebtedness;
(2)    the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and
(3)    the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.
“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of the Company and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP and without any deduction in respect of Preferred Stock dividends; provided that there shall be excluded therefrom to the extent otherwise included, without duplication:
(1)    gains and losses from Assets Sales (without regard to the $25.0 million limitation set forth in the definition thereof) and the related tax effects according to GAAP;
(2)    gains and losses due solely to fluctuations in currency values and the related tax effects according to GAAP;
(3)    all extraordinary, unusual or non-recurring charges, gains and losses (including all restructuring costs, facilities relocation costs, acquisition integration costs and fees, including cash severance payments made in connection with acquisitions, and any expense or charge related to the repurchase of Capital Stock or warrants or options to purchase Capital Stock), and the related tax effects according to GAAP;
(4)    the net income (or loss) from disposed or discontinued operations or any net gains or losses on disposal of disposed or discontinued operations, and the related tax effects according to GAAP;
(5)    any impairment charge or asset write-off (other than the write-off or write-down of current assets), in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP;
(6)    the net income (or loss) of any Person acquired in a pooling of interests transaction accrued prior to the date it becomes a Restricted Subsidiary of the Company or is merged or consolidated with or into the Company or any Restricted Subsidiary of the Company;
(7)    solely for the purpose of determining the amount available for Restricted Payments under clause (ii) of the first paragraph of “Limitation on Restricted Payments,” the net income (but not loss) of any Restricted Subsidiary of the Company (other than a Guarantor) to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of the Company of that income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Company will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Company or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein;
(8)    the net loss of any Person, other than a Restricted Subsidiary of the Company;

(9)    the net income of any Person, other than a Restricted Subsidiary of the Company, except to the extent of cash dividends or distributions paid to the Company or a Restricted Subsidiary of the Company by such Person;
(10)    in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person’s assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets;
(11)    any non-cash compensation charges and deferred compensation charges, including any arising from existing stock options resulting from any merger or recapitalization transaction; provided, however, that Consolidated Net Income for any period shall be reduced by any cash payments made during such period by such Person in connection with any such deferred compensation, whether or not such reduction is in accordance with GAAP; and
(12)    inventory and backlog purchase accounting adjustments and amortization and impairment charges resulting from other purchase accounting adjustments with respect to acquisition transactions.
For purposes of clause (ii)(b) of the first paragraph of the “Limitation on Restricted Payments” covenant, Consolidated Net Income shall be reduced by any cash dividends paid with respect to any series of Designated Preferred Stock.
“Consolidated Non-cash Charges” means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash charges, impairments and expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges that require an accrual of or a reserve for cash payments for any future period other than accruals or reserves associated with mandatory repurchases of equity securities). For clarification purposes, purchase accounting adjustments with respect to inventory and backlog will be included in Consolidated Non-cash Charges.
“Credit Facilities” means the second amended and restated credit agreement dated as of June 4, 2014, among the Company, TD Group, the lenders party thereto in their capacities as lenders thereunder, Credit Suisse AG, as administrative agent and collateral agent, and any other agent party thereto, and any amendments, supplements, modifications, extensions, replacements, renewals, restatements, refundings or refinancings thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that extend, replace, refund, refinance, renew or defease any part of the loans, notes, other credit facilities or commitments thereunder or incurred as “incremental equivalent debt” or similar terms thereunder, including any such replacement, refunding or refinancing facility, or accordion or additional credit agreement, or indenture that increases the amount borrowable thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under the covenant “Limitation on Incurrence of Additional Indebtedness”).
“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.
“Default” means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.
“Designated Non-cash Consideration” means any non-cash consideration received by the Company or one of its Restricted Subsidiaries in connection with an Asset Sale that is designated as Designated Non-cash Consideration pursuant to an officers’ certificate executed by the principal executive officer and the principal financial officer of the Company or such Restricted Subsidiary at the time of such Asset Sale. Any particular item of Designated Non-cash Consideration will cease to be considered to be outstanding once it has been sold for cash or Cash Equivalents.

“Designated Preferred Stock” means Preferred Stock that is so designated as Designated Preferred Stock pursuant to an officers’ certificate executed by the principal executive officer and the principal financial officer of the Company, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (ii)(c) of the first paragraph of the “Limitation on Restricted Payments” covenant.
“Designated Senior Debt” means:
(1)    Indebtedness under the Credit Facilities;
(2)    Indebtedness under the Secured Notes; and
(3)    any other Indebtedness constituting Senior Debt which, at the time of determination, has an aggregate principal amount of at least $25.0 million and is specifically designated in the instrument evidencing such Senior Debt as “Designated Senior Debt,” including “Designated Senior Debt” for purposes of the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes and the 2027 Notes, by the Company, and the UK Notes by TD UK.
“Disqualified Capital Stock” means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:
(1)    matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Capital Stock) pursuant to a sinking fund obligation or otherwise;
(2)    is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Capital Stock; or
(3)    is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part;
in each case on or prior to the final maturity date of the Notes; provided, however, that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an “asset sale” or “change of control” occurring prior to the final maturity date of the Notes shall not constitute Disqualified Capital Stock if:
(1)    the “asset sale” or “change of control” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Notes and described under the “Limitation on Asset Sales” covenant and “—Change of Control”; and
(2)    any such requirement only becomes operative after compliance with such terms applicable to the Notes, including the purchase of any Notes tendered pursuant thereto.
The amount of any Disqualified Capital Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Capital Stock is to be determined pursuant to the Indenture; provided, however, that if such Disqualified Capital Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Capital Stock as reflected in the most recent internal financial statements of such Person.
“Dividend Equivalent Payment” means a payment in cash or Cash Equivalents to any director, officer or employee of Holdings or any of its Subsidiaries that is a holder of unexercised warrants, options or other rights to acquire Qualified Capital Stock (other than Qualified Capital Stock that is Preferred Stock) of Holdings, which payment represents a dividend or distribution by Holdings that such holder would have received had such holder’s warrants, options or other rights to acquire been exercised on the date of such dividend or distribution.
“Domestic Restricted Subsidiary” means any direct or indirect Restricted Subsidiary of the Company that is incorporated under the laws of the United States of America, any State thereof or the District of Columbia.
“Equity Offering” means any issuance of Qualified Capital Stock of Holdings or the Company; provided that, in the event such equity issuance is not in the form of a public offering registered under the Securities Act, the proceeds received by the Company directly or indirectly from such offering are not less than $10.0 million.
“Esterline Acquisition” means the acquisition by the Company of Esterline Technologies Corporation, pursuant to the Esterline Acquisition Agreement.
“Esterline Acquisition Agreement” means the agreement and plan of merger dated as of October 9, 2018, as amended, by and among Esterline Technologies Corporation, a Delaware corporation, the Company and Thunderbird Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.
“Excluded Contribution” means net cash proceeds, Marketable Securities or Qualified Proceeds received by the Company after December 14, 2010 from:
(1)    contributions to its common equity capital; and
(2)    the sale (other than to a Subsidiary of the Company or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Company) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Company;
in each case designated as Excluded Contributions pursuant to an officers’ certificate executed by an executive vice president and the principal financial officer of the Company on the date such capital contributions are made or the date such Capital Stock is sold, as the case may be, which are excluded from the calculation set forth in clause (ii) of the first paragraph under “—Certain Covenants—Limitation on Restricted Payments.”
“fair market value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith.
“Final Offering Memorandum” means the final version of the Offering Memorandum relating to the offering of the Notes dated October 29, 2019.
“Foreign Restricted Subsidiary” means any Restricted Subsidiary of the Company that is not a Domestic Restricted Subsidiary, other than TD UK.
“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, as in effect as of December 14, 2010.
“Guarantee” means:

(1)    the guarantee of the Notes by Holdings, TD UK and the Domestic Restricted Subsidiaries of the Company in accordance with the terms of the Indenture; and
(2)    the guarantee of the Notes by any Restricted Subsidiary of the Company required under the terms of the “Future Guarantees by Restricted Subsidiaries” covenant or not otherwise prohibited under the Indenture.
“Guarantor” means TD UK and any Restricted Subsidiary of the Company that incurs a Guarantee; provided that upon the release and discharge of any such Restricted Subsidiary from its Guarantee in accordance with the Indenture, such Restricted Subsidiary shall cease to be a Guarantor.
“Hedging Agreement” means any agreement with respect to the hedging of price risk associated with the purchase of commodities used in the business of the Company and its Restricted Subsidiaries, so long as any such agreement has been entered into in the ordinary course of business and not for purposes of speculation.
“Holdings” means TransDigm Group Incorporated, a Delaware corporation.
“Immaterial Domestic Restricted Subsidiary” means, at any date of determination, any Domestic Restricted Subsidiary of the Company that (i) contributed 2.5% or less of Consolidated EBITDA of the Company for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination and (ii) had consolidated assets representing 2.5% or less of Total Assets on the last day of the most recent fiscal quarter ended more than forty-five (45) days prior to the date of determination.
“Indebtedness” means, with respect to any Person, without duplication:
(1)    all Obligations of such Person for borrowed money;
(2)    all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
(3)    all Capitalized Lease Obligations of such Person;
(4)    all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business);
(5)    all Obligations for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction;
(6)    guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through (5) above and clause (8) below;
(7)    all Obligations of any other Person of the type referred to in clauses (1) through (6) which are secured by any Lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset and the amount of the Obligation so secured;
(8)    all Obligations under Currency Agreements and interest swap agreements of such Person; and
(9)    all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any.

Notwithstanding the foregoing, in connection with the purchase by the Company or any Restricted Subsidiary of the Company of any business, the term “Indebtedness” will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 60 days thereafter. For clarification purposes, the liability of the Company or any Restricted Subsidiary of the Company to make periodic payments to licensors in consideration for the license of patents and technical information under license agreements in existence on the Issue Date and any amount payable in respect of a settlement of disputes with respect to such payments thereunder shall not constitute Indebtedness.
For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock. For the purposes of calculating the amount of Indebtedness of a Securitization Entity outstanding as of any date, the face or notional amount of any interest in receivables or equipment that is outstanding as of such date shall be deemed to be Indebtedness but any such interests held by Affiliates of such Securitization Entity shall be excluded for purposes of such calculation.
For the purposes hereof, the amount of any Indebtedness described in clause (8) of the first paragraph of this definition is the net amount payable (after giving effect to permitted set off) if such Currency Agreements or interest swap agreements are terminated at that time due to a default of such Person.
“Interest Swap Obligations” means the obligations of any Person pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include interest rate swaps, caps, floors, collars and similar agreements.
“Investment” means, with respect to any Person, any direct or indirect loan or other extension of credit (including a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. “Investment” shall exclude extensions of trade credit by the Company and its Restricted Subsidiaries in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be. Except as otherwise provided herein, the amount of an Investment shall be its fair market value at the time the Investment is made and without giving effect to subsequent changes in its fair market value.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency.
“Issue Date” means November 13, 2019.
“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).
“Limited Condition Acquisition” means any Permitted Investment that the Company or one or more of its Subsidiaries has contractually committed to consummate, the terms of which do not condition the Company’s or its Subsidiary’s, as applicable, obligations to close such Permitted Investment on the availability of third-party financing.

“Marketable Securities” means publicly traded debt or equity securities that are listed for trading on a national securities exchange and that were issued by a corporation whose debt securities are rated in one of the three highest rating categories by either S&P or Moody’s.
“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.
“Net Cash Proceeds” means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Restricted Subsidiaries from such Asset Sale net of:
(1)    reasonable out-of-pocket expenses and fees relating to such Asset Sale (including legal, accounting and investment banking fees and sales commissions and title and recording tax expenses);
(2)    all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale;
(3)    appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary of the Company, as the case may be, after such Asset Sale, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale;
(4)    all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Sale; and
(5)    all payments made on any Indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale.
“Obligations” means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.
“Permitted Business” means any business (including stock or assets) that derives a majority of its revenues from the business engaged in by the Company and its Restricted Subsidiaries on the Issue Date and/or activities that are reasonably similar, ancillary or related to, or are a reasonable extension, development or expansion of, the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date.
“Permitted Indebtedness” means, without duplication, each of the following:
(1)    Indebtedness under the Notes (other than any Additional Notes);
(2)    Indebtedness of the Company or any of its Restricted Subsidiaries incurred pursuant to the Credit Facilities in an aggregate principal amount at any time outstanding not to exceed $2,900.0 million less:
(a)    the aggregate amount of Indebtedness of Securitization Entities at the time outstanding;
(b)    the amount of all mandatory principal payments actually made by the Company or any such Restricted Subsidiary since the Issue Date with the Net Cash Proceeds of an Asset

Sale in respect of term loans under a credit facility (excluding any such payments to the extent refinanced at the time of payment); and
(c)    any repayments of revolving credit borrowings under the Credit Facilities with the Net Cash Proceeds of an Asset Sale that are accompanied by a corresponding commitment reduction thereunder; provided that the amount of Indebtedness permitted to be incurred pursuant to the Credit Facilities in accordance with this clause (2) shall be in addition to any Indebtedness permitted to be incurred pursuant to a credit facility in reliance on, and in accordance with, clauses (7), (13), (14) and (15) below;
(3)    other indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date (including the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes, the 2027 Notes, the UK Notes and the Secured Notes) reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;
(4)    Interest Swap Obligations of the Company or any of its Restricted Subsidiaries covering Indebtedness of the Company or any of its Restricted Subsidiaries; provided that any Indebtedness to which any such Interest Swap Obligations correspond is otherwise permitted to be incurred under the Indenture; provided further that such Interest Swap Obligations are entered into, in the judgment of the Company, to protect the Company or any of its Restricted Subsidiaries from fluctuation in interest rates on its outstanding Indebtedness;
(5)    Indebtedness of the Company or any Restricted Subsidiary of the Company under Hedging Agreements and Currency Agreements;
(6)    the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any such Restricted Subsidiaries; provided, however, that:
(a)    if the Company is the obligor on such Indebtedness and the payee is a Restricted Subsidiary that is not a Guarantor, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes; and
(b)    (1) any subsequent issuance or transfer of Capital Stock that results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary thereof and (2) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Restricted Subsidiary thereof (other than by way of granting a Lien permitted under the Indenture or in connection with the exercise of remedies by a secured creditor) shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);
(7)    Indebtedness (including Capitalized Lease Obligations) incurred by the Company or any of its Restricted Subsidiaries to finance the purchase, lease or improvement of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any person owning such assets) in an aggregate principal amount outstanding not to exceed the greater of (x) $250 million and (y) 12% of the Consolidated EBITDA of the Company for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination;
(8)    Refinancing Indebtedness (other than Refinancing Indebtedness with respect to Indebtedness incurred pursuant to clause (2) of this definition);
(9)    guarantees by the Company and its Restricted Subsidiaries of each other’s Indebtedness; provided that such Indebtedness is permitted to be incurred under the Indenture; provided further that in the event such Indebtedness (other than Acquired Indebtedness) is Ratio Indebtedness, such guarantees are by the Company or a Guarantor only;
(10)    Indebtedness arising from agreements of the Company or a Restricted Subsidiary of the Company providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Restricted Subsidiary of the Company, other than guarantees of Indebtedness, incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and its Restricted Subsidiaries in connection with such disposition;
(11)    obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary of the Company in the ordinary course of business;
(12)    the incurrence by a Securitization Entity of Indebtedness in a Qualified Securitization Transaction that is non-recourse to the Company or any Subsidiary of the Company (except for Standard Securitization Undertakings);
(13)    Indebtedness incurred by the Company or any of the Guarantors in connection with the acquisition of a Permitted Business; provided that on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof and the use of proceeds therefrom, either:
(a)    the Company would be permitted to incur at least $1.00 of additional Ratio Indebtedness; or
(b)    the Consolidated Fixed Charge Coverage Ratio of the Company would be greater than the Consolidated Fixed Charge Coverage Ratio of the Company immediately prior to the incurrence of such Indebtedness;
(14)    additional Indebtedness of the Company and the Guarantors (which amount may, but need not, be incurred in whole or in part under a credit facility) (it being understood that any Indebtedness incurred pursuant to this clause (14) shall cease to be deemed incurred or outstanding for purposes of this clause but shall be deemed incurred pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” without reliance on this clause (14), subject to further redivision and reclassification pursuant to the final paragraph of this definition) in an aggregate principal amount that does not exceed the greater of (x) $250 million and (y) 12% of the Consolidated EBITDA of the Company for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination;
(15)    additional Indebtedness of the Foreign Restricted Subsidiaries in an aggregate principal amount which (when combined with the liquidation value of all series of outstanding Permitted Subsidiary Preferred Stock) does not exceed the greater of (x) $450 million and (y) 20% of the Consolidated EBITDA of the Company for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination, at any one time outstanding (which amount may, but need not, be incurred in whole or in part under a credit facility) (it being understood that any Indebtedness incurred pursuant to this clause (15) shall cease to be deemed incurred or outstanding for purposes of this clause (15) but shall be deemed incurred pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” from and after the first date on which the Company or such Restricted Subsidiary could have incurred such Indebtedness pursuant to the covenant entitled “Limitation on Incurrence of Additional Indebtedness” without reliance on this clause (15), subject to further redivision and reclassification pursuant to the final paragraph of this definition);

(16)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five business days of incurrence; and
(17)    Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, issued in the ordinary course of business of the Company or such Restricted Subsidiary, including in order to provide security for workers’ compensation claims or payment obligations in connection with self-insurance or similar requirements in the ordinary course of business and other Indebtedness with respect to workers’ compensation claims, self-insurance obligations, performance, surety and similar bonds and completion guarantees provided by the Company or any Restricted Subsidiary of the Company in the ordinary course of business.
For purposes of determining compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (1) through (17) above or is entitled to be incurred pursuant to the Consolidated Fixed Charge Coverage Ratio provisions of such covenant, the Company shall, in its sole discretion, divide and classify (or later redivide and reclassify) such item of Indebtedness in any manner that complies with such covenant. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Capital Stock for purposes of the “Limitation on Incurrence of Additional Indebtedness” covenant.
“Permitted Investments” means:
(1)    Investments by the Company or any Restricted Subsidiary of the Company in the Company or any Restricted Subsidiary of the Company (other than a Restricted Subsidiary of the Company in which an Affiliate of the Company that is not a Restricted Subsidiary of the Company holds a minority interest) (whether existing on the Issue Date or created thereafter) or any other Person (including by means of any transfer of cash or other property) if as a result of such Investment such other Person shall become a Restricted Subsidiary of the Company (other than a Restricted Subsidiary of the Company in which an Affiliate of the Company that is not a Restricted Subsidiary of the Company holds a minority interest) or that will merge with or consolidate into the Company or a Restricted Subsidiary of the Company and Investments in the Company by the Company or any Restricted Subsidiary of the Company;
(2)    Investments in cash and Cash Equivalents;
(3)    Investments in property and other assets owned or used by the Company or any Restricted Subsidiary in the ordinary course of business;
(4)    loans and advances (including payroll, travel and similar advances) to employees and officers of the Company and its Restricted Subsidiaries for bona fide business purposes incurred in the ordinary course of business or consistent with past practice or to fund such Person’s purchase of Capital Stock of the Company or any direct or indirect parent of the Company pursuant to compensatory plans approved by the Board of Directors in good faith;
(5)    Currency Agreements, Hedging Agreements and Interest Swap Obligations entered into in the ordinary course of business and otherwise in compliance with the Indenture;
(6)    Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade creditors or customers;

(7)    Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with the “Limitation on Asset Sales” covenant;
(8)    Investments required pursuant to any agreement or obligation of the Company or a Restricted Subsidiary, in effect on the Issue Date, to make such Investments;
(9)    Investments existing on the Issue Date;
(10)    accounts receivable created or acquired and advances to suppliers created or incurred in the ordinary course of business;
(11)    guarantees by the Company or a Restricted Subsidiary of the Company permitted to be incurred under the Indenture;
(12)    additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (12) that are at that time outstanding, not to exceed the greater of (A) $500 million and (B) 10.0% of the Company’s Total Assets;
(13)    any Investment by the Company or a Subsidiary of the Company in a Securitization Entity or any Investment by a Securitization Entity in any other Person in connection with a Qualified Securitization Transaction; provided that any Investment in a Securitization Entity is in the form of a Purchase Money Note or an equity interest;
(14)    Investments the payment for which consists exclusively of Qualified Capital Stock of the Company;
(15)    guarantees by the Company or any Restricted Subsidiary of the Company of Indebtedness of the Company or a Restricted Subsidiary of the Company of Indebtedness permitted by the covenant described under “—Limitation on Incurrence of Additional Indebtedness”;
(16)    any Investment in any Person to the extent it consists of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business; and
(17)    Investments by the Company or any Restricted Subsidiary in any Unrestricted Subsidiary not exceeding the greater of (x) $250 million and (y) 12% of the Consolidated EBITDA of the Company for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination in the aggregate for all such Investments in Unrestricted Subsidiaries.
“Permitted Subsidiary Preferred Stock” means any series of Preferred Stock of a Foreign Restricted Subsidiary that constitutes Qualified Capital Stock, the liquidation value of all series of which, when combined with the aggregate amount of outstanding Indebtedness of the Foreign Restricted Subsidiaries incurred pursuant to clause (15) of the definition of Permitted Indebtedness, does not (on a pro forma basis) exceed $15.0 million.
“Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.
“Preferred Stock” of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.
“Productive Assets” means assets (including Capital Stock) that are used or usable by the Company and its Restricted Subsidiaries in Permitted Businesses.

“Purchase Money Note” means a promissory note of a Securitization Entity evidencing a line of credit, which may be irrevocable, from the Company or any Subsidiary of the Company in connection with a Qualified Securitization Transaction to a Securitization Entity, which note shall be repaid from cash available to the Securitization Entity other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest and principal and amounts paid in connection with the purchase of newly generated receivables or newly acquired equipment.
“Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.
“Qualified Proceeds” means assets that are used or useful in, or Capital Stock of any Person engaged in, a Permitted Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the Board of Directors of the Company in good faith.
“Qualified Securitization Transaction” means any transaction or series of transactions that may be entered into by the Company or any of its Restricted Subsidiaries pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to:
(1)    a Securitization Entity (in the case of a transfer by the Company or any of its Restricted Subsidiaries); and
(2)    any other Person (in the case of a transfer by a Securitization Entity), or may grant a security interest in any accounts receivable or equipment (whether now existing or arising or acquired in the future) of the Company or any of its Restricted Subsidiaries, and any assets related thereto including all collateral securing such accounts receivable and equipment, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable and equipment, proceeds of such accounts receivable and equipment and other assets (including contract rights) which are customarily transferred or in respect of which security interests are customarily granted in connection with assets securitization transactions involving accounts receivable and equipment. For the avoidance of doubt, transactions consummated under the A/R Facility (as in effect on the Issue Date) are Qualified Securitization Transactions.
“Rating Agencies” means Moody’s and S&P or, if Moody’s or S&P or both shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company that shall be substituted for Moody’s or S&P or both, as the case may be.
“Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
“Refinancing Indebtedness” means any Refinancing, modification, replacement, restatement, refunding, deferral, extension, substitution, supplement, reissuance or resale of Indebtedness existing on the Issue Date or thereafter incurred (other than intercompany Indebtedness), including any additional Indebtedness incurred to pay interest or premiums required by the instruments governing such then-existing or thereafter-incurred future Indebtedness as in effect at the time of issuance thereof (“Required Premiums”) and fees in connection therewith; provided that any such event shall not:
(1)    directly or indirectly result in an increase in the aggregate principal amount of Permitted Indebtedness, except to the extent such increase is a result of a simultaneous incurrence of additional Indebtedness:
(a)    to pay Required Premiums and related fees; or
(b)    otherwise permitted to be incurred under the Indenture; and

(2)    create Indebtedness with a Weighted Average Life to Maturity at the time such Indebtedness is incurred that is less than the Weighted Average Life to Maturity at such time of the Indebtedness being refinanced, modified, replaced, renewed, restated, refunded, deferred, extended, substituted, supplemented, reissued or resold.
“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Issue Date, among the Company, Holdings, the Guarantors and Morgan Stanley & Co. LLC, as representative of the initial purchasers of the Notes.
“Representative” means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.
“Restricted Subsidiary” of any Person means any Subsidiary of such Person which at the time of determination is not an Unrestricted Subsidiary.
“S&P” means S&P Global Ratings (a division of S&P Global Inc.), or any successor thereto.
“Sale and Leaseback Transaction” means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Company or a Restricted Subsidiary of the Company of any property, whether owned by the Company or any such Restricted Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.
“SEC” means the U.S. Securities and Exchange Commission.
“Secured Debt” means any Indebtedness secured by a Lien.
“Secured Notes” means the Company’s 6.25% Senior Secured Notes due 2026 issued under an Indenture dated February 13, 2019, among the Company, Holdings, the subsidiary guarantors from time to time party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.
“Securities Act” means the Securities Act of 1933, as amended.
“Securitization Entity” means a Wholly Owned Subsidiary of the Company (or another Person in which the Company or any Subsidiary of the Company makes an Investment and to which the Company or any Subsidiary of the Company transfers accounts receivable or equipment and related assets) which engages in no activities other than in connection with the financing of accounts receivable or equipment and:
(1)    no portion of the Indebtedness or any other Obligations (contingent or otherwise) of which:
(a)    is guaranteed by the Company or any Restricted Subsidiary of the Company (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);
(b)    is recourse to or obligates the Company or any Restricted Subsidiary of the Company in any way other than pursuant to Standard Securitization Undertakings; or
(c)    subjects any property or asset of the Company or any Restricted Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

(2)    with which neither the Company nor any Restricted Subsidiary of the Company has any material contract, agreement, arrangement or understanding other than on terms, taken as a whole, no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity;
(3)    to which neither the Company nor any Restricted Subsidiary of the Company has any obligations to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results; and
(4)    which is designated by the Board of Directors of the Company as a Securitization Entity.
Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution of the Company giving effect to such designation and an officers’ certificate certifying that such designation complied with foregoing conditions.
For the avoidance of doubt, TransDigm Receivables LLC constitutes a Securitization Entity as of the Issue Date.
“Senior Debt” means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, Holdings or any Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinate or pari passu in right of payment to the Notes or the Guarantees, as the case may be. Without limiting the generality of the foregoing, “Senior Debt” shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:
(x)    all monetary obligations of every nature of the Company, Holdings or any Guarantor under the Credit Facilities, including obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities;
(y)    all Interest Swap Obligations (and guarantees thereof); and
(z)    all obligations (and guarantees thereof) under Currency Agreements and Hedging Agreements, in each case whether outstanding on the Issue Date or thereafter incurred.
Notwithstanding the foregoing, “Senior Debt” shall not include:
(i)    any Indebtedness of the Company, Holdings or a Guarantor to the Company, Holdings or to a Subsidiary of the Company;
(ii)    any Indebtedness of the Company, Holdings or any Guarantor to, or guaranteed by the Company, Holdings or any Guarantor on behalf of, any shareholder, director, officer or employee of the Company, Holdings or any Subsidiary of the Company (including amounts owed for compensation) other than a shareholder who is also a lender (or an Affiliate of a lender) under the Credit Facilities;
(iii)    any amounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities but excluding secured purchase money obligations);
(iv)    Indebtedness represented by Disqualified Capital Stock;

(v)    any liability for Federal, state, local or other taxes owed or owing by the Company, any of the Guarantors or Holdings;
(vi)    that portion of any Indebtedness incurred in violation of the Indenture provisions set forth under “—Certain Covenants—Limitation on Incurrence of Additional Indebtedness” (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (vi) if the holder(s) of such obligation or their representative and the Trustee shall have received an officers’ certificate of the Company to the effect that the incurrence of such Indebtedness does not (or in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of the Indenture);
(vii)    Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company, any of the Guarantors or Holdings, as applicable; and
(viii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company, any of the Guarantors or Holdings.
“Senior Subordinated Debt” means, with respect to a Person, the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes, the 2027 Notes and the Notes (in the case of the Company) and the UK Notes (in the case of TD UK), Guarantees or the guarantees of the 2022 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes, the 2027 Notes and the UK Notes (in the case of a Guarantor or Holdings) and any other Indebtedness of such Person that specifically provides that such Indebtedness is to rank pari passu with the Notes or such Guarantee, as the case may be, in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of such Person which is not Senior Debt of such Person.
“Significant Subsidiary” with respect to any Person, means any Restricted Subsidiary of such Person that satisfies the criteria for a “significant subsidiary” set forth in Rule 1-02(w) of Regulation S-X under the Securities Act.
“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Company or any subsidiary of the Company which are reasonably customary, as determined in good faith by the Board of Directors of the Company, in an accounts receivable or equipment transaction.
“Subsidiary” with respect to any Person, means:
(i)    any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person; or
(ii)    any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.
“TD UK” means TransDigm UK Holdings plc, a public limited company incorporated under the laws of England and Wales.
“Total Assets” means, as of any date, the total consolidated assets of the Company and its Restricted Subsidiaries, as set forth on the Company’s most recently available internal consolidated balance sheet as of such date.
“Transaction” means the offering of the Notes as described in the Final Offering Memorandum and the redemption of all outstanding 2022 Notes.

“UK Notes” means TD UK’s 6.875% Senior Subordinated Notes due 2026 issued under an Indenture dated May 8, 2018, among TD UK, the Company, Holdings, and the guarantors from time to time party thereto and the Bank of New York Mellon Trust Company, N.A., as Trustee.
“Unrestricted Subsidiary” of any Person means:
(1)    any Subsidiary of such Person that at the time of determination shall be, or continue to be, designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and
(2)    any Subsidiary of an Unrestricted Subsidiary.
The Board of Directors of the Company may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated or another Unrestricted Subsidiary; provided that:
(1)    the Company certifies to the Trustee that such designation complies with the “Limitation on Restricted Payments” covenant; and
(2)    each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries.
The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with the “Limitation on Incurrence of Additional Indebtedness” covenant and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors of the Company shall be evidenced by a Board Resolution giving effect to such designation and an officers’ certificate certifying that such designation complied with the foregoing provisions.
Actions taken by an Unrestricted Subsidiary will not be deemed to have been taken, directly or indirectly, by the Company or any Restricted Subsidiary.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:
(1)    the then outstanding aggregate principal amount of such Indebtedness; into
(2)    the sum of the total of the products obtained by multiplying;
(a)    the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof; by
(b)    the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.
“Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a Restricted Subsidiary that is incorporated in a jurisdiction other than a State in the United States of America or the District of Columbia, directors’ qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Subsidiary of such Person.

BOOK-ENTRY, DELIVERY AND FORM
The original notes were sold to qualified institutional buyers in reliance on Rule 144A (the “Rule 144A Notes”), and in offshore transactions in reliance on Regulation S (the “Regulation S Notes”). The original notes were issued in registered, global form in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.
Rule 144A Notes are currently represented by one or more global notes in registered form without interest coupons (collectively, the “Rule 144A Global Notes”), and the Regulation S Notes are currently represented by one or more global notes in registered form without interest coupons (collectively, the “Temporary Regulation S Global Notes”). Beneficial ownership interests in a Temporary Regulation S Global Note will be exchangeable for interests in a Rule 144A Global Note, a permanent global note (the “Permanent Regulation S Global Note”), or a definitive note in registered certificated form (a “Certificated Note”), only after the expiration of the Distribution Compliance Period, as defined in the indenture, and then only (i) upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act and (ii) in the case of an exchange for a Certificated Note, in compliance with the requirements described under “—Exchange of Global Notes for Certificated Notes.” The Temporary Regulation S Global Note and the Permanent Regulation S Global Note are referred to herein as the “Regulation S Global Notes” and the Rule 144A Global Notes and the Regulation S Global Notes are collectively referred to herein as the “Global Notes.” The Global Notes were deposited upon issuance with the Trustee as custodian for The Depository Trust Company (“DTC”), in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC as described below. Beneficial interests in the Rule 144A Global Notes may not be exchanged for beneficial interests in the Regulation S Global Notes at any time except in the limited circumstances described below. See “—Exchanges Between Regulation S Notes and Rule 144A Notes.”
The exchange notes issued in exchange for the original notes will be represented by one or more fully registered global notes, without interest coupons and will be deposited upon issuance with the Trustee as custodian for DTC, in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant as described below.
Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the global notes may not be exchanged for notes in certificated form except in the limited circumstances described below. See “—Exchange of Global Notes for Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the global notes will not be entitled to receive physical delivery of exchange notes in certificated form.
Transfers of beneficial interests in the global notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants, which may change from time to time.
Depository Procedures
The following description of the operations and procedures of DTC is provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. Neither the Company nor the Trustee takes any responsibility for these operations and procedures, and investors are urged to contact the system or their participants directly to discuss these matters.
DTC has advised the Company that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the initial purchasers), banks, trust companies, clearing corporations and certain other organizations. Access to DTC’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through, or maintain a custodial relationship with, a Participant, either directly or indirectly (collectively, the “Indirect Participants”). Persons who are not

Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants.
The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.
DTC has also advised the Company that, pursuant to procedures established by it:
(1)    upon deposit of the global notes, DTC will credit the accounts of Participants designated by the initial purchasers with portions of the principal amount of the global notes; and
(2)    ownership of these interests in the global notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interests in the global notes).
Investors in the global notes who are Participants in DTC’s system may hold their interests therein directly through DTC. Investors in the global notes who are not Participants may hold their interests therein indirectly through organizations which are Participants in such system. All interests in a global note may be subject to the procedures and requirements of DTC. The laws of some states require that certain Persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a global note to such Persons will be limited to that extent. Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants, the ability of a Person having beneficial interests in a global note to pledge such interests to Persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.
Except as described below, owners of an interest in the global notes will not have exchange notes registered in their names, will not receive physical delivery of exchange notes in certificated form and will not be considered the registered owners or “holders” thereof under the indenture for any purpose.
Payments in respect of the principal of, and interest and premium and additional interest, if any, on a global note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered holder under the indenture. Under the terms of the indenture, the Company and the Trustee will treat the Persons in whose names the exchange notes, including the global notes, are registered as the owners of the exchange notes for the purpose of receiving payments and for all other purposes.
Consequently, neither the Company nor the Trustee nor any agent of the Company or the Trustee has or will have any responsibility or liability for:
(1)    any aspect of DTC’s records or any Participant’s or Indirect Participant’s records relating to, or payments made on account of, beneficial ownership interest in the global notes or for maintaining, supervising or reviewing any of DTC’s records, or any Participant’s or Indirect Participant’s records, relating to the beneficial ownership interests in the global notes; or
(2)    any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants.
DTC has advised the Company that its current practice, upon receipt of any payment in respect of securities such as the exchange notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless DTC has reason to believe it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC. Payments by the Participants and the Indirect Participants to the beneficial owners of exchange notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and

will not be the responsibility of DTC, the Trustee or the Company. Neither the Company nor the Trustee will be liable for any delay by DTC or any of its Participants in identifying the beneficial owners of the exchange notes, and the Company and the Trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.
Transfers between Participants in DTC will be effected in accordance with DTC’s procedures and will be settled in same-day funds.
DTC has advised the Company that it will take any action permitted to be taken by a holder of exchange notes only at the direction of one or more Participants to whose account DTC has credited the interests in the global notes and only in respect of such portion of the aggregate principal amount of the exchange notes as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the exchange notes, DTC reserves the right to exchange the global notes for legended exchange notes in certificated form and to distribute such exchange notes to its Participants.
Neither the Company nor the Trustee nor any of their respective agents will have any responsibility for the performance by DTC or the Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.
Exchange of Global Notes for Certificated Notes
A Global Note is exchangeable for certificated notes if:
(1)    DTC (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Notes, and DTC fails to appoint a successor depositary or (b) has ceased to be a clearing agency registered under the Exchange Act;
(2)    the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the certificated notes; or
(3)    there has occurred and is continuing a Default with respect to the exchange notes.
In addition, beneficial interests in a Global Note may be exchanged for certificated notes upon prior written notice given to the Trustee by or on behalf of DTC in accordance with the indenture. In all cases, certificated notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures).
Exchange of Certificated Notes for Global Notes
Certificated notes may not be exchanged for beneficial interests in any Global Note unless the transferor first delivers to the Trustee a written certificate (in the form provided in the indenture) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such notes.
Exchanges Between Regulation S Notes and Rule 144A Notes
Beneficial interests in the Temporary Regulation S Global Note may be exchanged for beneficial interests in the Permanent Regulation S Global Note or the Rule 144A Global Note only after the expiration of the Distribution Compliance Period and then only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Note are owned by, or being transferred to, either non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

Beneficial interests in a Rule 144A Global Note may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in the indenture) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available).
Transfers involving exchanges of beneficial interests between the Regulation S Global Notes and the Rule 144A Global Notes will be effected in DTC by means of an instruction originated by the Trustee through the DTC Deposit/Withdraw at Custodian system. Accordingly, in connection with any such transfer, appropriate adjustments will be made to reflect a decrease in the principal amount of the Regulation S Global Note and a corresponding increase in the principal amount of the Rule 144A Global Note or vice versa, as applicable. Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and will become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for so long as it remains such an interest.
Same Day Settlement and Payment
The Company will make payments in respect of the exchange notes represented by the global notes (including principal, premium, if any, interest and additional interest, if any) by wire transfer of immediately available funds to the accounts specified by the global note holder. The Company will make all payments of principal, interest and premium and additional interest, if any, with respect to certificated notes by wire transfer of immediately available funds to the accounts specified by the holders of the certificated notes or, if no such account is specified, by mailing a check to each such holder’s registered address. The exchange notes represented by the global notes are expected to trade in DTC’s Same-Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. The Company expects that secondary trading in any certificated notes will also be settled in immediately available funds.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations relating to the exchange of unregistered original notes for registered exchange notes pursuant to the exchange offer, but does not purport to be a complete analysis of all the potential tax considerations relating to the exchange offer. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, administrative rulings and pronouncements, and judicial decisions, all as in effect on the date of this prospectus and all of which are subject to change or to different interpretations, possibly with retroactive effect, which may result in U.S. federal income tax consequences different than those set forth below.
This discussion does not address all of the U.S. federal income tax considerations that may be relevant to a holder in light of such holder’s particular circumstances or to holders subject to special rules, such as banks or other financial institutions, entities or arrangements classified as partnerships or other pass-through entities for U.S. federal income tax purposes or investors in such entities, regulated investment companies, real estate investment trusts, expatriates or former U.S. citizens or U.S. residents, insurance companies, brokers or dealers in securities or commodities, holders that use a mark-to-market method of accounting for their securities holdings, U.S. holders whose functional currency is not the U.S. dollar, holders subject to the alternative minimum tax, tax-exempt organizations, controlled foreign corporations (within the meaning of the Code), passive foreign investment companies (within the meaning of the Code), persons deemed to sell the notes under the constructive sale provisions of the Code, persons holding the notes in tax-deferred accounts, or persons holding the notes as part of a “straddle,” “hedge,” “conversion transaction,” integrated security transaction or other risk reduction transaction. In addition, this discussion is limited to persons that hold the notes as “capital assets” within the meaning of the Code (generally, property held for investment). This discussion does not address U.S. federal tax laws other than those pertaining to the U.S. federal income tax (such as the gift tax, the estate tax and the Medicare tax) or the effect of any applicable state, local or non-U.S. tax laws. This summary is not binding on the Internal Revenue Service, which we refer to as the IRS. We have not sought and will not seek any rulings from the IRS with respect to the statements made in this summary, and there can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court.
The exchange of an original note for an exchange note pursuant to the exchange offer will not constitute a taxable exchange of the original note for U.S. federal income tax purposes. Rather, the exchange note a holder receives will be treated as a continuation of the holder’s investment in the corresponding original note surrendered in the exchange. Consequently, a holder will not recognize any taxable income, gain or loss upon the receipt of an exchange note pursuant to the exchange offer, the holder’s holding period for an exchange note will include the holding period for the original note exchanged pursuant to the exchange offer, and the holder’s tax basis in an exchange note will be the same as the adjusted tax basis in the original note immediately before such exchange.
THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSIDERATIONS ARISING UNDER OTHER U.S. FEDERAL TAX LAWS, THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR ANY APPLICABLE INCOME TAX TREATY.

PLAN OF DISTRIBUTION
Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for original notes where such original notes were acquired as a result of market-marketing activities or other trading activities. We have agreed that, for a period of 180 days after the expiration date, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.
We will not receive any proceeds from any such sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account, pursuant to the exchange offer, may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of exchange notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
For a period of 180 days after the expiration date we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the holders of the notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

LEGAL MATTERS
The validity of the exchange notes will be passed upon for us by Jones Day. Certain matters relating to the laws of the State of Connecticut will be passed on for us by Shipman & Goodwin LLP. Certain matters relating to the laws of the States of Washington and Wisconsin will be passed on for us by Perkins Coie LLP. Certain matters relating to the laws of the State of New Jersey will be passed on for us by Greenbaum, Rowe, Smith & Davis LLP. Certain matters relating to the laws of the Commonwealth of Virginia will be passed on for us by McGuireWoods LLP.
EXPERTS
The consolidated financial statements of TransDigm Group Incorporated appearing in TransDigm Group Incorporated’s Annual Report on Form 10-K for the year ended September 30, 2019 (including the schedule appearing therein), and the effectiveness of TransDigm Group Incorporated’s internal control over financial reporting as of September 30, 2019 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Esterline Technologies Corporation incorporated by reference in this prospectus from Esterline Technologies Corporation’s Annual Report on Form 10-K for the year ended September 28, 2018 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
WHERE YOU CAN FIND MORE INFORMATION
TransDigm Inc. is a wholly-owned subsidiary of TD Group. TD Group is subject to the periodic reporting and other informational requirements of the Exchange Act. In addition, under the terms of the indenture, we have agreed that whether or not required by the rules and regulations of the SEC, so long as any original notes or exchange notes are outstanding, we, or our parent, will furnish to the trustee and the holders of notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K, if we were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes our financial condition and results of operations and our consolidated subsidiaries and, with respect to the annual information only, a report thereon by our certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if we were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, we will file a copy of all such information and reports with the SEC for public availability, unless the SEC will not accept such a filing, and make such information available to securities analysts and prospective investors upon request. In addition, we have agreed that, for so long as any notes remain outstanding, we will furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Notwithstanding the above, under the terms of the indenture, subject to certain exceptions, if either TransDigm Inc. or TD Group is acquired by an entity that has received an investment grade rating from both Moody’s Investors Service and S&P Global Ratings and that files current and periodic reports with the SEC, the requirements in the indenture that either TransDigm Inc. or TD Group file current and periodic reports with the SEC will be suspended. See “Description of the Exchange Notes—Certain Covenants.”
Our filings with the SEC are available to the public from the SEC’s website at www.sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
The SEC allows us to “incorporate by reference” information that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus. Information in this prospectus supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus, while information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering under this prospectus (other than any information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K unless we specifically state in such Current Report that such information is to be considered “filed” under the Exchange Act, or we incorporate it by reference into a filing under the Securities Act or the Exchange Act), including any such reports filed after the date of this registration statement and prior to effectiveness:

•	Our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, filed with the SEC on November 19, 2019;

•	Our Quarterly Reports on Form 10-Q for the quarters ended December 28, 2019 and March 28, 2020, filed with the SEC on February 4, 2020 and May 5, 2020, respectively;

•
Our Current Reports on Form 8-K, filed with the SEC on October 4, 2019 (Items 5.02 and 5.07 only), November 13, 2019 (Items 1.01 and 2.03 only), February 6, 2020 (Items 1.01 and 2.03 only), March 23, 2020, April 8, 2020 (Items 1.01 and 2.03 only), April 17, 2020 (Items 1.01 and 2.03 only) and April 24, 2020 (Item 8.01 only);

•
The audited consolidated financial statements of Esterline as of September 28, 2018 and for the year ended September 28, 2018, as well as the accompanying notes, as included in Item 8 of Part II of Esterline’s Annual Report on Form 10-K, as filed with the SEC on November 21, 2018 (File No. 001-06357); and

•	Part 1, Item 1 of Esterline’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2018 (SEC File No. 001-06357).
We will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon written or oral request of such person, a copy of any or all of the documents incorporated by reference in this prospectus, other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents. Requests may be made in writing to: TransDigm Group Incorporated, 1301 East 9th Street, Suite 3000, Cleveland, Ohio 44114, Attn: Chief Financial Officer, or by telephone at (216) 706-2960. In order to ensure timely delivery of this information, any request should be made by                                          , five business days prior to the expiration date of the exchange offer.

TransDigm Inc.

OFFER TO EXCHANGE

Up to $2,650,000,000 aggregate principal amount of its 5.500% Senior Subordinated Notes due 2027 registered under the Securities Act of 1933 for
any and all outstanding 5.500% Senior Subordinated Notes due 2027 that were issued on November 13, 2019

PROSPECTUS

Until    , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART II

Information Not Required in Prospectus
Item 20. Indemnification of Directors and Officers.
TransDigm Inc.’s certificate of incorporation and bylaws and the certificates of incorporation and bylaws of TransDigm Group Incorporated, Acme Aerospace, Inc., AeroControlex Group, Inc., Airborne Acquisition, Inc., Airborne Global, Inc., Airborne Holdings, Inc., Airborne Systems North America Inc., Airborne Systems NA Inc., Airborne Systems North America of CA Inc., AmSafe Global Holdings, Inc., AmSafe, Inc., Aviation Technologies, Inc., Bridport Erie Aviation, Inc., Bridport Holdings, Inc., Bruce Aerospace Inc., Data Device Corporation, Dukes Aerospace, Inc., Extant Components Group Holdings, Inc., Extant Components Group Intermediate, Inc., ILC Holdings, Inc., Kirkhill Inc., MarathonNorco Aerospace, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc., North Hills Signal Processing Corp., North Hills Signal Processing Overseas Corp., Pexco Aerospace, Inc., Semco Instruments, Inc., Skurka Aerospace Inc., TEAC Aerospace Holdings, Inc., TEAC Aerospace Technologies, Inc., Esterline Technologies Corporation, Esterline International Company, Leach Holding Corporation, Leach International Corporation, Leach Technology Group, Inc., Angus Electronics Co., Auxitrol Weston USA, Inc., Hytek Finishes Co., Mason Electric Co., Palomar Products, Inc., Korry Electronics Co., Armtec Defense Products Co., Armtec Countermeasures Co., Armtec Countermeasures TNO Co., Shield Restraint Systems, Inc., Racal Acoustics, Inc. and TDG ESL Holdings Inc. generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law or on a substantially similar basis. Similarly, the articles of incorporation and bylaws of Adams Rite Aerospace, Inc., Hartwell Corporation, PneuDraulics, Inc., TA Aerospace Co., Janco Corporation and NMC Group, Inc. generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under California law or on a substantially similar basis. Similarly, the certificates of incorporation and bylaws of Arkwin Industries, Inc., Beta Transformer Technology Corporation, Tactair Fluid Controls, Inc., Young & Franklin Inc. and Norwich Aero Products, Inc. generally provide for the indemnification of its officers and directors to the fullest extent permitted under New York law or on a substantially similar basis. Similarly, the articles of incorporation of Avionics Specialties, Inc. generally provide for the indemnification of its respective officers and directors to the fullest extent permitted under Virginia law. Similarly, the articles of incorporation or bylaws of Avista, Incorporated generally provide for the indemnification of its respective officers and directors to the fullest extent permitted under Wisconsin law. The articles of incorporation and bylaws of Bridport-Air Carrier, Inc. generally provide for the indemnification of its respective officers and directors to the fullest extent permitted under Washington law, while the articles of incorporation and bylaws of Avtechyee, Inc. do not reference the indemnification of its respective officers and directors and are thereby subject to the statutory default rules governing indemnification provided by Washington law (described in further detail, below). The limited liability company agreements of Aerosonic LLC, Avionic Instruments LLC, Beta Transformer Technology LLC, Breeze-Eastern LLC, CEF Industries, LLC, Champion Aerospace LLC, Electromech Technologies LLC, Johnson Liverpool LLC, McKechnie Aerospace US LLC, Transicoil LLC, CMC Electronics Aurora LLC, Esterline Europe Company LLC, TREALITY SVS LLC, ScioTeq LLC, Esterline Technologies SGIP LLC, Schneller LLC, Telair International LLC, Telair US LLC and 17111 Waterview Pkwy LLC generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Delaware law or on a substantially similar basis. In addition, the operating agreements of CDA InterCorp LLC, Symetrics Industries, LLC and Symetrics Technology Group, LLC generally provide for the indemnification of their respective officers and directors to the fullest extent permitted under Florida law or on a substantially similar basis.
TransDigm Inc., TransDigm Group Incorporated, Acme Aerospace, Inc., AeroControlex Group, Inc., Airborne Acquisition, Inc., Airborne Global, Inc., Airborne Holdings, Inc., Airborne Systems NA Inc., Airborne Systems North America Inc., Airborne Systems North America of CA Inc., AmSafe Global Holdings, Inc., AmSafe, Inc., Aviation Technologies, Inc., Bridport Erie Aviation, Inc., Bridport Holdings, Inc., Bruce Aerospace Inc., Data Device Corporation, Dukes Aerospace, Inc., Extant Components Group Holdings, Inc., Extant Components Group Intermediate, Inc., ILC Holdings, Inc., Kirkhill Inc., MarathonNorco Aerospace, Inc., McKechnie Aerospace DE, Inc., McKechnie Aerospace Holdings, Inc., North Hills Signal Processing Corp., North Hills Signal Processing Overseas Corp., Pexco Aerospace, Inc., Semco Instruments, Inc., Shield Restraint Systems, Inc., Skurka Aerospace

Inc., TEAC Aerospace Holdings, Inc., TEAC Aerospace Technologies, Inc., Esterline Technologies Corporation, Esterline International Company, Leach Holding Corporation, Leach International Corporation, Leach Technology Group, Inc., Angus Electronics Co., Auxitrol Weston USA, Inc., Hytek Finishes Co., Mason Electric Co., Palomar Products, Inc., Korry Electronics Co., Armtec Defense Products Co., Armtec Countermeasures Co., Armtec Countermeasures TNO Co., Racal Acoustics, Inc. and TDG ESL Holdings Inc. are incorporated under the laws of the State of Delaware. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation—a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement, or otherwise.
TransDigm Group Incorporated also maintains a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers.
TransDigm UK Holdings plc’s articles of association provide that each of its directors and officers (other than an auditor) are entitled to be indemnified by TransDigm UK Holdings plc against any liability incurred by or attaching to such director or officer in the actual or proposed execution and discharge of his duties, the exercise or purported exercise of his powers or otherwise in relation to his duties, powers or office. TransDigm UK Holdings plc’s articles of association also provide that it may purchase and maintain insurance for or for the benefit of any persons who are or were at any time its directors, officers or employees against any liability incurred by such persons in respect of any act or omission in the actual or purported exercise of their powers and/or otherwise in relation to TransDigm UK Holdings plc and, to such extent as may be permitted by law, otherwise to indemnify or to exempt any such person against or from any such liability. However, in the case of a director, such indemnity does not extend to any indemnity rendered void by the Companies Act 2006. The Companies Act 2006 generally renders void an indemnity for a director against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director.
Aerosonic LLC, Avionic Instruments LLC, Beta Transformer Technology LLC, Breeze-Eastern LLC, CEF Industries, LLC, Champion Aerospace LLC, Electromech Technologies LLC, Johnson Liverpool LLC, McKechnie Aerospace US LLC, Schneller LLC, Telair International LLC, Telair US LLC, Transicoil LLC, Whippany Actuation Systems, LLC, CMC Electronics Aurora LLC, Esterline Europe Company LLC, TREALITY SVS LLC, ScioTeq LLC, Esterline Technologies SGIP LLC and 17111 Waterview Pkwy LLC are limited liability companies formed under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides, subject to standards and restrictions set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
Adams Rite Aerospace, Inc., Hartwell Corporation, PneuDraulics, Inc., TA Aerospace Co., Janco Corporation and NMC Group, Inc. are incorporated under the laws of the State of California. Section 317 of the California General Corporation Law provides that a California corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than in certain derivative actions as described below, by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a corporation that was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation, against expenses, including attorneys’ fees, judgments, fines, settlements and other amounts actually or reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the case of a derivative action, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders unless and only to the extent that the court in which action or suit is or was pending shall determine that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for these expenses which this court shall deem proper. Section 317 further provides that to the extent that the director, officer, employee or agent of a corporation has been successful on the merits in defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually or reasonably incurred by him or her in connection with such defense.
CDA InterCorp LLC, Symetrics Industries, LLC and Symetrics Technology Group, LLC are limited liability companies formed under the laws of the State of Florida. Section 605.0408 of the Florida Revised Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement, a limited liability company may indemnify and hold harmless a person with respect to a claim or demand against the person and a debt, obligation, or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager if the claim, demand, debt, obligation, or other liability does not arise from does not arise from: (1) a distribution made by the company where after the distribution either (a) the company would not be able to pay its debts as they become due in the ordinary course of the company’s activities and affairs, or (b) the company’s total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy certain preferential distribution rights; (2) a breach related to the management of the limited liability company; (3) an improper delegation of rights and powers to manage and control the business and affairs of the company; (4) a breach of the rules and requirements for the selection, terms, and removal of managers in a manager-managed limited liability company; (5) a breach relating to the voting rights of members and managers; (6) a breach relating to the agency rights of members and managers in a limited liability company; or (7) a breach of the standards of conduct for members and managers, including the fiduciary duties of loyalty and care and the obligation of good faith and fair dealing.
AvtechTyee, Inc. and Bridport-Air Carrier, Inc. are incorporated under the laws of the State of Washington. Sections 23B.08.320 and 23B.08.500 through 23B.08.603 of the Washington Business Corporations Act, or the WBCA, contain specific provisions relating to indemnification of directors and officers of Washington corporations. In general, the WBCA provides that unless limited by the articles of incorporation (a) a corporation shall indemnify a director or officer who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she is a party because of being an officer or director of the corporation against reasonable expenses incurred by the officer or director in connection with the proceeding, and (b) a corporation may indemnify a director or officer for reasonable expenses, if it is determined as provided in the WBCA that the director’s or officer’s actions met a certain standard of conduct, provided, however, that the corporation may not indemnify a director or officer: (i) who is found to be liable to the corporation, (ii) who is found to have received an improper personal benefit, (iii) for actions adjudged to be intentional misconduct or knowing violations of law, or (iv) from liability for authorizing unlawful distributions to shareholders. Unless the articles of incorporation provide otherwise, the WBCA also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification or advance of expenses and the court may order indemnification or advance of expenses under certain circumstances set forth in the WBCA. The WBCA further provides that a corporation may in its articles of incorporation or bylaws or by resolution provide indemnification in addition to that provided by the WBCA, subject to certain conditions.
Arkwin Industries, Inc., Beta Transformer Technology Corporation, Tactair Fluid Controls, Inc., Young & Franklin Inc., Norwich Aero Products, Inc. are incorporated under the laws of the State of New York. Section 722 of the New York Business Corporation Law provides that a New York corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings, whether civil, criminal or otherwise (other than action by or in the right of the corporation (“derivative actions”)), if they acted in good faith for a purpose they reasonably believed to be in or, in the case of service for another entity, not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions except that no indemnification shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim as to which such person is adjudged liable to the corporation unless and only to the extent approved by a court. Under Section 723 of the New York Business Corporation law, if a person has been successful in the defense of an action described above, he or she shall be entitled to indemnification. The foregoing is not exclusive of other indemnification that may be granted to a director or officer under a certificate of incorporation, bylaws, resolution or contract.
Texas Rotronics, Inc. is incorporated under the laws of the State of Texas. Article 2.02-1 of the Texas Business Corporation Act (the “Texas Statute”) provides that a Texas corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined that the person: (a) conducted himself or herself in good faith; (b) reasonably believed: (i) in the case of conduct in his or her official capacity as a director of the corporation, that his or her conduct was in the corporation’s best interests; (ii) in all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and (iii) in the case of any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Texas corporation is not permitted to indemnify a director in respect of a proceeding: (a) in which the person is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in the person’s official capacity; or (b) in which the person is found liable to the corporation. A person may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation. Where a director is successful, on the merits or otherwise, in the defense of a proceeding referred to above, the Corporation must indemnify such director against reasonable expenses incurred by him or her. The Texas statute further authorizes a Texas corporation to indemnify an officer, employee or agent of the corporation to the same extent as a director. In addition, Article 2.02-1 of the Texas Statute authorizes a Texas corporation to purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him or her against that liability under the Texas Statute.
HarcoSemco LLC is a limited liability company organized under the laws of the State of Connecticut. Section 34-255g of the Connecticut Limited Liability Company Act provides that:
(a)    A limited liability company shall reimburse a member of a member-managed company or the manager of a manager-managed company for any payment made by the member or in the course of the member’s or manager’s activities on behalf of the company, if the member or manager complied with sections 34-255f and 34-255h in making the payment.
(b)    In the ordinary course of its duties and affairs, a limited liability company may indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation or other liability incurred by the person by reason of the person’s former or present capacity as a member, manager or officer if the claim, demand, debt, obligation or other liability does not arise from the person’s breach of section 34-255d, 34-255f or 34-255h.
(c)    A limited liability company shall indemnify and hold harmless a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding with respect to any claim or demand against the person by reason of the person’s former or present capacity as a member, manager or officer of the company from and against reasonable expenses, including attorney’s fees and costs incurred by the person in connection with such claim or demand. As used in this subsection, “proceeding” means any threatened, pending or completed action, arbitration, investigation, suit or proceeding, whether civil, criminal or administrative and whether formal or informal.
(d)    In the ordinary course of its activities and affairs, a limited liability company may advance reasonable expenses, including attorney’s fees and costs, incurred by a person in connection with a claim or demand against the person by reason of the person’s former or present capacity as a member, manager or officer of the company if the person promises to repay the company if the person ultimately is determined not to be entitled to be indemnified under subsection (b) of this section.
(e)    A limited liability company may purchase and maintain insurance on behalf of a member, manager or officer of the company against liability asserted against or incurred by the member, manager or officer in that capacity or arising from that status even if, under subdivision (7) of subsection (c) of section 34-243d, the operating agreement could not eliminate or limit the person’s liability to the company for the conduct giving rise to the liability.
The operating agreement of HarcoSemco LLC provides that HarcoSemco LLC shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of HarcoSemco LLC) by reason of the fact that he is or was a member, manager or officer of HarcoSemco LLC, or is or was serving at the request of HarcoSemco LLC as a member, manager, director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of HarcoSemco LLC, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of HarcoSemco LLC, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Furthermore, the operating agreement of HarcoSemco LLC provides that HarcoSemco LLC shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of HarcoSemco LLC to procure a judgment in its favor by reason of the tact that he is or was a member, manager or officer of HarcoSemco LLC, or is or was serving at the request of HarcoSemco LLC as a member, manager, director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of HarcoSemco LLC and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Airborne Systems North America of NJ Inc. is incorporated under the laws of the State of New Jersey. Section 14A:3-5(2) of the New Jersey Statutes Annotated authorizes a New Jersey corporation to indemnify a corporate agent, which includes directors and officers, against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.
Under Section 14A:3-5(3) of the New Jersey Statutes Annotated, a New Jersey corporation has the power to indemnify a corporate agent against his expenses in connection with any proceeding by or in the right of the corporation to procure a judgment in its favor which involves the corporate agent by reason of his being or having been such corporate agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. However, in such proceeding no indemnification shall be provided in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged to be liable to the corporation, unless and only to the extent that the New Jersey Superior Court or the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all circumstances of the case, such corporate agent is fairly and reasonably entitled to indemnity for such expenses as the New Jersey Superior Court or such other court shall deem proper.
A New Jersey corporation shall indemnify a corporate agent against expenses to the extent such corporate agent has been successful on the merits or otherwise in any proceeding referred to in Sections 14A:3-5(2) and 14A:3-5(3) or in defense of any claim, issue or matter therein.
Avionics Specialties, Inc. is incorporated under the laws of the commonwealth of Virginia. Sections 13.1-697(A) and 13.1-702 of the Code of Virginia, 1950, as amended (the “Virginia Code”), provides that an individual made a party to a proceeding because he is or was a director or officer of a corporation is entitled to indemnification by such corporation against liability incurred in the proceeding, (a) if he conducted himself in good faith, (b) he believed, (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests, and (ii) in all other cases, that his conduct was at least not opposed to its best interests, and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Unless ordered by a court under subsection C of 13.1-700.1 of the Virginia Code, a corporation may not indemnify a director or an officer (a) in connection with a proceeding by or in the right of the corporation except for expenses incurred in connection with the proceeding if it is determined that the director or officer has met the relevant standard set forth in the preceding sentence, or (b) in connection with any other proceeding charging improper personal benefit to the director or officer, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Sections 13.1-698 and 13.1-702 of the Virginia Code provides that unless limited by its articles of incorporation, a corporation shall indemnify a director or officer who is wholly successful, on merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director or officer of the corporation against expenses incurred by him in connection with the proceeding. The articles of incorporation of Avionics Specialties, Inc. have no such limitations and the articles of incorporation of Avionics Specialties, Inc. provide that its directors and officers are indemnified to the maximum extent provided by law.
Skandia, Inc. is incorporated under the laws of the State of Illinois. Under Section 8.75 of the Illinois Business Corporation Act of 1983 (the “ILBCA”), a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (i) if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe such conduct was unlawful.
In actions brought by or in the right of the corporation, a corporation may indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court shall deem proper. To the extent that such person has been successful on the merits or otherwise in defending any such action, suit or proceeding referred to above or any claim, issue or matter therein, he or she is entitled to indemnification for expenses

(including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation.
Section 8.75(f) of the ILBCA further provides that the indemnification and advancement of expenses provided by or granted under Section 8.75 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.
The bylaws of Skandia, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the ILBCA. The bylaws also provide that Skandia, Inc. may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee of agent of the Corporation, or is or was serving at the request of Skandia, Inc. as a director, officer, member, manager, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not Skandia, Inc. would have the power to indemnify him against such liability under the provisions of its bylaws.
Avista, Incorporated is incorporated under the laws of the State of Wisconsin. Under Section 180.0851(1) of the Wisconsin Business Corporation Law, a Wisconsin corporation must indemnify a director or officer, to the extent that such person has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the director or officer is or was a party because such person is or was a director or officer of the corporation. Pursuant to Section 180.0851(2) of the Wisconsin Business Corporation Law, if a director or officer has not been successful on the merits or otherwise in the defense of a proceeding, the corporation must indemnify the director or officer against liability in a proceeding to which such director or officer was a party because such person is or was a director or officer of the corporation, unless liability was incurred because the director or officer breached or failed to perform a duty that such person owes to the corporation and the breach or failure to perform constitutes any of the following: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of the criminal law, unless the director or officer had reasonable cause to believe that such conduct was lawful or no reasonable cause to believe that such conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct.

Item 21. Exhibits and Financial Statement Schedules.
(a)    Exhibits.
Exhibit Index

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.1	Second Amended and Restated Certificate of Incorporation, filed April 28, 2014, of TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed April 28, 2014 (File No. 001-32833)
3.2	Third Amended and Restated Bylaws of TransDigm Group Incorporated	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed January 30, 2018 (File No. 001-32833)
3.3	Certificate of Incorporation, filed July 2, 1993, of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)
3.4	Certificate of Amendment, filed July 22, 1993, of the Certificate of Incorporation of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)
3.5	Bylaws of NovaDigm Acquisition, Inc. (now known as TransDigm Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)
3.6	Certificate of Incorporation, filed July 10, 2009, of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2009 (File No. 001-32833)
3.7	By-laws of Acme Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2009 (File No. 001-32833)
3.8	Articles of Incorporation, filed July 30, 1986, of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)
3.9	Certificate of Amendment, filed September 12, 1986, of the Articles of Incorporation of ARP Acquisition Corporation (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)
3.10	Certificate of Amendment, filed January 27, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)
3.11	Certificate of Amendment, filed December 31, 1992, of the Articles of Incorporation of Adams Rite Products, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.12	Certificate of Amendment, filed August 11, 1997, of the Articles of Incorporation of Adams Rite Sabre International, Inc. (now known as Adams Rite Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)
3.13	Amended and Restated Bylaws of Adams Rite Aerospace, Inc.	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed April 23, 1999 (File No. 333-71397)
3.14	Certificate of Incorporation, filed June 18, 2007, of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.15	By-laws of AeroControlex Group, Inc.	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.16	Certificate of Formation, filed September 25, 2013, of Aerosonic LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.17	Limited Liability Company Agreement of Aerosonic LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.18	Certificate of Incorporation, filed November 13, 2009, of Airborne Acquisition, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.19	Bylaws of Airborne Acquisition, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.20	Amended and Restated Certificate of Incorporation, filed January 25, 2010, of HDT International Holdings, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.21	Certificate of Amendment of Certificate of Incorporation, filed February 24, 2010, of HDT International Holdings, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.22	Certificate of Amendment of Certificate of Incorporation, filed December 10, 2013, of HDT Global, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.23	Bylaws of HDT International Holdings, Inc. (now known as Airborne Global, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.24	Certificate of Incorporation, filed November 13, 2009, of Airborne Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.25	Bylaws of Airborne Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.26	Certificate of Incorporation, filed September 1, 1995, of Wardle Storeys Inc. (now known as Airborne Systems NA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.27	Certificate of Amendment to Certificate of Incorporation, filed May 28, 2002, of Wardle Storeys Inc. (now known as Airborne Systems NA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.28	Bylaws of Airborne Systems NA Inc., as amended	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.29	Certificate of Incorporation, filed April 23, 2007, of Airborne Systems North America Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.30	Bylaws of Airborne Systems North America Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.31	Certificate of Incorporation, filed April 25, 1989, of Irvin Industries (Del), Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.32	Certificate of Amendment of Certificate of Incorporation, filed June 2, 1989, of Irvin Industries (Del), Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.33	Certificate of Amendment of Certificate of Incorporation, filed April 30, 1996, of Irvin Industries, Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.34	Certificate of Amendment to Certificate of Incorporation, filed April 23, 2007, of Irvin Aerospace Inc. (now known as Airborne Systems North America of CA Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.35	Bylaws of Airborne Systems North America of CA Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.36	Certificate of Incorporation, Profit, filed October 28, 1994, of Wardle Storeys (Parachutes) Inc. (now known as Airborne Systems North America of NJ Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.37	Certificate of Merger, filed February 9, 1995, of Para-Flite Inc. with and into Wardle Storeys (Parachutes) Inc. (now known as Airborne Systems North America of NJ Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.38	Certificate of Amendment to Certificate of Incorporation, filed April 23, 2007, of Para-Flite Inc. (now known as Airborne Systems North America of NJ Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.39	Certificate of Correction to Certificate of Incorporation, filed June 27, 2007, of Airborne Systems North America of NJ Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.40	Bylaws, as amended, of Airborne Systems North America of NJ Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.41	Certificate of Incorporation, filed May 8, 1985, of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to Form TransDigm Group Incorporated’s 10-Q, filed May 9, 2012 (File No. 001-32833)
3.42	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005, of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.43	By-Laws of Am-Safe, Inc. (now known as AmSafe, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.44	Certificate of Incorporation, filed October 16, 2007, of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.45	Second Amended and Restated By-Laws of AmSafe Global Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.46	Restated Certificate of Incorporation, filed July 10, 1967, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)
3.47	Certificate of Amendment of Certificate of Incorporation, filed November 4, 1981, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)
3.48	Certificate of Amendment of Certificate of Incorporation, filed June 11, 1999, of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)
3.49	By-laws of Arkwin Industries, Inc.	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed June 27, 2013 (File No. 333-186494)
3.50	Amended and Restated Certificate of Incorporation of Aviation Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.51	By-laws of Wings Holdings, Inc. (now known as Aviation Technologies, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.52	Certificate of Formation, effective June 28, 2007, of Avionic Instruments LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.53	Limited Liability Company Agreement of Avionic Instruments LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No.333-144366)
3.54	Articles of Incorporation, filed December 29, 1992, of Avionics Specialties, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.55	Bylaws of Avionics Specialties, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.56	Articles of Incorporation, filed October 3, 1963, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.57	Amendment to Articles of Incorporation, filed March 30, 1984, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.58	Amendment to Articles of Incorporation, filed April 17, 1989, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.59	Articles of Amendment of Articles of Incorporation, filed July 17, 1998, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.60	Articles of Amendment to Articles of Incorporation, filed May 20, 2003, of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.61	Articles of Amendment to Articles of Incorporation, filed May 2, 2012, of AvtechTyee, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 16, 2012 (File No. 001-32833)
3.62	By-laws of Avtech Corporation (now known as AvtechTyee, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.63	Certificate of Incorporation, filed October 24, 1977, of Transformer Technology Corporation (now known as Beta Transformer Technology Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.64	Certificate of Amendment of Certificate of Incorporation, filed December 1, 1977, of Transformer Technology Corporation (now known as Beta Transformer Technology Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.65	By-laws of Transformer Technology Corporation (now known as Beta Transformer Technology Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.66	Amended and Restated Limited Liability Company Agreement, filed July 7, 2016, of Beta Transformer Technology LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.67	Limited Liability Company Certificate of Formation of Breeze-Eastern LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 11, 2016 (File No. 001-32833)
3.68	Limited Liability Company Agreement of Breeze-Eastern LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 11, 2016 (File No. 001-32833)
3.69	Articles of Incorporation, filed February 6, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.70	Articles of Amendment, filed February 23, 1998, of Air Carrier Acquisition Corp. (now known as Bridport-Air Carrier, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.71	Articles of Amendment, filed December 14, 1999, of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.72	Amended and Restated By-Laws of Bridport-Air Carrier, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.73	Certificate of Incorporation, filed May 9, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.74	Certificate of Amendment of Certificate of Incorporation, filed May 30, 2000, of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.75	Certificate of Amendment of Certificate of Incorporation, filed June 19, 2000, of Bridport Erie Aviation, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.76	Amended and Restated By-Laws of Erie Acquisition Corp. (now known as Bridport Erie Aviation, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.77	Certificate of Incorporation, filed July 2, 2004, of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.78	Amended and Restated By-Laws of Bridport Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.79	Certificate of Incorporation, filed August 6, 2007, of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 21, 2007 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.80	By-laws of Bruce Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 21, 2007 (File No. 001-32833)
3.81	Articles of Organization of CDA InterCorp LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.82	Operating Agreement of CDA InterCorp LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.83	Certificate of Formation, filed September 30, 2009, of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 24, 2009 (File No. 001-32833)
3.84	Limited Liability Company Agreement of CEF Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 24, 2009 (File No. 001-32833)
3.85	Certificate of Formation, effective June 30, 2007, of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.86	Limited Liability Company Agreement of Champion Aerospace LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.87	Certificate of Incorporation, filed October 23, 1970, of ILC Data Devices Corporation (now known as Data Device Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.88	Certificate of Amendment of Certificate of Incorporation, filed April 23, 1999, of ILC Data Device Corporation (now known as Data Device Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.89	Certificate of Amendment of Certificate of Incorporation, filed July 14, 2014, of Data Device Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.90	By-laws of ILC Data Devices Corporation (now known as Data Device Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.91	Certificate of Incorporation, filed November 20, 2009, of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed December 4, 2009 (File No. 001-32833)
3.92	By-laws of Dukes Aerospace, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed December 4, 2009 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.93	Certificate of Formation, filed February 29, 2000, of Western Sky Industries, LLC (now known as Electromech Technologies LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.94	Certificate of Amendment, filed December 18, 2013, of Western Sky Industries, LLC (now known as Electromech Technologies LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 5, 2014 (File No. 001-32833)
3.95	Fourth Amended and Restated Limited Liability Agreement of Electromech Technologies LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.96	Articles of Organization, as amended, of HarcoSemco LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.97	First Amended and Restated Limited Liability Company Agreement of HarcoSemco LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.98	Articles of Incorporation, filed May 10, 1957, of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.99	Certificate of Amendment, filed June 9, 1960, of Articles of Incorporation of Hartwell Aviation Supply Company (now known as Hartwell Corporation)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.100	Certification of Amendment, filed October 23, 1987, of Articles of Incorporation of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.101	Certificate of Amendment, filed April 9, 1997, of Articles of Incorporation of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.102	By-laws of Hartwell Corporation	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.103	Amended and Restated Certificate of Incorporation of ILC Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.104	By-laws, as amended, of ILC Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.105	Certificate of Formation, filed January 26, 2007, of Johnson Liverpool LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.106	Amended and Restated Limited Liability Company Agreement of Johnson Liverpool LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.107	Certificate of Incorporation, filed March 28, 1994, of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)
3.108	Certificate of Amendment, filed May 18, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)
3.109	Certificate of Amendment, filed May 24, 1994, of the Certificate of Incorporation of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)
3.110	Certificate of Amendment, filed August 28, 2003, of the Certificate of Incorporation of Marathon Power Technologies Company (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 28, 2006 (File No. 001-32833)
3.111	Bylaws of MPT Acquisition Corp. (now known as MarathonNorco Aerospace, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Holding Company’s Form S-4, filed January 29, 1999 (File No. 333-71397)
3.112	Certificate of Incorporation, filed April 13, 2007, of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.113	By-laws of McKechnie Aerospace DE, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.114	Certificate of Incorporation, filed April 25, 2007, of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.115	By-laws of McKechnie Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.116	Certificate of Formation, filed May 11, 2005, of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.117	Certificate of Amendment, filed May 11, 2007, to Certificate of Formation of Melrose US 3 LLC (now known as McKechnie Aerospace US LLC)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.118	Limited Liability Company Agreement of McKechnie Aerospace US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.119	Restated Certificate of Incorporation, filed June 27, 2014, of North Hills Signal Processing Corp.	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.120	By-laws of Porta Systems Corp. (now known as North Hills Signal Processing Corp.)	Incorporated by reference to TransDigm Inc’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)
3.121	Certificate of Incorporation, as amended, of Porta Systems Overseas Corp. (now known as North Hills Signal Processing Overseas Corp.)	Incorporated by reference to TransDigm Inc’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)
3.122	By-laws of Porta Systems Overseas Corp. (now known as North Hills Signal Processing Overseas Corp.)	Incorporated by reference to TransDigm Inc’s and TransDigm Group Incorporated’s Form S-4, filed May 10, 2017 (File No. 333-217850)
3.123	Certificate of Incorporation, filed April 28, 2015, of PX Acquisition Co. (now known as Pexco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2015 (File No. 001-32833)
3.124	Certificate of Amendment of Certificate of Incorporation, filed May 14, 2015, of PX Acquisition Co. (now known as Pexco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2015 (File No. 001-32833)
3.125	By-laws of PX Acquisition Co. (now known as Pexco Aerospace, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 5, 2015 (File No. 001-32833)
3.126	Articles of Incorporation, filed October 3, 1956, of PneuDraulics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 13, 2015 (File No. 001-32833)
3.127	Certificate of Amendment of Articles of Incorporation, filed December 9, 1970, of Articles of Incorporation of PneuDraulics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 13, 2015 (File No. 001-32833)
3.128	Restated By-laws of PneuDraulics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 13, 2015 (File No. 001-32833)
3.129	Limited Liability Company Certificate of Formation, filed May 30, 2007, of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2012 (File No. 001-32833)
3.130	Amended and Restated Limited Liability Company Agreement, dated August 31, 2011, of Schneller LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2012 (File No. 001-32833)
3.131	Certificate of Incorporation, as amended, of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed September 7, 2010 (File No. 001-32833)
3.132	Certificate of Amendment of Certificate of Incorporation, filed October 17, 2012, of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 16, 2012 (File No. 001-32833)
3.133	Amended and Restated By-laws of Semco Instruments, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed September 7, 2010 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.134	Certificate of Incorporation, filed September 16, 1994, of Am-Safe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.135	Certificate of Amendment of Certificate of Incorporation, filed May 19, 2005, of AmSafe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.136	Certificate of Amendment of Certificate of Incorporation, filed August 27, 2014, of AmSafe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 14, 2014 (File No. 001-32833)
3.137	By-laws of Am-Safe Commercial Products, Inc. (now known as Shield Restraint Systems, Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 9, 2012 (File No. 001-32833)
3.138	Certificate of Incorporation, filed December 22, 2004, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed October 11, 2006 (File No. 333-137937)
3.139	By-laws, as amended, of Skurka Aerospace Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.140	Certificate of Incorporation, filed August 22, 1986, of Tactair Fluid Controls, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.141	Certificate of Amendment, filed June 8, 1998, of Certificate of Incorporation of Tactair Fluid Controls, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.142	By-Laws, as amended, of Tactair Fluid Controls, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.143	Certificate of Formation, filed March 27, 2015, of Telair International LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)
3.144	Limited Liability Company Agreement of Telair International LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)
3.145	Certificate of Formation, filed February 23, 2015, of Telair US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)
3.146	Limited Liability Company Agreement of Telair US LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 5, 2015 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.147	Articles of Incorporation, filed August 6, 1999, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed February 8, 2011 (File No. 001-32833)
3.148	By-laws, as amended, of Texas Rotronics, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.149	Certificate of Formation, effective June 30, 2007, of Transicoil LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.150	Limited Liability Company Agreement of Transicoil LLC	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed July 6, 2007 (File No. 333-144366)
3.151	Certificate of Formation, filed June 13, 2013, of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4/A, filed June 27, 2013 (File No. 333-186494)
3.152	Limited Liability Company Agreement of Whippany Actuation Systems, LLC	Incorporated by reference to Amendment No. 3 to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4/A, filed June 27, 2013 (File No. 333-186494)
3.153	Restated Certificate of Incorporation of Young & Franklin Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.154	By-laws, as amended, of Young & Franklin Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 9, 2018 (File No. 001-32833)
3.155	Certificate of Formation, filed May 30, 2013, of Beta Transformer Technology LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-K, filed November 15, 2016 (File No. 001-32833)
3.156	Amended and Restated By-laws of Kirkhill Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 4, 2018 (File No. 001-32833)
3.157	Certificate of Incorporation, as amended, of KH Acquisition I Co. (now known as Kirkhill Inc.)	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 4, 2018 (File No. 001-32833)
3.158	Certificate of Incorporation of TransDigm UK Holdings plc	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.159	Articles of Association of TransDigm UK Holdings plc	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.160	Amended and Restated Certificate of Incorporation of Extant Components Group Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.161	Bylaws of Extant Components Group Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.162	Certificate of Incorporation of Extant Components Group Intermediate, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.163	Bylaws of Extant Components Group Intermediate, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.164	Articles of Organization, as amended, of Symetrics Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.165	Amended and Restated Limited Liability Company Agreement of Symetrics Industries, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.166	Articles of Organization, as amended, of Symetrics Technology Group, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.167	Amended and Restated Limited Liability Company Agreement of Symetrics Technology Group, LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.168	Certificate of Incorporation, as amended, of TEAC Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.169	Bylaws of TEAC Aerospace Holdings, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.170	Certificate of Incorporation, as amended, of TEAC Aerospace Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.171	Bylaws of TEAC Aerospace Technologies, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.172	Articles of Incorporation, filed January 2, 1992, of Skandia, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)
3.173	Amended and Restated By-laws of Skandia, Inc.	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed August 8, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.174	Fifth Amended and Restated Certificate of Incorporation of Esterline Technologies Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.175	Second Amended and Restated By-laws of Esterline Technologies Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.176	Certificate of Formation of Esterline International Company	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.177	Amended and Restated Bylaws of Esterline International Company	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4 filed April 2, 2019 (File No. 333-228336)
3.178	Certificate of Incorporation, as amended, of Leach Holding Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.179	Amended and Restated Bylaws of Leach Holding Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.180	Certificate of Incorporation, as amended, of Leach International Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.181	Amended and Restated Bylaws of Leach International Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.182	Certificate of Incorporation of Leach Technology Group, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.183	Amended and Restated Bylaws of Leach Technology Group, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.184	Restated Articles of Incorporation of TA Aerospace Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.185	Amended and Restated Bylaws of TA Aerospace Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.186	Certificate of Formation of CMC Electronics Aurora LLC	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.187	Amended and Restated Limited Liability Company Agreement of CMC Electronics Aurora LLC	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.188	Certificate of Formation of Esterline Europe Company LLC	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.189	Amended and Restated Limited Liability Company Agreement of Esterline Europe Company LLC	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.190	Certificate of Formation, as amended, of Esterline Georgia US LLC (now known as TREALITY SVS LLC)	Incorporated by reference to Transdigm Group Incorporated’s Form 10-K, filed November 19, 2019 (File No. 001-32833)
3.191	Amended and Restated Limited Liability Company Agreement of TREALITY SVS LLC	Incorporated by reference to Transdigm Group Incorporated’s Form 10-K, filed November 19, 2019 (File No. 001-32833)
3.192	Amended and Restated Certificate of Formation, as amended, of Esterline Federal LLC (now known as ScioTeq LLC)	Incorporated by reference to Transdigm Group Incorporated’s Form 10-K, filed November 19, 2019 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.193	Amended and Restated Limited Liability Company Agreement of ScioTeq LLC	Incorporated by reference to Transdigm Group Incorporated’s Form 10-K, filed November 19, 2019 (File No. 001-32833)
3.194	Certificate of Incorporation, as amended, of Angus Electronics Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.195	Amended and Restated Bylaws of Angus Electronics Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.196	Amended and Restated Articles of Incorporation of Avista, Incorporated	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.197	Amended and Restated Bylaws of Avista, Incorporated	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.198	Certificate of Incorporation, as amended, of Esterline Sensors Services Americas, Inc. (now known as Auxitrol Weston USA, Inc.)	Incorporated by reference to TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed August 7, 2019 (File No. 333-233103)
3.199	Amended and Restated Bylaws of Esterline Sensors Services Americas, Inc. (now known as Auxitrol Weston USA, Inc.)	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.200	Certificate of Formation of Esterline Technologies SGIP LLC	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.201	Limited Liability Company Agreement of Esterline Technologies SGIP LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 8, 2019 (File No. 001-32833)
3.202	Certificate of Incorporation of Hytek Finishes Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.203	Amended and Restated Bylaws of Hytek Finishes Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.204	Restated Articles of Incorporation of Janco Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.205	Amended and Restated Bylaws of Janco Corporation	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.206	Certificate of Incorporation, as amended, of Mason Electric Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.207	Amended and Restated Bylaws of Mason Electric Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.208	Amended and Restated Articles of Incorporation, as amended, of NMC Group, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.209	Amended and Restated Bylaws of NMC Group, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.210	Certificate of Incorporation, as amended, of Norwich Aero Products, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.211	Amended and Restated By-laws of Norwich Aero Products, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.212	Certificate of Incorporation, as amended, of Palomar Products, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.213	Amended and Restated Bylaws of Palomar Products, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.214	Certificate of Formation of 17111 Waterview Pkwy LLC	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.215	Limited Liability Company Agreement of 17111 Waterview Pkwy LLC	Incorporated by reference to TransDigm Group Incorporated’s Form 10-Q, filed May 8, 2019 (File No. 001-32833)
3.216	Certificate of Incorporation of Korry Electronics Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.217	Amended and Restated Bylaws of Korry Electronics Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.218	Certificate of Incorporation of Armtec Defense Products Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.219	Amended and Restated Bylaws of Armtec Defense Products Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.220	Certificate of Incorporation of Armtec Countermeasures Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.221	Amended and Restated Bylaws of Armtec Countermeasures Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
3.222	Certificate of Incorporation, as amended, of Armtec Countermeasures TNO Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.223	Amended and Restated Bylaws of Armtec Countermeasures TNO Co.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.224	Certificate of Incorporation of Racal Acoustics, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.225	Amended and Restated Bylaws of Racal Acoustics, Inc.	Incorporated by reference to Amendment No. 1 to TransDigm UK Holdings plc’s, TransDigm Inc.’s and TransDigm Group Incorporated’s Form S-4, filed April 2, 2019 (File No. 333-228336)
3.226	Certificate of Incorporation of TDG ESL Holdings Inc.	Incorporated by reference to Transdigm Group Incorporated’s Form 10-K, filed November 19, 2019 (File No. 001-32833)
3.227	By-laws of TDG ESL Holdings Inc.	Incorporated by reference to Transdigm Group Incorporated’s Form 10-K, filed November 19, 2019 (File No. 001-32833)
4.1	Form of Stock Certificate	Incorporated by reference to Amendment No. 3 to TransDigm Group Incorporated’s Form S-1 filed March 13, 2006 (File No. 333-130483)
4.2
Indenture, dated as of June 4, 2014, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2024

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed June 6, 2014 (File No. 001-32833)
4.3
Indenture, dated as of May 14, 2015, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2025

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed May 19, 2015 (File No. 001-32833)
4.4
Indenture, dated as of June 9, 2016, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 6.375% Senior Subordinated Notes due 2026

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed June 14, 2016 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.5
Indenture, dated as of May 8, 2018, among TransDigm UK Holdings plc, as issuer, TransDigm Group Incorporated and TransDigm Inc., as guarantors, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to TransDigm UK Holdings plc’s 6.875% Senior Subordinated Notes due 2026

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed May 14, 2018 (File No. 001-32833)
4.6
Indenture, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 7.50% Senior Subordinated Notes due 2027

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)
4.7
Indenture, dated as of February 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and US collateral agent, and The Bank of New York Mellon, as UK collateral agent, relating to TransDigm Inc.’s 6.25% Senior Secured Notes due 2026

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)
4.8
Indenture, dated as of November 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 5.50% Senior Subordinated Notes due 2027

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed November 13, 2019 (File No. 001-32833)
4.9
Indenture, dated as of April 8, 2020, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and US collateral agent, and The Bank of New York Mellon, as UK collateral agent, relating to TransDigm Inc.’s 8.00% Senior Secured Notes due 2025

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed April 8, 2020 (File No. 001-32833)
4.10	Form of Supplemental Indenture to Add New Guarantors	Incorporated by reference to Transdigm Group Incorporated’s Form 10-K, filed November 19, 2019 (File No. 001-32833)
4.11	Form of TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2024	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed June 6, 2014 (File No. 001-32833)
4.12	Form of TransDigm Inc.’s 6.50% Senior Subordinated Notes due 2025	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed May 19, 2015 (File No. 001-32833)
4.13	Form of TransDigm Inc.’s 6.375% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed June 14, 2016 (File No. 001-32833)
4.14	Form of TransDigm UK Holdings plc’s 6.875% Senior Subordinated Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed May 14, 2018 (File No. 001-32833)

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
4.15	Form of TransDigm Inc.’s 7.50% Senior Subordinated Notes due 2027	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)
4.16	Form of TransDigm Inc.’s 6.25% Senior Secured Notes due 2026	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed February 13, 2019 (File No. 001-32833)
4.17	Form of TransDigm Inc.’s 5.50% Senior Subordinated Notes due 2027	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed November 13, 2019 (File No. 001-32833)
4.18	Form of TransDigm Inc.’s 8.00% Senior Secured Notes due 2025	Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed April 8, 2020 (File No. 001-32833)
4.19
Registration Rights Agreement, dated as of November 13, 2019, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and Morgan Stanley & Co. LLC, as representative for the initial purchasers listed therein.

Incorporated by reference to TransDigm Group Incorporated’s Form 8-K, filed November 13, 2019 (File No. 001-32833)
5.1	Opinion of Jones Day	Filed herewith
5.2	Opinion of Jones Day	Filed herewith
5.3	Opinion of Perkins Coie LLP	Filed herewith
5.4	Opinion of Shipman & Goodwin LLP	Filed herewith
5.5	Opinion of McGuireWoods LLP	Filed herewith
5.6	Opinion of Greenbaum, Rowe, Smith & Davis LLP	Filed herewith
23.1	Consent of Independent Registered Public Accounting Firm	Filed herewith
23.2	Consent of Independent Registered Public Accounting Firm	Filed herewith
23.3	Consent of Jones Day (included in Exhibit 5.1 hereto)	Filed herewith
23.4	Consent of Jones Day (included in Exhibit 5.2 hereto)	Filed herewith
23.5	Consent of Perkins Coie LLP (included in Exhibit 5.3 hereto)	Filed herewith
23.6	Consent of Shipman & Goodwin LLP (included in Exhibit 5.4 hereto)	Filed herewith
23.7	Consent of McGuireWoods LLP (included in Exhibit 5.5 hereto)	Filed herewith
23.8	Consent of Greenbaum, Rowe, Smith & Davis LLP (included in Exhibit 5.6 hereto)	Filed herewith
24.1	Power of Attorney with respect to TransDigm Inc. (included in the signature pages hereto)	Filed herewith
24.2	Power of Attorney with respect to TransDigm Group Incorporated (included in the signature pages hereto)	Filed herewith
24.3	Power of Attorney with respect to TransDigm UK Holdings plc (included in the signature pages hereto)	Filed herewith
24.4	Power of Attorney with respect to Champion Aerospace LLC (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.5	Power of Attorney with respect to Adams Rite Aerospace, Inc. (included in the signature pages hereto)	Filed herewith
24.6	Power of Attorney with respect to MarathonNorco Aerospace, Inc. (included in the signature pages hereto)	Filed herewith
24.7	Power of Attorney with respect to Avionic Instruments LLC (included in the signature pages hereto)	Filed herewith
24.8	Power of Attorney with respect to Skurka Aerospace Inc. (included in the signature pages hereto)	Filed herewith
24.9	Power of Attorney with respect to CDA Intercorp LLC (included in the signature pages hereto)	Filed herewith
24.10	Power of Attorney with respect to Aviation Technologies, Inc. (included in the signature pages hereto)	Filed herewith
24.11	Power of Attorney with respect to AvtechTyee, Inc. (included in the signature pages hereto)	Filed herewith
24.12	Power of Attorney with respect to Transicoil LLC (included in the signature pages hereto)	Filed herewith
24.13	Power of Attorney with respect to AeroControlex Group, Inc. (included in the signature pages hereto)	Filed herewith
24.14	Power of Attorney with respect to Acme Aerospace, Inc. (included in the signature pages hereto)	Filed herewith
24.15	Power of Attorney with respect to Dukes Aerospace, Inc. (included in the signature pages hereto)	Filed herewith
24.16	Power of Attorney with respect to CEF Industries, LLC (included in the signature pages hereto)	Filed herewith
24.17	Power of Attorney with respect to Bruce Aerospace Inc. (included in the signature pages hereto)	Filed herewith
24.18	Power of Attorney with respect to Semco Instruments, Inc. (included in the signature pages hereto)	Filed herewith
24.19	Power of Attorney with respect to Hartwell Corporation (included in the signature pages hereto)	Filed herewith
24.20	Power of Attorney with respect to McKechnie Aerospace DE, Inc. (included in the signature pages hereto)	Filed herewith
24.21	Power of Attorney with respect to McKechnie Aerospace Holdings, Inc. (included in the signature pages hereto)	Filed herewith
24.22	Power of Attorney with respect to McKechnie Aerospace US LLC (included in the signature pages hereto)	Filed herewith
24.23	Power of Attorney with respect to Texas Rotronics, Inc. (included in the signature pages hereto)	Filed herewith
24.24	Power of Attorney with respect to Electromech Technologies LLC (included in the signature pages hereto)	Filed herewith
24.25	Power of Attorney with respect to Schneller LLC (included in the signature pages hereto)	Filed herewith
24.26	Power of Attorney with respect to HarcoSemco LLC (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.27	Power of Attorney with respect to AmSafe Global Holdings, Inc. (included in the signature pages hereto)	Filed herewith
24.28	Power of Attorney with respect to Bridport Holdings, Inc. (included in the signature pages hereto)	Filed herewith
24.29	Power of Attorney with respect to AmSafe, Inc. (included in the signature pages hereto)	Filed herewith
24.30	Power of Attorney with respect to Shield Restraint Systems, Inc. (included in the signature pages hereto)	Filed herewith
24.31	Power of Attorney with respect to Bridport-Air Carrier, Inc. (included in the signature pages hereto)	Filed herewith
24.32	Power of Attorney with respect to Bridport Erie Aviation, Inc. (included in the signature pages hereto)	Filed herewith
24.33	Power of Attorney with respect to Arkwin Industries, Inc. (included in the signature pages hereto)	Filed herewith
24.34	Power of Attorney with respect to Whippany Actuation Systems, LLC (included in the signature pages hereto)	Filed herewith
24.35	Power of Attorney with respect to Aerosonic LLC (included in the signature pages hereto)	Filed herewith
24.36	Power of Attorney with respect to Airborne Acquisition, Inc. (included in the signature pages hereto)	Filed herewith
24.37	Power of Attorney with respect to Airborne Global, Inc. (included in the signature pages hereto)	Filed herewith
24.38	Power of Attorney with respect to Airborne Systems North America Inc. (included in the signature pages hereto)	Filed herewith
24.39	Power of Attorney with respect to Airborne Holdings, Inc. (included in the signature pages hereto)	Filed herewith
24.40	Power of Attorney with respect to Airborne Systems North America of CA Inc. (included in the signature pages hereto)	Filed herewith
24.41	Power of Attorney with respect to Airborne Systems NA Inc. (included in the signature pages hereto)	Filed herewith
24.42	Power of Attorney with respect to Airborne Systems North America of NJ Inc. (included in the signature pages hereto)	Filed herewith
24.43	Power of Attorney with respect to Avionics Specialties, Inc. (included in the signature pages hereto)	Filed herewith
24.44	Power of Attorney with respect to PneuDraulics, Inc. (included in the signature pages hereto)	Filed herewith
24.45	Power of Attorney with respect to Telair US LLC (included in the signature pages hereto)	Filed herewith
24.46	Power of Attorney with respect to Telair International LLC (included in the signature pages hereto)	Filed herewith
24.47	Power of Attorney with respect to Pexco Aerospace, Inc. (included in the signature pages hereto)	Filed herewith
24.48	Power of Attorney with respect to Breeze-Eastern LLC (included in the signature pages hereto)	Filed herewith
24.49	Power of Attorney with respect to ILC Holdings, Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.50	Power of Attorney with respect to Data Device Corporation (included in the signature pages hereto)	Filed herewith
24.51	Power of Attorney with respect to Beta Transformer Technology Corporation (included in the signature pages hereto)	Filed herewith
24.52	Power of Attorney with respect to Beta Transformer Technology LLC (included in the signature pages hereto)	Filed herewith
24.53	Power of Attorney with respect to Young & Franklin Inc. (included in the signature pages hereto)	Filed herewith
24.54	Power of Attorney with respect to Tactair Fluid Controls, Inc. (included in the signature pages hereto)	Filed herewith
24.55	Power of Attorney with respect to Johnson Liverpool LLC (included in the signature pages hereto)	Filed herewith
24.56	Power of Attorney with respect to North Hills Signal Processing Corp. (included in the signature pages hereto)	Filed herewith
24.57	Power of Attorney with respect to North Hills Signal Processing Overseas Corp. (included in the signature pages hereto)	Filed herewith
24.58	Power of Attorney with respect to Kirkhill Inc. (included in the signature pages hereto)	Filed herewith
24.59	Power of Attorney with respect to Extant Components Group Holdings, Inc. (included in the signature pages hereto)	Filed herewith
24.60	Power of Attorney with respect to Extant Components Group Intermediate, Inc. (included in the signature pages hereto)	Filed herewith
24.61	Power of Attorney with respect to Symetrics Industries, LLC (included in the signature pages hereto)	Filed herewith
24.62	Power of Attorney with respect to Symetrics Technology Group, LLC (included in the signature pages hereto)	Filed herewith
24.63	Power of Attorney with respect to TEAC Aerospace Holdings, Inc. (included in the signature pages hereto)	Filed herewith
24.64	Power of Attorney with respect to TEAC Aerospace Technologies, Inc. (included in the signature pages hereto)	Filed herewith
24.65	Power of Attorney with respect to Skandia, Inc. (included in the signature pages hereto)	Filed herewith
24.66	Power of Attorney with respect to Esterline Technologies Corporation (included in the signature pages hereto)	Filed herewith
24.67	Power of Attorney with respect to Esterline International Company (included in the signature pages hereto)	Filed herewith
24.68	Power of Attorney with respect to Leach Holding Corporation (included in the signature pages hereto)	Filed herewith
24.69	Power of Attorney with respect to Leach International Corporation (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
24.70	Power of Attorney with respect to Leach Technology Group, Inc. (included in the signature pages hereto)	Filed herewith
24.71	Power of Attorney with respect to TA Aerospace Co. (included in the signature pages hereto)	Filed herewith
24.72	Power of Attorney with respect to CMC Electronics Aurora LLC (included in the signature pages hereto)	Filed herewith
24.73	Power of Attorney with respect to Esterline Europe Company LLC (included in the signature pages hereto)	Filed herewith
24.74	Power of Attorney with respect to TREALITY SVS LLC (included in the signature pages hereto)	Filed herewith
24.75	Power of Attorney with respect to ScioTeq LLC (included in the signature pages hereto)	Filed herewith
24.76	Power of Attorney with respect to Angus Electronics Co. (included in the signature pages hereto)	Filed herewith
24.77	Power of Attorney with respect to Avista, Incorporated (included in the signature pages hereto)	Filed herewith
24.78	Power of Attorney with respect to Auxitrol Weston USA, Inc. (included in the signature pages hereto)	Filed herewith
24.79	Power of Attorney with respect to Esterline Technologies SGIP LLC (included in the signature pages hereto)	Filed herewith
24.80	Power of Attorney with respect to Hytek Finishes Co. (included in the signature pages hereto)	Filed herewith
24.81	Power of Attorney with respect to Janco Corporation (included in the signature pages hereto)	Filed herewith
24.82	Power of Attorney with respect to Mason Electric Co. (included in the signature pages hereto)	Filed herewith
24.83	Power of Attorney with respect to NMC Group, Inc. (included in the signature pages hereto)	Filed herewith
24.84	Power of Attorney with respect to Norwich Aero Products, Inc. (included in the signature pages hereto)	Filed herewith
24.85	Power of Attorney with respect to Palomar Products, Inc. (included in the signature pages hereto)	Filed herewith
24.86	Power of Attorney with respect to 17111 Waterview Pkwy LLC (included in the signature pages hereto)	Filed herewith
24.87	Power of Attorney with respect to Korry Electronics Co. (included in the signature pages hereto)	Filed herewith
24.88	Power of Attorney with respect to Armtec Defense Products Co. (included in the signature pages hereto)	Filed herewith
24.89	Power of Attorney with respect to Armtec Countermeasures Co. (included in the signature pages hereto)	Filed herewith
24.90	Power of Attorney with respect to Armtec Countermeasures TNO Co. (included in the signature pages hereto)	Filed herewith
24.91	Power of Attorney with respect to Racal Acoustics, Inc. (included in the signature pages hereto)	Filed herewith
24.92	Power of Attorney with respect to TDG ESL Holdings Inc. (included in the signature pages hereto)	Filed herewith

Exhibit No.	Description	Filed Herewith or Incorporated by Reference From
25.1	Statement of Eligibility of Trustee with respect to the Indenture dated as of November 13, 2019, relating to the 5.500% Senior Subordinated Notes due 2027	Filed herewith
99.1	Form of Letter of Transmittal	Filed herewith
99.2	Form of Notice of Guaranteed Delivery	Filed herewith
99.3	Form of Letter to Clients	Filed herewith
99.4	Form of Letter to Nominees	Filed herewith
(b)    Financial Statement Schedules. Financial statement schedules are omitted because they are not required or the required information is shown in the consolidated financial statements or the notes thereto incorporated by reference into the prospectus that forms a part of this registration statement.
(c)    Opinions. Not applicable.
Item 22. Undertakings.
The undersigned registrant hereby undertakes:
(1)    To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)    To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
(ii)    To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.
(iii)    To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(2)    That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)    That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(5)    That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)    Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)    Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii)    The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv)    Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(6)    The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(7)    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(8)    To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(9)    To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TRANSDIGM INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Kevin M. Stein, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director	May 5, 2020
Kevin M. Stein	(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer	May 5, 2020
Sarah Wynne	(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm Group Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Kevin M. Stein, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director	May 5, 2020
Kevin M. Stein	(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer	May 5, 2020
Michael J. Lisman	(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer	May 5, 2020
Sarah Wynne	(Principal Accounting Officer)

/s/ W. Nicholas Howley	Executive Chairman and Director	May 5, 2020
W. Nicholas Howley

/s/ David Barr	Director	May 5, 2020
David Barr

/s/ William Dries	Director	May 5, 2020
William Dries

/s/ Mervin Dunn	Director	May 5, 2020
Mervin Dunn

/s/ Michael Graff	Director	May 5, 2020
Michael Graff

/s/ Sean P. Hennessy	Director	May 5, 2020
Sean P. Hennessy

/s/ Raymond F. Laubenthal	Director	May 5, 2020
Raymond F. Laubenthal

/s/ Gary E. McCullough	Director	May 5, 2020
Gary E. McCullough

/s/ Michele Santana	Director	May 5, 2020
Michele Santana

/s/ Robert J. Small	Director	May 5, 2020
Robert J. Small

/s/ John Staer	Director	May 5, 2020
John Staer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TransDigm UK Holdings plc has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TRANSDIGM UK HOLDINGS PLC

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Director

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Liza Sabol	Director	May 5, 2020
Liza Sabol	(Principal Executive and Financial Officer and
Authorized Representative in the United States)

/s/ Sarah Wynne	Director	May 5, 2020
Sarah Wynne	(Principal Accounting Officer)

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Champion Aerospace LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

CHAMPION AEROSPACE LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc., its	May 5, 2020
Kevin M. Stein	sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member	May 5, 2020
Michael J. Lisman	(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of TransDigm Inc., its sole member	May 5, 2020
Sarah Wynne	(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of
Halle F. Terrion	TransDigm Inc., its sole member	May 5, 2020

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Adams Rite Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ADAMS RITE AEROSPACE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	May 5, 2020
Michael J. Lisman

/s/ Liza Sabol	Treasurer (Principal Financial and Accounting Officer)	May 5, 2020
Liza Sabol

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, MarathonNorco Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

MARATHONNORCO AEROSPACE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and	May 5, 2020
Michael J. Lisman	Director
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Avionic Instruments LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AVIONIC INSTRUMENTS LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole	May 5, 2020
Michael J. Lisman	member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of TransDigm Inc., its sole member	May 5, 2020
Sarah Wynne	(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and	May 5, 2020
Halle F. Terrion	Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Skurka Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SKURKA AEROSPACE INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer	May 5, 2020
Michael J. Lisman	and Director
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, CDA InterCorp LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

CDA INTERCORP LLC

By: TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of	May 5, 2020
Michael J. Lisman	TransDigm Inc., its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of	May 5, 2020
Sarah Wynne	TransDigm Inc., its sole member
(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and	May 5, 2020
Halle F. Terrion	Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Aviation Technologies, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AVIATION TECHNOLOGIES, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer, President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, AvtechTyee, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AVTECHTYEE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Transicoil LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TRANSICOIL LLC

By:	Aviation Technologies, Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer, President and	May 5, 2020
Michael J. Lisman	Director of Aviation Technologies, Inc., its sole member
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer of Aviation Technologies, Inc., its sole member	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of Aviation Technologies, Inc., its sole member	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, AeroControlex Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AEROCONTROLEX GROUP, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President, Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

/s/ Kevin M. Stein	Director	May 5, 2020
Kevin M. Stein

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Acme Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ACME AEROSPACE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Dukes Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

DUKES AEROSPACE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer and Director	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, CEF Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

CEF INDUSTRIES, LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc.,	May 5, 2020
Kevin M. Stein	its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole	May 5, 2020
Michael J. Lisman	member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of TransDigm Inc., its sole member	May 5, 2020
Sarah Wynne	(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and	May 5, 2020
Halle F. Terrion	Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Bruce Aerospace Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

BRUCE AEROSPACE INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer and Director	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Semco Instruments, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SEMCO INSTRUMENTS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Hartwell Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

HARTWELL CORPORATION

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and	May 5, 2020
Michael J. Lisman	Director
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer and Director	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace DE, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

MCKECHNIE AEROSPACE DE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors, President and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, President, Chief Executive Officer	May 5, 2020
Michael J. Lisman	and Director
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

MCKECHNIE AEROSPACE HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer
Liza Sabol	(Principal Financial and Accounting Officer)	May 5, 2020

/s/ Halle F. Terrion	Secretary and Director
Halle F. Terrion		May 5, 2020

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, McKechnie Aerospace US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

MCKECHNIE AEROSPACE US LLC

By:	McKechnie Aerospace DE, Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors, President and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, President,	May 5, 2020
Michael J. Lisman	Chief Executive Officer and Director of
McKechnie Aerospace DE, Inc., its sole member
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer of McKechnie Aerospace DE, Inc., its sole member	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of	May 5, 2020
Halle F. Terrion	McKechnie Aerospace DE, Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Texas Rotronics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TEXAS ROTRONICS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Electromech Technologies LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ELECTROMECH TECHNOLOGIES LLC

By:	McKechnie Aerospace US LLC, its sole member

By:	McKechnie Aerospace DE, Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors, President and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, President,	May 5, 2020
Michael J. Lisman	Chief Executive Officer and Director of McKechnie Aerospace DE, Inc.,
the sole member of McKechnie Aerospace US LLC, its sole member
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer of McKechnie Aerospace DE, Inc., the sole member of	May 5, 2020
Liza Sabol	McKechnie Aerospace US LLC, its sole member
(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of McKechnie Aerospace DE, Inc., the sole	May 5, 2020
Halle F. Terrion	member of McKechnie Aerospace US LLC, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Schneller LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SCHNELLER LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of TransDigm Inc.,	May 5, 2020
Kevin M. Stein	its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of	May 5, 2020
Michael J. Lisman	TransDigm Inc., its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of TransDigm Inc., its sole member	May 5, 2020
Sarah Wynne	(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary	May 5, 2020
Halle F. Terrion	and Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, HarcoSemco LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

HARCOSEMCO LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of	May 5, 2020
Michael J. Lisman	TransDigm Inc., its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of	May 5, 2020
Sarah Wynne	TransDigm Inc., its sole member
(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary	May 5, 2020
Halle F. Terrion	and Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe Global Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AMSAFE GLOBAL HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and	May 5, 2020
Michael J. Lisman	Director
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

BRIDPORT HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer, President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, AmSafe, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AMSAFE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and	May 5, 2020
Michael J. Lisman	Director
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Shield Restraint Systems, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SHIELD RESTRAINT SYSTEMS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and	May 5, 2020
Michael J. Lisman	Director
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport-Air Carrier, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

BRIDPORT-AIR CARRIER, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer, President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Bridport Erie Aviation, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Chairman of the Board of Directors and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Liza Sabol	Chairman of the Board of Directors, President and Director	May 5, 2020
Liza Sabol	(Principal Executive Officer)

/s/ Michael J. Lisman	Vice President and Treasurer	May 5, 2020
Michael J. Lisman	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

/s/ Kevin M. Stein	Director	May 5, 2020
Kevin M. Stein

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Arkwin Industries, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ARKWIN INDUSTRIES, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Whippany Actuation Systems, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

WHIPPANY ACTUATION SYSTEMS, LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of	May 5, 2020
Michael J. Lisman	TransDigm Inc., its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of	May 5, 2020
Sarah Wynne	TransDigm Inc., its sole member
(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary	May 5, 2020
Halle F. Terrion	and Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Aerosonic LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AEROSONIC LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of	May 5, 2020
Michael J. Lisman	TransDigm Inc., its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of	May 5, 2020
Sarah Wynne	TransDigm Inc., its sole member
(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary	May 5, 2020
Halle F. Terrion	and Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Acquisition, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AIRBORNE ACQUISITION, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer, President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Global, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AIRBORNE GLOBAL, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer, President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems North America Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AIRBORNE SYSTEMS NORTH AMERICA INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AIRBORNE HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer and President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer, President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems North America of CA Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Bryce Wiedeman	Chairman of the Board of Directors and President	May 5, 2020
Bryce Wiedeman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

/s/ Michael J. Lisman	Director	May 5, 2020
Michael J. Lisman

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems NA Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AIRBORNE SYSTEMS NA INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Airborne Systems North America of NJ Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chairman of the Board of Directors, Chief Executive Officer and	May 5, 2020
Michael J. Lisman	Director
(Principal Executive Officer)

/s/ Liza Sabol	Vice President and Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Avionics Specialties, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AVIONICS SPECIALTIES, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, PneuDraulics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

PNEUDRAULICS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Telair US LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TELAIR US LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of	May 5, 2020
Michael J. Lisman	TransDigm Inc., its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of	May 5, 2020
Sarah Wynne	TransDigm Inc., its sole member
(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary	May 5, 2020
Halle F. Terrion	and Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Telair International LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TELAIR INTERNATIONAL LLC

By:	Telair US LLC, its sole member

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., the sole member of
Telair US LLC, its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc.,	May 5, 2020
Michael J. Lisman	the sole member of Telair US LLC, its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of TransDigm Inc., the sole member of	May 5, 2020
Sarah Wynne	Telair US LLC, its sole member
(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary	May 5, 2020
Halle F. Terrion	and Director of TransDigm Inc., the sole member of
Telair US LLC, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Pexco Aerospace, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

PEXCO AEROSPACE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Breeze-Eastern LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

BREEZE-EASTERN LLC

By:	TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Stein	President, Chief Executive Officer and Director of	May 5, 2020
Kevin M. Stein	TransDigm Inc., its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Chief Financial Officer and Director of	May 5, 2020
Michael J. Lisman	TransDigm Inc., its sole member
(Principal Financial Officer)

/s/ Sarah Wynne	Chief Accounting Officer of	May 5, 2020
Sarah Wynne	TransDigm Inc., its sole member
(Principal Accounting Officer)

/s/ Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary	May 5, 2020
Halle F. Terrion	and Director of TransDigm Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, ILC Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ILC HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	President

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Data Device Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

DATA DEVICE CORPORATION

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer and Director	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Beta Transformer Technology Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

BETA TRANSFORMER TECHNOLOGY CORPORATION

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer and Director	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Beta Transformer Technology LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

BETA TRANSFORMER TECHNOLOGY LLC

By:	Beta Transformer Technology Corporation, its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director of	May 5, 2020
Michael J. Lisman	Beta Transformer Technology Corporation, its sole member
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer and Director of	May 5, 2020
Liza Sabol	Beta Transformer Technology Corporation, its sole member
(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of	May 5, 2020
Halle F. Terrion	Beta Transformer Technology Corporation, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Young & Franklin Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

YOUNG & FRANKLIN INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Tactair Fluid Controls, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TACTAIR FLUID CONTROLS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Johnson Liverpool LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

JOHNSON LIVERPOOL LLC

By:	Young & Franklin Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director of	May 5, 2020
Michael J. Lisman	Young & Franklin Inc., its sole member
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer of Young & Franklin Inc., its sole member	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of	May 5, 2020
Halle F. Terrion	Young & Franklin Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, North Hills Signal Processing Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

NORTH HILLS SIGNAL PROCESSING CORP.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, North Hills Signal Processing Overseas Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Kirkhill Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

KIRKHILL INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin McHenry	President	May 5, 2020
Kevin McHenry	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

/s/ Michael J. Lisman	Director	May 5, 2020
Michael J. Lisman

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Extant Components Group Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

EXTANT COMPONENTS GROUP HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Extant Components Group Intermediate, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

EXTANT COMPONENTS GROUP INTERMEDIATE, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Symetrics Industries, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SYMETRICS INDUSTRIES, LLC

By:	Symetrics Technology Group, LLC, its sole member

By:	Extant Components Group Intermediate, Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director of Extant Components Group	May 5, 2020
Michael J. Lisman	Intermediate, Inc., the sole member of
Symetrics Technology Group, LLC, its sole member
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer of Extant Components Group Intermediate, Inc., the sole	May 5, 2020
Liza Sabol	member of Symetrics Technology Group, LLC, its sole member
(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of	May 5, 2020
Halle F. Terrion	Extant Components Group Intermediate, Inc., the sole member of
Symetrics Technology Group, LLC, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Symetrics Technology Group, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SYMETRICS TECHNOLOGY GROUP, LLC

By:	Extant Components Group Intermediate, Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director of	May 5, 2020
Michael J. Lisman	Extant Components Group Intermediate, Inc., its sole member
(Principal Executive Officer)

/s/ Liza Sabol	Treasurer of	May 5, 2020
Liza Sabol	Extant Components Group Intermediate, Inc., its sole member
(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of	May 5, 2020
Halle F. Terrion	Extant Components Group Intermediate, Inc., its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TEAC Aerospace Holdings, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TEAC AEROSPACE HOLDINGS, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TEAC Aerospace Technologies, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TEAC AEROSPACE TECHNOLOGIES, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ James F. Gerwien	President	May 5, 2020
James F. Gerwien	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

/s/ Michael J. Lisman	Director	May 5, 2020
Michael J. Lisman

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Skandia, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SKANDIA, INC.

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Executive Officer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion, Kevin M. Stein and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Technologies Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ESTERLINE TECHNOLOGIES CORPORATION

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson	President and Chief Executive Officer	May 5, 2020
Robert Henderson	(Principal Executive Officer)

/s/ Michael J. Lisman	Director	May 5, 2020
Michael J. Lisman

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline International Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ESTERLINE INTERNATIONAL COMPANY

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Leach Holding Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

LEACH HOLDING CORPORATION

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Leach International Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

LEACH INTERNATIONAL CORPORATION

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Leach Technology Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

LEACH TECHNOLOGY GROUP, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TA Aerospace Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TA AEROSPACE CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, CMC Electronics Aurora LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

CMC ELECTRONICS AURORA LLC

By:	Esterline Technologies Corporation, its sole member

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson	President and Chief Executive Officer of Esterline	May 5, 2020
Robert Henderson	Technologies Corporation, its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	May 5, 2020
Michael J. Lisman

/s/ Liza Sabol	Treasurer of Esterline Technologies Corporation, its sole member	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of Esterline Technologies	May 5, 2020
Halle F. Terrion	Corporation, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Europe Company LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ESTERLINE EUROPE COMPANY LLC

By:	Esterline Technologies Corporation, its sole member

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson	President and Chief Executive Officer of Esterline	May 5, 2020
Robert Henderson	Technologies Corporation, its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Director of Esterline Technologies Corporation,	May 5, 2020
Michael J. Lisman	its sole member

/s/ Liza Sabol	Treasurer of Esterline Technologies	May 5, 2020
Liza Sabol	Corporation, its sole member
(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of Esterline Technologies	May 5, 2020
Halle F. Terrion	Corporation, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TREALITY SVS LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TREALITY SVS LLC

By:	Esterline Europe Company LLC, its sole member

By:	Esterline Technologies Corporation, its sole member

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson	President and Chief Executive Officer of Esterline	May 5, 2020
Robert Henderson	Technologies Corporation, the sole member of
Esterline Europe Company LLC, its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Director of Esterline Technologies Corporation,	May 5, 2020
Michael J. Lisman	the sole member of Esterline Europe Company LLC, its sole member

/s/ Liza Sabol	Treasurer of Esterline Technologies Corporation,	May 5, 2020
Liza Sabol	the sole member of Esterline Europe Company LLC, its sole member
(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of Esterline Technologies	May 5, 2020
Halle F. Terrion	Corporation, the sole member of
Esterline Europe Company LLC, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, ScioTeq LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

SCIOTEQ LLC

By:	TREALITY SVS LLC, its sole member

By:	Esterline Technologies Corporation, its sole member

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson	President and Chief Executive Officer of Esterline	May 5, 2020
Robert Henderson	Technologies Corporation, the sole member of
TREALITY SVS LLC, its sole member
(Principal Executive Officer)

/s/ Michael J. Lisman	Director of Esterline Technologies Corporation, the sole	May 5, 2020
Michael J. Lisman	member of TREALITY SVS LLC, its sole member

/s/ Liza Sabol	Treasurer of Esterline Technologies Corporation, the sole	May 5, 2020
Liza Sabol	member of TREALITY SVS LLC, its sole member
(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation,	May 5, 2020
Halle F. Terrion	the sole member of TREALITY SVS LLC, its sole member

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Angus Electronics Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ANGUS ELECTRONICS CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Avista, Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AVISTA, INCORPORATED

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Auxitrol Weston USA, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

AUXITROL WESTON USA, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Esterline Technologies SGIP LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ESTERLINE TECHNOLOGIES SGIP LLC

By:	Esterline Technologies Corporation, its sole member

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member	May 5, 2020
Robert Henderson	(Principal Executive Officer)

/s/ Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	May 5, 2020
Michael J. Lisman

/s/ Liza Sabol	Treasurer of Esterline Technologies Corporation, its sole member	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Hytek Finishes Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

HYTEK FINISHES CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Janco Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

JANCO CORPORATION

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Mason Electric Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

MASON ELECTRIC CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, NMC Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

NMC GROUP, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer and Director	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Norwich Aero Products, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

NORWICH AERO PRODUCTS, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Palomar Products, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

PALOMAR PRODUCTS, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, 17111 Waterview Pkwy LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

17111 WATERVIEW PKWY LLC

By:	Esterline Technologies Corporation, its sole member

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Robert Henderson, Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Robert Henderson	President and Chief Executive Officer of Esterline Technologies Corporation, its sole member	May 5, 2020
Robert Henderson	(Principal Executive Officer)

/s/ Michael J. Lisman	Director of Esterline Technologies Corporation, its sole member	May 5, 2020
Michael J. Lisman

/s/ Liza Sabol	Treasurer of Esterline Technologies Corporation, its sole member	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director of Esterline Technologies Corporation, its sole member	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Korry Electronics Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

KORRY ELECTRONICS CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Armtec Defense Products Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ARMTEC DEFENSE PRODUCTS CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Armtec Countermeasures Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ARMTEC COUNTERMEASURES CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Armtec Countermeasures TNO Co. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

ARMTEC COUNTERMEASURES TNO CO.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, Racal Acoustics, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

RACAL ACOUSTICS, INC.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	Chief Executive Officer and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, TDG ESL Holdings Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 5th day of May, 2020.

TDG ESL Holdings Inc.

By:	/s/ Liza Sabol
Name:	Liza Sabol
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below authorizes Michael J. Lisman, Halle F. Terrion and Liza Sabol, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Lisman	President and Director	May 5, 2020
Michael J. Lisman	(Principal Executive Officer)

/s/ Liza Sabol	Treasurer	May 5, 2020
Liza Sabol	(Principal Financial and Accounting Officer)

/s/ Halle F. Terrion	Secretary and Director	May 5, 2020
Halle F. Terrion